                                                                     EXHIBIT 4.6

[LOGO OF HOARE GOVETT]

                                                    Hoare Govett Limited
                                                    250 Bishopsgate
                                                    London EC2M 4AA
                                                    Telephone +44(0)20 7678 8000
                                                    Facsimile +44(0)20 7678 1587


STRICTLY PRIVATE AND CONFIDENTIAL

                                                        TOTAL PLACING COMMITMENT
                                            ------------------------------------
                                                     Box A                 Box B
                                               Firm Shares     Open Offer Shares


                                                 4,864,371             5,135,629
                                            ------------------------------------
                                                                     29 May 2001

Richard Wilmot Esq
Newton
71 Queen Victoria Street
London
EC4V 4DR


For the attention of: Richard Wilmot

Dear Sirs

Bright Station plc (the "Company")
Placing of 270,000,000 new ordinary shares of 1p each ("New Ordinary Shares") on behalf of the Company at 5p per share (the "Issue Price") (the "Placing")

We refer to our telephone conversation and to the recent presentation made by the Company to you in connection with the above fund raising (the
"Presentation").

It is currently proposed that 270,000,000 New Ordinary Shares will be issued in connection with a placing and open offer to raise (pound)13.5 million (gross). Under the proposed open offer (the "Open Offer"), up to 138,661,969 of the New Ordinary Shares will be offered to qualifying shareholders (the "Open Offer Shares") at the Issue Price on the basis of 4 Open Offer Shares for every 5 existing Ordinary Shares held. Accordingly, the Open Offer Shares are being conditionally placed with institutional investors by Hoare Govett as agent for the Company, subject to clawback under the Open Offer, and the remaining 131,338,031 New Ordinary Shares are being placed firm (the "Firm Shares"). The New Ordinary Shares will rank pari passu in all respects with the Company's existing ordinary shares.

It is currently proposed that a circular comprising a prospectus will be published by the Company containing further details of the Placing and Open Offer and other proposals (see below) on or before 29 June 2001 ("Circular"). The Circular will contain a notice convening an extraordinary general meeting of the Company to approve the Placing and Open Offer and related proposals ("EGM"). Application will also be made for the New Ordinary Shares to be admitted to listing on the Official List of the UK Listing Authority ("UKLA") and to trading on the London Stock Exchange's main market for listed securities ("Admission"). On the basis that the Circular is published by the above date, it is expected that Admission will become effective by no later than 23 July 2001.

[LOGO OF HOARE GOVETT]

In addition to the Placing and Open Offer, it is also proposed that:

(a) other than Mr Lomnitz, all of the current Directors will resign on Admission (Mr Lomnitz will remain as an executive Director). Messrs Jefferies (Non-executive Chairman), Hill (Chief Executive Officer), Canham (Chief Financial Officer) and Bair (non-executive Director) will be appointed to the Company's Board on Admission;

(b) the total "pool" of share options capable of being issued under the Company's share option schemes will be increased from 10 per cent. of the issued share capital from time to time to 15 per cent;

(c) the Company closes its OfficeShopper and Sparza operations, trading now having ceased;

(d) between the date of this letter and completion of the Placing and Open Offer, the Company may be required to secure a temporary credit line and or debt bridge facility, which may be provided by some or all of the existing directors, to provide cash liquidity pending completion of the Placing and Open Offer;

(e) in connection with the termination of their arrangements with the Company and the cancellation of their outstanding share options, Dan Wagner and Dave Mattey will be entitled, subject to completion of the Placing and Open Offer, to certain payments from the Company amounting to (pound)220,580 and (pound)274,337 respectively, which amounts they have agreed will be applied in paying up such number of new Ordinary Shares in the Company as equals the amount of their respective payments divided by the Issue Price;

(f) as of 31 March 2001, the Group had available cash resources of (pound)7.4 million ((pound)16.3 million at 31 December 2000). The Company announced on 2 May 2001 that they had available cash of (pound)2.9 million as at 30 April 2001.

(g) The audit report for the year ended 31 December 2000, while unqualified, contains an explanatory paragraph making reference to a fundamental uncertainty concerning the going concern basis of preparation of the financial statements being dependent upon the successful conclusion of bridge funding and the Placing and Open Offer.

We have pleasure, as agent for the Company, in now offering you the number of Firm Shares set out in Box A above and the number of Open Offer Shares set out in Box B above, (together "Placing Commitment") (free of all expenses) at the Issue Price subject to the terms and conditions in this letter and in the Form of Confirmation and to the Money Laundering Regulations 1993. The Open Offer Shares (but not the Firm Shares) will be subject to recall under the terms of the Open Offer and the right is accordingly reserved to qualifying shareholders to recall before the closing date for the Open Offer all or any of the Open Offer Shares conditionally placed with you.

This letter, the terms of which are conditional (amongst other things) on a draft press announcement ("Press Announcement") being released by the Company confirming securing Placing Commitments of (pound)13.5 million, sets out the basis on which you undertake to accept the Placing Commitment offered to you by the Company (as set out above).

The Placing Commitments shall be made on the terms of this letter and any additional terms and conditions as may be required to comply with the requirements of the City Code on Takeovers and Mergers, the Financial Services Authority acting in its capacity as the United Kingdom Listing Authority ("UKLA") and the London Stock Exchange.

[LOGO OF HOARE GOVETT]

You should note that the Placing and Open Offer is not being underwritten.

The Placing

The Circular is currently expected to be published by the Company no later than 29 June 2001. You are therefore making your decision whether or not to participate In the Placing solely on the basis of the information contained in the Presentation and in this letter. The Presentation may not have contained all Information necessary for you to make an informed assessment of the Company and its prospects. It is a term of your participation in the Placing that you accept this fact. However, your participation in the Placing will be conditional on the following:

(a) an announcement in relation to the Placing and Open Offer and related proposals being made in accordance with the Listing Rules of the UKLA ("Listing Rules");

(b) the Circular being published in accordance with the Financial Services Act 1986 ("FSA") and the Listing Rules and containing a working capital statement in accordance with 6.E.16 of the Listing Rules which is unqualified except as to Admission;

(c) the Circular (a) complying with the Listing Rules and section 146 of the FSA and (b) in Hoare Govett's reasonable opinion being and remaining until Admission accurate and not misleading in any material respect;

(d) In Hoare Govett's reasonable opinion, there being no information in or omissions from the Circular which, when taken as a whole, are materially inconsistent with the information or position contained in the Presentation;

(e) the resolutions being passed at the EGM without amendment which Hoare Govett reasonably regards as material;

(f) the resignation of all of the Company's Directors with effect from Admission (other than Mr Lomnitz who will remain as an executive director);

(g) prior to Admission, so far as Hoare Govett is aware, no order having been made or resolution passed in respect of the Company or any of its material subsidiaries for its or their winding up or dissolution or for it or them to enter into any arrangement or composition for the benefit of creditors, or the appointment of a receiver, administrative receiver, trustee or similar officer;

(h) commitments being received by the Company (or its duly appointed agents) pursuant to the Placing for (pound)13.5 million (gross);

(i)     Admission becoming effective by no later than 31 August 2001.

Hoare Govett and the Company reserve the right to agree and extend the time for the satisfaction of any of the above conditions provided that such time may not be extended beyond 31 August 2001. In that event, we will inform you at the earliest opportunity and all subsequent dates mentioned in this letter will be adjusted appropriately.

You agree that where a condition is expressed to be subject to Hoare Govett's reasonable opinion:

(a) Hoare Govett will exercise its opinion in its absolute discretion, having regard to the Placing and Open Offer as a whole, and not to placees' interests individually; and

[LOGO OF HOARE GOVETT]

(b) provided that Hoare Govett exercises its discretion in good faith, it shall not incur any liability to you whatsoever.

By signing and returning the attached Form of Confirmation, you will confirm your agreement with us, on the terms, and subject to the conditions, of this letter and subject to the Memorandum and Articles of Association of the Company, to subscribe under the Placing for the number of New Ordinary Shares set out in Boxes A and B on page 1 of this letter at the Issue Price. Subject only to the above conditions being satisfied or waived, your Placing Commitment will be irrevocable.

Commissions

No commission will be payable to you in respect of your participation in the Placing.

Hoare Govett will be paid a commission by the Company in relation to the Placing equal to seven per cent. of the total funds raised under the Placing and Open Offer. In order to retain cash within the Company and to align its interests with those of institutional investors who are giving Placing Commitments, Hoare Govett has agreed to take this commission principally in the form of equity at the Issue Price provided that the total number of new Ordinary Shares received by Hoare Govett shall be less than 3 per cent. of the then issued share capital of the Company, with the remainder taken in cash.

Timetable

The date the Circular is posted will determine the timetable for the Open Offer and EGM.

As soon as possible after the closing of the Open Offer, we will inform you of the amount recalled by qualifying shareholders under the Open Offer and of the number of Open Offer Shares and Firm Shares which are required to be taken up by you ("Trade Confirmation"), together with the funds payment to be made.

Please note that ABN AMRO Equities (UK) Limited will act as our execution and settlement agent. As such, all trades will be matched and settled with its CREST Participant ID 590 (five nine zero). Trade confirmations will be issued by ABN AMRO Equities (UK) Limited in the normal manner. Settlement will be free of all charges, commissions and duties.

In the event that you have any queries in respect of settlement, please call Rhys Thomas on 020 7678 7043 or Kevin Gant on 020 7678 0584.

Interest may be charged in respect of payments not received by us for value by the required time referred to above at a rate equal to the London Inter-Bank Offered Rate for seven day deposits in sterling plus five per cent. per annum as determined by us.

In the event that the conditions are not fulfilled by 31 August 2001, the Placing will not proceed and your rights and obligations under this letter shall cease and determine. In such event, all funds delivered to us pursuant to this letter will be returned to you by telegraphic transfer on your instructions or by cheque.

Confirmations

By signing and returning the Form of Confirmation, you will be confirming that, as a term of the acceptance of your Placing Commitment:

[LOGO OF HOARE GOVETT]

(a) you have entered into this commitment solely on the basis of the information contained in the Presentation and this letter and you have not relied on any other representation or warranty in reaching your decision to acquire New Ordinary Shares under your Placing Commitment;

(b) neither Hoare Govett nor the Companys sponsor, PricewaterhouseCoopers Corporate Finance, is acting for you in connection with the Placing and will not be responsible to you in respect of the Placing for providing protections afforded to their customers. In particular, you acknowledge that neither Hoare Govett nor PricewaterhouseCoopers Corporate Finance has made any recommendation to you in relation to the Placing and is not advising you with regard to the suitability or merits of the transaction or in connection with the arrangements set out in this letter. In addition, you acknowledge that you do not expect Hoare Govett or PricewaterhouseCoopers Corporate Finance to have any duties or responsibilities towards you similar or comparable to those imposed by The Securities and Futures Authority Limited's rules requiring "best execution", "suitability" and "risk warnings";

(c) that you, or each person or body on whose behalf you accept your Placing Commitment (in whole or in part) or to whom you allocate such Placing Commitment (in whole or in part) has capacity and authority to enter into and perform the terms of such commitment and that you are entitled to accept your Placing Commitment under the laws of all relevant jurisdictions which apply to you, have complied and will fully comply with all such laws in relation to your Placing Commitment (including, where applicable, the Money Laundering Regulations 1993) and have obtained all governmental and other consents which may be required in relation to your Placing Commitment;

(f) none of the New Ordinary Shares has been or will be registered under the Securities Act of 1933 of the United States (as amended) (the "Securities Act") or any of the relevant securities, laws of Canada or Australia and may not be offered, sold, taken up or delivered, directly or indirectly, into or within the United States except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act, and you represent, warrant and undertake that unless you are taking up New Ordinary Shares pursuant to such an exemption: (i) you are not within the United States, Canada, Japan or Australia and you are not a US person or a citizen of Canada, Japan or Australia; (ii) you have not offered, sold or delivered and will not offer, sell or deliver any of the New Ordinary Shares to persons within the United States, directly or indirectly, or into Canada, Japan or Australia; (iii) neither you, your affiliates, nor any persons acting on your behalf, have engaged or will engage in any directed selling efforts with respect to the New Ordinary Shares; (iv) you are not taking up the New Ordinary Shares for resale in or into the United States, Canada, Japan or Australia; and (v) you will not distribute any offering material, directly or indirectly, in or into the United States, Canada, Japan or Australia or to any persons resident in such countries. Terms and expressions used in this paragraph have the meanings given to them by Regulation S made under the Securities Act;

(g) you will not procure the acquisition of any New Ordinary Shares by or for the account of any person with an address in Australia, Canada or Japan, you will not offer any New Ordinary Shares to any such person and you will not otherwise treat any New Ordinary Shares in any manner that would contravene any applicable Australian, Canadian, Japanese or other securities legislation;

(g) you are a person who falls within paragraph 11(3) of the Financial Services Act 1986 (Investment Advertisements)(Exemptions) Order 1996 or of the kind described in Article 8(1) of the Financial Services Act 1986 (Investment Advertisements)(Exemptions)(No.2) Order 1995;

(h) all notices, remittances and documents of title are sent at your own risk;

[LOGO OF HOARE GOVETT]

(i) that to the extent you are a shareholder in Bright Station Plc, you will vote in favour of the resolutions to be put forward at the EGM to effect the proposals (as contemplated);

(j) Hoare Govett may at its absolute discretion refuse or scale back your application for a Placing Commitment by any amount it deems fit; and

(k)     that your remittance will be honoured on first presentation.

Without prejudice to any of the above undertakings, you agree that, to the extent you are or become a distributor of New Ordinary Shares (including underwriters, dealers and all other persons who receive remuneration in respect of securities sold) during the "distribution compliance period" (as such term is defined under Regulation S of the United States Securities Act of 1933 (as amended)) you will make all offers and sales of New Ordinary Shares during the "distribution compliance period" only in accordance with Regulation S or an exemption under the United States Securities Act of 1933 (as amended) or pursuant to an effective registration statement under the said act. In addition, if you shall sell New Ordinary Shares to a distributor, dealer or a person receiving a selling concession you shall procure the purchaser is subject to the same restrictions on offers and sales that apply to you.

You agree that settlement, or a series of settlements, with an aggregate value of (pound)8,500 or greater, settled by way of third party payments, for example, bankers draft, building society cheque or a cheque drawn by someone other than the placee, are liable to be subject to verification of identity requirements to comply with the Money Laundering Regulations 1993. This may involve verification of names and addresses through a reputable agency. By returning the Letter of Confirmation, you undertake to provide such evidence of identity, within such reasonable time (in each case to be determined at the discretion of Hoare Govett) as may be requested to ensure compliance with the Money Laundering Regulations 1993. If satisfactory evidence and identity has not been obtained within a reasonable time, then such settlement will not proceed any further but without prejudice to the rights of Hoare Govett or the Company to take proceedings to recover any loss suffered by any of them as a result of failing to provide satisfactory evidence. In such event the settlement monies (without interest) will be returned to the bank or building society account from which payment was made.

The presentation and any accompanying materials distributed by the Company were directed solely at persons falling within certain exemptions to section 57 of the Financial Services Act 1986 and it was not and is not intended that they should be acted upon in any way by persons who do not have professional experience in matters relating to investments and who do not fall within the relevant exemptions.

Any forward looking statements, including any projections, contained in the Presentation have not been commented or reported on by the Company's auditors and accordingly may not necessarily be on a basis which is consistent with the Company's accounting policies. Actual results may differ substantially from figures used for planning purposes only and accordingly any such forward looking projections or projections should not be relied on in any manner whatsoever.

Time is of the essence as regards obligations set out in this letter and the Letter of Confirmation.

[LOGO OF HOARE GOVETT]

This letter, the enclosed Letter of Confirmation and any contract which has been or may be entered into between you and the Company on the terms of or pursuant to this letter will be governed by and construed in accordance with English Law and you have agreed to submit to the exclusive jurisdiction of the English courts as regards any claim, dispute or matter arising out of or relating to such contract, this letter and/or the enclosed Letter of Confirmation.

Whether or not this allocation is to be split amongst several accounts, IT IS IMPERATIVE THAT THE ENCLOSED FORM OF CONFIRMATION IS COMPLETED, SIGNED AND RETURNED TO US (FOR THE ATTENTION OF KEVIN GANT) BY FACSIMILE (020 7678 1134) OR BY HAND IN RESPECT OF YOUR TOTAL PLACING COMMITMENT NOT LATER THAN 5.00 P.M. on, 30 May 2001.

Yours faithfully

/s/ Andrew C Chapman

For and on behalf of
Hoare Govett Limited
Andrew C Chapman
Director -- Corporate Finance

[LOGO OF HOARE GOVETT]

                             FORM OF CONFIRMATION

Whether or not this allocation is to be split amongst several accounts, IT IS IMPERATIVE THAT THIS FORM IS COMPLETED, SIGNED AND RETURNED TO US FOR THE ATTENTION OF KEVIN GANT BY FACSIMILE (020 7678 1134) OR BY HAND IN RESPECT OF THE TOTAL PLACING COMMITMENT SO AS TO BE RECEIVED BY US NOT LATER THAN 5:00 P.M. ON 30 MAY 2001.

To:  Hoare Govett Limited                      Ref No.: ABN6
     199 Bishopsgate
     London EC2M 3XW

For the attention of Kevin Gant
-------------------------------

                                   ---------------------------------------------
                                               Box A                      Box B
                                         Firm Shares          Open Offer Shares


                                           4,864,371                   5,135,629
                                   ---------------------------------------------

Dear Sirs

Bright Station plc (the "Company")
Placing of 270,000,000 new ordinary shares of 1p each ("New Ordinary Shares") on behalf of the Company at 5p per share (the "Issue Price")(the "Placing")

We hereby acknowledge receipt of your letter of 23 May 2001 (the "Placing Letter"), the definitions contained in which shall apply in this Form of Confirmation. We confirm that subject to and only on the basis of the terms and conditions contained therein, we irrevocably agree to subscribe for the number of New Ordinary Shares set out in Box A and in Box B (subject, in the case of Box B, to clawback from qualifying shareholders).

This Form of Confirmation is binding upon receipt by you of this form.

We understand and accept the contents of the Placing Letter and in making this confirmation give the acknowledgement and agreement required by that letter and the confirmations required by the paragraph headed "Confirmations" in that letter.

In the event of us/the funds managed or advised by us being required to take up any New Ordinary Shares in respect of our/their Placing Commitment, we agree to pay on demand the full amount due in respect of such participation in accordance with the terms of the Placing Letter.

Signed: /s/ [ILLEGIBLE SIGNATURE]                        31st May, 2001
       ----------------------------------                --------

For and on behalf of NEWTON INVESTMENT MANAGEMENT LTD
                     --------------------------------

[LOGO OF HOARE GOVETT]                              Hoare Govett Limited
                                                    250 Bishopsgate
                                                    London EC2M 4AA
                                                    Telephone +44(0)20 7678 8000
                                                    Facsimile +44(0)20 7678 1587

STRICTLY PRIVATE AND CONFIDENTIAL

                                                        TOTAL PLACING COMMITMENT
                                        ----------------------------------------
                                                     Box A                 Box B
                                               Firm Shares     Open Offer Shares

                                                24,321,858            25,678,142
                                        ----------------------------------------

                                                                     29 May 2001

Robert Olive Esq
Fidelity
25 Cannon Street
London
EC4M 5TA

For the attention of: Robert Olive

Dear Sirs

Bright Station plc (the "Company")
Placing of 270,000,000 new ordinary shares of 1p each ("New Ordinary Shares") on behalf of the Company at 5p per share (the "Issue Price") (the "Placing")

We refer to our telephone conversation and to the recent presentation made by the Company to you in connection with the above fund raising (the
"Presentation").

It is currently proposed that 270,000,000 New Ordinary Shares will be issued in connection with a placing and open offer to raise (pound)13.5 million (gross). Under the proposed open offer (the "Open Offer"), up to 138,661,969 of the New Ordinary Shares will be offered to qualifying shareholders (the "Open Offer Shares") at the Issue Price on the basis of 4 Open Offer Shares for every 5 existing Ordinary Shares held. Accordingly, the Open Offer Shares are being conditionally placed with institutional investors by Hoare Govett as agent for the Company, subject to clawback under the Open Offer, and the remaining 131,338,031 New Ordinary Shares are being placed firm (the "Firm Shares"). The New Ordinary Shares will rank pari passu in all respects with the Company's existing ordinary shares.

It is currently proposed that a circular comprising a prospectus will be published by the Company containing further details of the Placing and Open Offer and other proposals (see below) on or before 29 June 2001 ("Circular"). The Circular will contain a notice convening an extraordinary general meeting of the Company to approve the Placing and Open Offer and related proposals ("EGM"). Application will also be made for the New Ordinary Shares to be admitted to listing on the Official List of the UK Listing Authority ("UKLA") and to trading on the London Stock Exchange's main market for listed securities ("Admission"). On the basis that the Circular is published by the above date, it is expected that Admission will become effective by no later than 23 July 2001.

               Regulated by the Securities and Futures Authority

[LOGO OF HOARE GOVETT]

Member of ABN AMRO Group

In addition to the Placing and Open Offer, it is also proposed that:

(a) other than Mr Lomnitz, all of the current Directors will resign on Admission (Mr Lomnitz will remain as an executive Director). Messrs Jefferies (Non-executive Chairman), Hill (Chief Executive Officer), Canham (Chief Financial Officer) and Bair (non-executive Director) will be appointed to the Company's Board on Admission;

(b) the total "pool" of share options capable of being issued under the Company's share option schemes will be increased from 10 per cent. of the issued share capital from time to time to 15 per cent;

(c) the Company closes its OfficeShopper and Sparza operations, trading now having ceased;

(d) between the date of this letter and completion of the Placing and Open Offer, the Company may be required to secure a temporary credit line and or debt bridge facility, which may be provided by some or all of the existing directors, to provide cash liquidity pending completion of the Placing and Open Offer;

(e) in connection with the termination of their arrangements with the Company and the cancellation of their outstanding share options, Dan Wagner and Dave Mattey will be entitled, subject to completion of the Placing and Open Offer, to certain payments from the Company amounting to (pound)220,580 and (pound)274,337 respectively, which amounts they have agreed will be applied in paying up such number of new Ordinary Shares in the Company as equals the amount of their respective payments divided by the Issue Price;

(f) as of 31 March 2001, the Group had available cash resources of (pound)7.4 million ((pound)16.3 million at 31 December 2000). The Company announced on 2 May 2001 that they had available cash of (pound)2.9 million as at 30 April 2001.

(g) The audit report for the year ended 31 December 2000, while unqualified, contains an explanatory paragraph making reference to a fundamental uncertainty concerning the going concern basis of preparation of the financial statements being dependent upon the successful conclusion of bridge funding and the Placing and Open Offer.

We have pleasure, as agent for the Company, in now offering you the number of Firm Shares set out in Box A above and the number of Open Offer Shares set out in Box B above, (together "Placing Commitment") (free of all expenses) at the Issue Price subject to the terms and conditions in this letter and in the Form of Confirmation and to the Money Laundering Regulations 1993. The Open Offer Shares (but not the Firm Shares) will be subject to recall under the terms of the Open Offer and the right is accordingly reserved to qualifying shareholders to recall before the closing date for the Open Offer all or any of the Open Offer Shares conditionally placed with you.

This letter, the terms of which are conditional (amongst other things) on a draft press announcement ("Press Announcement") being released by the Company confirming securing Placing Commitments of (pound)13.5 million, sets out the basis on which you undertake to accept the Placing Commitment offered to you by the Company (as set out above).

The Placing Commitments shall be made on the terms of this letter and any additional terms and conditions as may be required to comply with the requirements of the City Code on Takeovers and Mergers, the Financial Services Authority acting in its capacity as the United Kingdom Listing Authority ("UKLA") and the London Stock Exchange.

[LOGO OF HOARE GOVETT]

You should note that the Placing and Open Offer is not being underwritten.

The Placing

The Circular is currently expected to be published by the Company no later than 29 June 2001. You are therefore making your decision whether or not to participate in the Placing solely on the basis of the information contained in the Presentation and in this letter. The Presentation may not have contained all information necessary for you to make an informed assessment of the Company and its prospects. It is a term of your participation in the Placing that you accept this fact. However, your participation in the Placing will be conditional on the following:

(a) an announcement in relation to the Placing and Open Offer and related proposals being made in accordance with the Listing Rules of the UKLA ("Listing Rules");

(b) the Circular being published in accordance with the Financial Services Act 1986 ("FSA") and the Listing Rules and containing a working capital statement in accordance with 6.E.16 of the Listing Rules which is unqualified except as to Admission;

(c) the Circular (a) complying with the Listing Rules and section 146 of the FSA and (b) in Hoare Govett's reasonable opinion being and remaining until Admission accurate and not misleading in any material respect;

(d) In Hoare Govett's reasonable opinion, there being no information in or omissions from the Circular which, when taken as a whole, are materially inconsistent with the information or position contained in the Presentation;

(e) the resolutions being passed at the EGM without amendment which Hoare Govett reasonably regards as material;

(f) the resignation of all of the Company's Directors with effect from Admission (other than Mr Lomnitz who will remain as an executive director);

(g) prior to Admission, so far as Hoare Govett is aware, no order having been made or resolution passed in respect of the Company or any of its material subsidiaries for its or their winding up or dissolution or for it or them to enter into any arrangement or composition for the benefit of creditors, or the appointment of a receiver, administrative receiver, trustee or similar officer;

(h) commitments being received by the Company (or its duly appointed agents) pursuant to the Placing for (pound)13.5 million (gross);

(i)     Admission becoming effective by no later than 31 August 2001.

Hoare Govett and the Company reserve the right to agree and extend the time for the satisfaction of any of the above conditions provided that such time may not be extended beyond 31 August 2001. In that event, we will inform you at the earliest opportunity and all subsequent dates mentioned in this letter will be adjusted appropriately.

You agree that where a condition is expressed to be subject to Hoare Govett's reasonable opinion:

(a) Hoare Govett will exercise its opinion in its absolute discretion, having regard to the Placing and Open Offer as a whole, and not to placees' interests individually; and

[LOGO OF HOARE GOVETT]

(b) provided that Hoare Govett exercises its discretion in good faith, it shall not incur any liability to you whatsoever.

By signing and returning the attached Form of Confirmation, you will confirm your agreement with us, on the terms, and subject to the conditions, of this letter and subject to the Memorandum and Articles of Association of the Company, to subscribe under the Placing for the number of New Ordinary Shares set out in Boxes A and B on page 1 of this letter at the Issue Price. Subject only to the above conditions being satisfied or waived, your Placing Commitment will be irrevocable.

Commissions

No commission will be payable to you in respect of your participation in the Placing.

Hoare Govett will be paid a commission by the Company in relation to the Placing equal to seven per cent. of the total funds raised under the Placing and Open Offer. In order to retain cash within the Company and to align its interests with those of institutional investors who are giving Placing Commitments, Hoare Govett has agreed to take this commission principally in the form of equity at the Issue Price provided that the total number of new Ordinary Shares received by Hoare Govett shall be less than 3 per cent. of the then issued share capital of the Company, with the remainder taken in cash.

Timetable

The date the Circular is posted will determine the timetable for the Open Offer and EGM.

As soon as possible after the closing of the Open Offer, we will inform you of the amount recalled by qualifying shareholders under the Open Offer and of the number of Open Offer Shares and Firm Shares which are required to be taken up by you ("Trade Confirmation"), together with the funds payment to be made.

Please note that ABN AMRO Equities (UK) Limited will act as our execution and settlement agent. As such, all trades will be matched and settled with its CREST Participant ID 590 (five nine zero). Trade confirmations will be issued by ABN AMRO Equities (UK) Limited in the normal manner. Settlement will be free of all charges, commissions and duties.

In the event that you have any queries in respect of settlement, please call Rhys Thomas on 020 7678 7043 or Kevin Gant on 020 7678 0584.

Interest may be charged in respect of payments not received by us for value by the required time referred to above at a rate equal to the London Inter-Bank Offered Rate for seven day deposits in sterling plus five per cent. per annum as determined by us.

In the event that the conditions are not fulfilled by 31 August 2001, the Placing will not proceed and your rights and obligations under this letter shall cease and determine. In such event, all funds delivered to us pursuant to this letter will be returned to you by telegraphic transfer on your instructions or by cheque.

Confirmations

By signing and returning the Form of Confirmation, you will be confirming that, as a term of the acceptance of your Placing Commitment:

[LOGO OF HOARE GOVETT]

Member of ABN AMRO Group

(a) you have entered into this commitment solely on the basis of the information contained in the Presentation and this letter and you have not relied on any other representation or warranty in reaching your decision to acquire New Ordinary Shares under your Placing Commitment;

(b) neither Hoare Govett nor the Company's sponsor, PricewaterhouseCoopers Corporate Finance, is acting for you in connection with the Placing and will not be responsible to you in respect of the Placing for providing protections afforded to their customers. In particular, you acknowledge that neither Hoare Govett nor PricewaterhouseCoopers Corporate Finance has made any recommendation to you in relation to the Placing and is not advising you with regard to the suitability or merits of the transaction or in connection with the arrangements set out in this letter. In addition, you acknowledge that you do not expect Hoare Govett or PricewaterhouseCoopers Corporate Finance to have any duties or responsibilities towards you similar or comparable to those imposed by The Securities and Futures Authority Limited's rules requiring "best execution", "suitability" and "risk warnings";

(c) that you, or each person or body on whose behalf you accept your Placing Commitment (in whole or in part) or to whom you allocate such Placing Commitment (in whole or in part) has capacity and authority to enter into and perform the terms of such commitment and that you are entitled to accept your Placing Commitment under the laws of all relevant jurisdictions which apply to you, have complied and will fully comply with all such laws in relation to your Placing Commitment (including, where applicable, the Money Laundering Regulations 1993) and have obtained all governmental and other consents which may be required in relation to your Placing Commitment;

(f) none of the New Ordinary Shares has been or will be registered under the Securities Act of 1933 of the United States (as amended) (the "Securities Act") or any of the relevant securities, laws of Canada or Australia and may not be offered, sold, taken up or delivered, directly or indirectly, into or within the United States except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act, and you represent, warrant and undertake that unless you are taking up New Ordinary Shares pursuant to such an exemption: (i) you are not within the United States, Canada, Japan or Australia and you are not a US person or a citizen of Canada, Japan or Australia; (ii) you have not offered, sold or delivered and will not offer, sell or deliver any of the New Ordinary Shares to persons within the United States, directly or indirectly, or into Canada, Japan or Australia; (iii) neither you, your affiliates, nor any persons acting on your behalf, have engaged or will engage in any directed selling efforts with respect to the New Ordinary Shares; (iv) you are not taking up the New Ordinary Shares for resale in or into the United States, Canada, Japan or Australia; and (v) you will not distribute any offering material, directly or indirectly, in or into the United States, Canada, Japan or Australia or to any persons resident in such countries. Terms and expressions used in this paragraph have the meanings given to them by Regulation S made under the Securities Act;

(g) you will not procure the acquisition of any New Ordinary Shares by or for the account of any person with an address in Australia, Canada or Japan, you will not offer any New Ordinary Shares to any such person and you will not otherwise treat any New Ordinary Shares in any manner that would contravene any applicable Australian, Canadian, Japanese or other securities legislation;

(g) you are a person who falls within paragraph 11(3) of the Financial Services Act 1986 (Investment Advertisements)(Exemptions) Order 1996 or of the kind described in Article 8(1) of the Financial Services Act 1986 (Investment Advertisements)(Exemptions)(No.2) Order 1995;

(h) all notices, remittances and documents of title are sent at your own risk;

[LOGO OF HOARE GOVETT}

(i) that to the extent you are a shareholder in Bright Station Plc, you will vote in favour of the resolutions to be put forward at the EGM to effect the proposals (as contemplated);

(j) Hoare Govett may at its absolute discretion refuse or scale back your application for a Placing Commitment by any amount it deems fit; and

(k)     that your remittance will be honoured on first presentation.

Without prejudice to any of the above undertakings, you agree that, to the extent you are or become a distributor of New Ordinary Shares (including underwriters, dealers and all other persons who receive remuneration in respect of securities sold) during the "distribution compliance period" (as such term is defined under Regulation S of the United States Securities Act of 1933 (as amended)) you will make all offers and sales of New Ordinary Shares during the "distribution compliance period" only in accordance with Regulation S or an exemption under the United States Securities Act of 1933 (as amended) or pursuant to an effective registration statement under the said act. In addition, if you shall sell New Ordinary Shares to a distributor, dealer or a person receiving a selling concession you shall procure the purchaser is subject to the same restrictions on offers and sales that apply to you.

You agree that settlement, or a series of settlements, with an aggregate value of (pound)8,500 or greater, settled by way of third party payments, for example, bankers draft, building society cheque or a cheque drawn by someone other than the placee, are liable to be subject to verification of identity requirements to comply with the Money Laundering Regulations 1993. This may involve verification of names and addresses through a reputable agency. By returning the Letter of Confirmation, you undertake to provide such evidence of identity, within such reasonable time (in each case to be determined at the discretion of Hoare Govett) as may be requested to ensure compliance with the Money Laundering Regulations 1993. If satisfactory evidence and identity has not been obtained within a reasonable time, then such settlement will not proceed any further but without prejudice to the rights of Hoare Govett or the Company to take proceedings to recover any loss suffered by any of them as a result of failing to provide satisfactory evidence. In such event the settlement monies (without interest) will be returned to the bank or building society account from which payment was made.

The presentation and any accompanying materials distributed by the Company were directed solely at persons falling within certain exemptions to section 57 of the Financial Services Act 1986 and it was not and is not intended that they should be acted upon in any way by persons who do not have professional experience in matters relating to investments and who do not fall within the relevant exemptions.

Any forward looking statements, including any projections, contained in the Presentation have not been commented or reported on by the Company's auditors and accordingly may not necessarily be on a basis which is consistent with the Company's accounting policies. Actual results may differ substantially from figures used for planning purposes only and accordingly any such forward looking projections or projections should not be relied on in any manner whatsoever.

Time is of the essence as regards obligations set out in this letter and the Letter of Confirmation.

[LOGO OF HOARE GOVETT]

This letter, the enclosed Letter of Confirmation and any contract which has been or may be entered into between you and the Company on the terms of or pursuant to this letter will be governed by and construed in accordance with English Law and you have agreed to submit to the exclusive jurisdiction of the English courts as regards any claim, dispute or matter arising out of or relating to such contract, this letter and/or the enclosed Letter of Confirmation.

Whether or not this allocation is to be split amongst several accounts, IT IS IMPERATIVE THAT THE ENCLOSED FORM OF CONFIRMATION IS COMPLETED, SIGNED AND RETURNED TO US (FOR THE ATTENTION OF KEVIN GANT) BY FACSIMILE (020 7678 1134) OR BY HAND IN RESPECT OF YOUR TOTAL PLACING COMMITMENT NOT LATER THAN 5.00 P.M. on, 30 May 2001.

Yours faithfully

/s/ ILLEGIBLE SIGNATURE

For and on behalf of
Hoare Govett Limited
Andrew C Chapman
Director -- Corporate Finance

[LOGO OF HOARE GOVETT]

                             FORM OF CONFIRMATION

Whether or not this allocation is to be split amongst several accounts, IT IS IMPERATIVE THAT THIS FORM IS COMPLETED, SIGNED AND RETURNED TO US FOR THE ATTENTION OF KEVIN GANT BY FACSIMILE (020 7678 1134) OR BY HAND IN RESPECT OF THE TOTAL PLACING COMMITMENT SO AS TO BE RECEIVED BY US NOT LATER THAN 5:00 P.M. ON 30 MAY 2001.

To:  Hoare Govett Limited                      Ref No.: ABN2
     199 Bishopsgate
     London EC2M 3XW

For the attention of Kevin Gant
-------------------------------

                                   ---------------------------------------------
                                               Box A                      Box B
                                         Firm Shares          Open Offer Shares


                                          24,321,858                  25,678,142
                                   ---------------------------------------------

Dear Sirs

Bright Station plc (the "Company")
Placing of 270,000,000 new ordinary shares of 1p each ("New Ordinary Shares") on behalf of the Company at 5p per share (the "Issue Price") (the "Placing")

We hereby acknowledge receipt of your letter of 29 May 2001 (the "Placing Letter"), the definitions contained in which shall apply in this Form of Confirmation. We confirm that subject to and only on the basis of the terms and conditions contained therein, we irrevocably agree to subscribe for the number of New Ordinary Shares set out in Box A and in Box B (subject, in the case of Box B, to clawback from qualifying shareholders).

This Form of Confirmation is binding upon receipt by you of this form.

We understand and accept the contents of the Placing Letter and in making this confirmation give the acknowledgement and agreement required by that letter and the confirmations required by the paragraph headed "Confirmations" in that letter.

In the event of us/the funds managed or advised by us being required to take up any New Ordinary Shares in respect of our/their Placing Commitment, we agree to pay on demand the full amount due in respect of such participation in accordance with the terms of the Placing Letter.

Signed: /s/ [ILLEGIBLE SIGNATURE]                      30th May  , 2001
       ----------------------------------              ----------

For and on behalf of FIDELITY INVESTMENT SERVICES LIMITED
                     ------------------------------------

[LOGO OF HOARE GOVETT]

                                                    Hoare Govett Limited
                                                    250 Bishopsgate
                                                    London EC2M 4AA
                                                    Telephone +44(0)20 7678 8000
                                                    Facsimile +44(0)20 7678 1587





STRICTLY PRIVATE AND CONFIDENTIAL

                                                        TOTAL PLACING COMMITMENT
                                        ----------------------------------------
                                                     Box A                 Box B
                                               Firm Shares     Open Offer Shares


                                                 4,864,371             5,135,629
                                        ----------------------------------------

                                                                     29 May 2001

Andy Crossley Esq
Invesco
11 Devonshire Square
London
EC2M 4YR


For the attention of: Andy Crossley

Dear Sirs

Bright Station plc (the "Company")
Placing of 270,000,000 new ordinary shares of 1p each ("New Ordinary Shares") on behalf of the Company at 5p per share (the "Issue Price") (the "Placing")

We refer to our telephone conversation and to the recent presentation made by the Company to you in connection with the above fund raising (the
"Presentation").

It is currently proposed that 270,000,000 New Ordinary Shares will be issued in connection with a placing and open offer to raise (pound)13.5 million (gross). Under the proposed open offer (the "Open Offer"), up to 138,661,969 of the New Ordinary Shares will be offered to qualifying shareholders (the "Open Offer Shares") at the Issue Price on the basis of 4 Open Offer Shares for every 5 existing Ordinary Shares held. Accordingly, the Open Offer Shares are being conditionally placed with institutional investors by Hoare Govett as agent for the Company, subject to clawback under the Open Offer, and the remaining 131,338,031 New Ordinary Shares are being placed firm (the "Firm Shares"). The New Ordinary Shares will rank pari passu in all respects with the Company's existing ordinary shares.

It is currently proposed that a circular comprising a prospectus will be published by the Company containing further details of the Placing and Open Offer and other proposals (see below) on or before 29 June 2001 ("Circular"). The Circular will contain a notice convening an extraordinary general meeting of the Company to approve the Placing and Open Offer and related proposals ("EGM"). Application will also be made for the New Ordinary Shares to be admitted to listing on the Official List of the UK Listing Authority ("UKLA") and to trading on the London Stock Exchange's main market for listed securities ("Admission"). On the basis that the Circular is published by the above date, it is expected that Admission will become effective by no later than 23 July 2001.

[LOGO OF HOARE GOVETT]

In addition to the Placing and Open Offer, it is also proposed that:

(a) other than Mr Lomnitz, all of the current Directors will resign on Admission (Mr Lomnitz will remain as an executive Director). Messrs Jefferies (Non-executive Chairman), Hill (Chief Executive Officer), Canham (Chief Financial Officer) and Bair (non-executive Director) will be appointed to the Company's Board on Admission;

(b) the total "pool" of share options capable of being issued under the Company's share option schemes will be increased from 10 per cent, of the issued share capital from time to time to 15 per cent;

(c) the Company closes its OfficeShopper and Sparza operations, trading now having ceased;

(d) between the date of this letter and completion of the Placing and Open Offer, the Company may be required to secure a temporary credit line and or debt bridge facility, which may be provided by some or all of the existing directors, to provide cash liquidity pending completion of the Placing and Open Offer;

(e) in connection with the termination of their arrangements with the Company and the cancellation of their outstanding share options, Dan Wagner and Dave Mattey will be entitled, subject to completion of the Placing and Open Offer, to certain payments from the Company amounting to (pound)220,580 and (pound)274,337 respectively, which amounts they have agreed will be applied in paying up such number of new Ordinary Shares in the Company as equals the amount of their respective payments divided by the Issue Price;

(f) as of 31 March 2001, the Group had available cash resources of (pound)7.4 million ((pound)16.3 million at 31 December 2000). The Company announced on 2 May 2001 that they had available cash of (pound)2.9 million as at 30 April 2001.

(g) The audit report for the year ended 31 December 2000, while unqualified, contains an explanatory paragraph making reference to a fundamental uncertainty concerning the going concern basis of preparation of the financial statements being dependent upon the successful conclusion of bridge funding and the Placing and Open Offer.

We have pleasure, as agent for the Company, in now offering you the number of Firm Shares set out in Box A above and the number of Open Offer Shares set out in Box B above, (together "Placing Commitment") (free of all expenses) at the Issue Price subject to the terms and conditions in this letter and in the Form of Confirmation and to the Money Laundering Regulations 1993. The Open Offer Shares (but not the Firm Shares) will be subject to recall under the terms of the Open Offer and the right is accordingly reserved to qualifying shareholders to recall before the closing date for the Open Offer all or any of the Open Offer Shares conditionally placed with you.

This letter, the terms of which are conditional (amongst other things) on a draft press announcement ("Press Announcement") being released by the Company confirming securing Placing Commitments of (pound)13.5 million, sets out the basis on which you undertake to accept the Placing Commitment offered to you by the Company (as set out above).

The Placing Commitments shall be made on the terms of this letter and any additional terms and conditions as may be required to comply with the requirements of the City Code on Takeovers and Mergers, the Financial Services Authority acting in its capacity as the United Kingdom Listing Authority ("UKLA") and the London Stock Exchange.

[LOGO OF HOARE GOVETT]

You should note that the Placing and Open Offer is not being underwritten.

The Placing

The Circular is currently expected to be published by the Company no later than 29 June 2001. You are therefore making your decision whether or not to participate in the Placing solely on the basis of the information contained in the Presentation and in this letter. The Presentation may not have contained all information necessary for you to make an informed assessment of the Company and its prospects. It is a term of your participation in the Placing that you accept this fact. However, your participation in the Placing will be conditional on the following:

(a) an announcement in relation to the Placing and Open Offer and related proposals being made in accordance with the Listing Rules of the UKLA ("Listing Rules");

(b) the Circular being published in accordance with the Financial Services Act 1986 ("FSA") and the Listing Rules and containing a working capital statement in accordance with 6.E.16 of the Listing Rules which is unqualified except as to Admission;

(c) the Circular (a) complying with the Listing Rules and section 146 of the FSA and (b) in Hoare Govett's reasonable opinion being and remaining until Admission accurate and not misleading in any material respect;

(d) In Hoare Govett's reasonable opinion, there being no information in or omissions from the Circular which, when taken as a whole, are materially inconsistent with the information or position contained in the Presentation;

(e) the resolutions being passed at the EGM without amendment which Hoare Govett reasonably regards as material;

(f) the resignation of all of the Company's Directors with effect from Admission (other than Mr Lomnitz who will remain as an executive director);

(g) prior to Admission, so far as Hoare Govett is aware, no order having been made or resolution passed in respect of the Company or any of its material subsidiaries for its or their winding up or dissolution or for it or them to enter into any arrangement or composition for the benefit of creditors, or the appointment of a receiver, administrative receiver, trustee or similar officer;

(h) commitments being received by the Company (or its duly appointed agents) pursuant to the Placing for (pound)13.5 million (gross);

(i)     Admission becoming effective by no later than 31 August 2001.

Hoare Govett and the Company reserve the right to agree and extend the time for the satisfaction of any of the above conditions provided that such time may not be extended beyond 31 August 2001. In that event, we will inform you at the earliest opportunity and all subsequent dates mentioned in this letter will be adjusted appropriately.

You agree that where a condition is expressed to be subject to Hoare Govett's reasonable opinion:

(a) Hoare Govett will exercise its opinion in its absolute discretion, having regard to the Placing and Open Offer as a whole, and not to placee's interests individually; and

[LOGO OF HOARE GOVETT]

(b) provided that Hoare Govett exercises its discretion in good faith, it shall not incur any liability to you whatsoever.

By signing and returning the attached Form of Confirmation, you will confirm your agreement with us, on the terms, and subject to the conditions, of this letter and subject to the Memorandum and Articles of Association of the Company, to subscribe under the Placing for the number of New Ordinary Shares set out in Boxes A and B on page 1 of this letter at the Issue Price. Subject only to the above conditions being satisfied or waived, your Placing Commitment will be irrevocable.

CommissIons

No commission will be payable to you in respect of your participation in the Placing.

Hoare Govett will be paid a commission by the Company in relation to the Placing equal to seven per cent. of the total funds raised under the Placing and Open Offer. In order to retain cash within the Company and to align its interests with those of institutional investors who are giving Placing Commitments, Hoare Govett has agreed to take this commission principalLy in the form of equity at the Issue Price provided that the total number of new Ordinary Shares received by Hoare Govett shall be less than 3 per cent. of the then issued share capital of the Company, with the remainder taken in cash.

Timetable

The date the Circular is posted will determine the timetable for the Open Offer and EGM.

As soon as possible after the closing of the Open Offer, we will inform you of the amount recalled by qualifying shareholders under the Open Offer and of the number of Open Offer Shares and Firm Shares which are required to be taken up by you ("Trade Confirmation"), together with the funds payment to be made.

Please note that ABN AMRO Equities (UK) Limited will act as our execution and settlement agent. As such, all trades will be matched and settled with its CREST Participant ID 590 (five nine zero). Trade confirmations will be issued by ABN AMRO Equities (UK) Limited in the normal manner. Settlement will be free of all charges, commissions and duties.

In the event that you have any queries in respect of settlement, please call Rhys Thomas on 020 7678 7043 or Kevin Gant on 020 7678 0584.

Interest may be charged in respect of payments not received by us for value by the required time referred to above at a rate equal to the London Inter-Bank Offered Rate for seven day deposits in sterling plus five per cent. per annum as determined by us.

In the event that the conditions are not fulfilled by 31 August 2001, the Placing will not proceed and your rights and obligations under this letter shall cease and determine. In such event, all funds delivered to us pursuant to this letter will be returned to you by telegraphic transfer on your instructions or by cheque.

Confirmations

By signing and returning the Form of Confirmation, you will be confirming that, as a term of the acceptance of your Placing Commitment:

[LOGO OF HOARE GOVETT]


(a) you have entered into this commitment solely on the basis of the information contained in the Presentation and this letter and you have not relied on any other representation or warranty in reaching your decision to acquire New Ordinary Shares under your Placing Commitment;

(b) neither Hoare Govett nor the Company's sponsor, PricewaterhouseCoopers Corporate Finance, is acting for you in connection with the Placing and will not be responsible to you in respect of the Placing for providing protections afforded to their customers. In particular, you acknowledge that neither Hoare Govett nor PricewaterhouseCoopers Corporate Finance has made any recommendation to you in relation to the Placing and is not advising you with regard to the suitability or merits of the transaction or in connection with the arrangements set out in this letter. In addition, you acknowledge that you do not expect Hoare Govett or PricewaterhouseCoopers Corporate Finance to have any duties or responsibilities towards you similar or comparable to those imposed by The Securities and Futures Authority Limited's rules requiring "best execution", "suitability" and "risk warnings";

(c) that you, or each person or body on whose behalf you accept your Placing Commitment (in whole or in part) or to whom you allocate such Placing Commitment (in whole or in part) has capacity and authority to enter into and perform the terms of such commitment and that you are entitled to accept your Placing Commitment under the laws of all relevant jurisdictions which apply to you, have complied and will fully comply with all such laws in relation to your Placing Commitment (including, where applicable, the Money Laundering Regulations 1993) and have obtained all governmental and other consents which may be required in relation to your Placing Commitment;

(f) none of the New Ordinary Shares has been or will be registered under the Securities Act of 1933 of the United States (as amended) (the "Securities Act") or any of the relevant securities, laws of Canada or Australia and may not be offered, sold, taken up or delivered, directly or indirectly, into or within the United States except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act, and you represent, warrant and undertake that unless you are taking up New Ordinary Shares pursuant to such an exemption: (i) you are not within the United States, Canada, Japan or Australia and you are not a US person or a citizen of Canada, Japan or Australia; (ii) you have not offered, sold or delivered and will not offer, sell or deliver any of the New Ordinary Shares to persons within the United States, directly or indirectly, or into Canada, Japan or Australia; (iii) neither you, your affiliates, nor any persons acting on your behalf, have engaged or will engage in any directed selling efforts with respect to the New Ordinary Shares; (iv) you are not taking up the New Ordinary Shares for resale in or into the United States, Canada, Japan or Australia; and (v) you will not distribute any offering material, directly or indirectly, in or into the United States, Canada, Japan or Australia or to any persons resident in such countries. Terms and expressions used in this paragraph have the meanings given to them by Regulation S made under the Securities Act;

(g) you will not procure the acquisition of any New Ordinary Shares by or for the account of any person with an address in Australia, Canada or Japan, you will not offer any New Ordinary Shares to any such person and you will not otherwise treat any New Ordinary Shares in any manner that would contravene any applicable Australian, Canadian, Japanese or other securities legislation;

(g) you are a person who falls within paragraph 11(3) of the Financial Services Act 1986 (Investment Advertisements)(Exemptions) Order 1996 or of the kind described in Article 8(1) of the Financial Services Act 1986 (Investment Advertisements)(Exemptions)(No.2) Order 1995;

(h) all notices, remittances and documents of title are sent at your own risk;

[LOGO OF HOARE GOVETT]

(i) that to the extent you are a shareholder in Bright Station Plc, you will vote in favour of the resolutions to be put forward at the EGM to effect the proposals (as contemplated);

(j) Hoare Govett may at its absolute discretion refuse or scale back your application for a Placing Commitment by any amount it deems fit; and

(k)     that your remittance will be honoured on first presentation.

Without prejudice to any of the above undertakings, you agree that, to the extent you are or become a distributor of New Ordinary Shares (including underwriters, dealers and all other persons who receive remuneration in respect of securities sold) during the "distribution compliance period" (as such term is defined under Regulation S of the United States Securities Act of 1933 (as amended)) you will make all offers and sales of New Ordinary Shares during the "distribution compliance period" only in accordance with Regulation S or an exemption under the United States Securities Act of 1933 (as amended) or pursuant to an effective registration statement under the said act. In addition, If you shall sell New Ordinary Shares to a distributor, dealer or a person receiving a selling concession you shall procure the purchaser is subject to the same restrictions on offers and sales that apply to you.

You agree that settlement, or a series of settlements, with an aggregate value of (pound)8,500 or greater, settled by way of third party payments, for example, bankers draft, building society cheque or a cheque drawn by someone other than the placee, are liable to be subject to verification of identity requirements to comply with the Money Laundering Regulations 1993. This may Involve verification of names and addresses through a reputable agency. By returning the Letter of Confirmation, you undertake to provide such evidence of identity, within such reasonable time (in each case to be determined at the discretion of Hoare Govett) as may be requested to ensure compliance with the Money Laundering Regulations 1993. If satisfactory evidence and identity has not been obtained within a reasonable time, then such settlement will not proceed any further but without prejudice to the rights of Hoare Govett or the Company to take proceedings to recover any loss suffered by any of them as a result of failing to provide satisfactory evidence. In such event the settlement monies (without interest) will be returned to the bank or building society account from which payment was made.

The presentation and any accompanying materials distributed by the Company were directed solely at persons failing within certain exemptions to section 57 of the Financial Services Act 1986 and it was not and is not intended that they should be acted upon in any way by persons who do not have professional experience in matters relating to investments and who do not fall within the relevant exemptions.

Any forward looking statements, including any projections, contained in the Presentation have not been commented or reported on by the company's auditors and accordingly may not necessarily be on a basis which is consistent with the Company's accounting policies. Actual results may differ substantially from figures used for planning purposes only and accordingly any such forward looking projections or projections should not be relied on in any manner whatsoever.

Time is of the essence as regards obligations set out in this letter and the Letter of Confirmation.

[LOGO OF HOARE GOVETT]

This letter, the enclosed Letter of Confirmation and any contract which has been or may be entered into between you and the Company on the terms of or pursuant to this letter will be governed by and construed in accordance with English Law and you have agreed to submit to the exclusive jurisdiction of the English courts as regards any claim, dispute or matter arising out of or relating to such contract, this letter and/or the enclosed Letter of Confirmation.

Whether or not this allocation is to be split amongst several accounts, IT IS IMPERATIVE THAT THE ENCLOSED FORM OF CONFIRMATION IS COMPLETED, SIGNED AND RETURNED TO US (FOR THE ATTENTION OF KEVIN GANT) BY FACSIMILE (020 7678 1134) OR BY HAND IN RESPECT OF YOUR TOTAL PLACING COMMITMENT NOT LATER THAN 5.00 P.M. on, 30 May 2001.

Yours faithfully

/s/ [SIGNATURE ILLEGIBLE]



For and on behalf of
Hoare Govett Limited
Andrew C Chapman
Director -- Corporate Finance

[LOGO OF HOARE GOVETT]

                             FORM OF CONFIRMATION

Whether or not this allocation is to be split amongst several accounts. IT IS IMPERATIVE THAT THIS FORM IS COMPLETED, SIGNED AND RETURNED TO US FOR THE ATTENTION OF KEVIN GANT BY FACSIMILE (020 7678 1134) OR BY HAND IN RESPECT OF THE TOTAL PLACING COMMITMENT SO AS TO BE RECEIVED BY US NOT LATER THAN 5:00 P.M. ON 30 MAY 2001.

To:  Hoare Govett Limited                      Ref No.: ABN7
     199 Bishopsgate
     London EC2M 3XW

For the attention of Kevin Gant
-------------------------------

                                   ---------------------------------------------
                                               Box A                      Box B
                                         Firm Shares          Open Offer Shares


                                           4,864,371                   5,135,629
                                   ---------------------------------------------

Dear Sirs

Bright Station plc (the "Company")
Placing of 270,000,000 new ordinary shares of 1p each ("New Ordinary Shares") on behalf of the Company at 5p per share (the "Issue Price") (the "Placing")

We hereby acknowledge receipt of your letter of 29 May 2001 (the "Placing Letter"), the definitions contained in which shall apply in this Form of Confirmation. We confirm that subject to and only on the basis of the terms and conditions contained therein, we irrevocably agree to subscribe for the number of New Ordinary Shares set out in Box A and in Box B (subject, in the case of Box B, to clawback from qualifying shareholders).

This Form of Confirmation is binding upon receipt by you of this form.

We understand and accept the contents of the Placing Letter and in making this confirmation give the acknowledgement and agreement required by that letter and the confirmations required by the paragraph headed "Confirmations" in that letter.

In the event of us/the funds managed or advised by us being required to take up any New Ordinary Shares in respect of our/their Placing Commitment, we agree to pay on demand the full amount due in respect of such participation in accordance with the terms of the Placing Letter.

Signed: /s/ [ILLEGIBLE SIGNATURE]                        30/5    , 2001
       ----------------------------------              ----------

For and on behalf of INVESCO ASSET MANAGEMENT LIMITED
                     --------------------------------
                     11 Davonshire Square
                     London EC2M 4YR

[LOGO OF HOARE GOVETT]                              Hoare Govett Limited
                                                    250 Bishopsgate
                                                    London EC2M 4AA
                                                    Telephone +44(0)20 7678 8000
                                                    Facsimile +44(0)20 7678 1587






STRICTLY PRIVATE AND CONFIDENTIAL


                                                        TOTAL PLACING COMMITMENT
                                           -------------------------------------
                                                     Box A                 Box B
                                               Firm Shares     Open Offer Shares


                                                 9,728,743            10,271,257
                                           -------------------------------------
                                                                     29 May 2001

Nigel Thomas Esq
ABN AMRO
Private Clients
1st Floor
250 Bishopsgate
London EC2M 4AA

For the attention of: Nigel Thomas

Dear Sirs

Bright Station plc (the "Company")
Placing of 270,000,000 new ordinary shares of 1p each ("New Ordinary Shares") on behalf of the Company at 5p per share (the "Issue Price") (the "Placing")

We refer to our telephone conversation and to the recent presentation made by the Company to you in connection with the above fund raising (the
"Presentation").

It is currently proposed that 270,000,000 New Ordinary Shares will be issued in connection with a placing and open offer to raise (pound)13.5 million (gross). Under the proposed open offer (the "Open Offer"), up to 138,661,969 of the New Ordinary Shares will be offered to qualifying shareholders (the "Open Offer Shares") at the Issue Price on the basis of 4 Open Offer Shares for every 5 existing Ordinary Shares held. Accordingly, the Open Offer Shares are being conditionally placed with institutional investors by Hoare Govett as agent for the Company, subject to clawback under the Open Offer, and the remaining 131,338,031 New Ordinary Shares are being placed firm (the "Firm Shares"). The New Ordinary Shares will rank pari passu in all respects with the Company's existing ordinary shares.

It is currently proposed that a circular comprising a prospectus will be published by the Company containing further details of the Placing and Open Offer and other proposals (see below) on or before 29 June 2001 ("Circular"). The Circular will contain a notice convening an extraordinary general meeting of the Company to approve the Placing and Open Offer and related proposals ("EGM"). Application will also be made for the New Ordinary Shares to be admitted to listing on the Official List of the UK Listing Authority ("UKLA") and to trading on the London Stock Exchanges main market for listed securities ("Admission"). On the basis that the Circular is published by the above date, it is expected that Admission will become effective by no later than 23 July 2001.

[LOGO OF HOARE GOVETT]

In addition to the Placing and Open Offer, it is also proposed that:

(a) other than Mr Lomnitz, all of the current Directors will resign on Admission (Mr Lomnitz will remain as an executive Director). Messrs Jefferies (Non-executive Chairman), Hill (Chief Executive Officer), Canham (Chief Financial Officer) and Bair (non-executive Director) will be appointed to the Company's Board on Admission;

(b) the total "pool" of share options capable of being issued under the Company's share option schemes will be increased from 10 per cent. of the issued share capital from time to time to 15 per cent;

(c) the Company closes its OfficeShopper and Sparza operations, trading now having ceased;

(d) between the date of this letter and completion of the Placing and Open Offer, the Company may be required to secure a temporary credit line and or debt bridge facility, which may be provided by some or all of the existing directors, to provide cash liquidity pending completion of the Placing and Open Offer;

(e) in connection with the termination of their arrangements with the Company and the cancellation of their outstanding share options, Dan Wagner and Dave Mattey will be entitled, subject to completion of the Placing and Open Offer, to certain payments from the Company amounting to (pound)220,580 and (pound)274,337 respectively, which amounts they have agreed will be applied in paying up such number of new Ordinary Shares in the Company as equals the amount of their respective payments divided by the Issue Price;

(f) as of 31 March 2001, the Group had available cash resources of (pound)7.4 million ((pound)16.3 million at 31 December 2000). The Company announced on 2 May 2001 that they had available cash of (pound)2.9 million as at 30 April 2001.

(g) The audit report for the year ended 31 December 2000, while unqualified, contains an explanatory paragraph making reference to a fundamental uncertainty concerning the going concern basis of preparation of the financial statements being dependent upon the successful conclusion of bridge funding and the Placing and Open Offer.

We have pleasure, as agent for the Company, in now offering you the number of Firm Shares set out in Box A above and the number of Open Offer Shares set out in Box B above, (together "Placing Commitment") (free of all expenses) at the Issue Price subject to the terms and conditions in this letter and in the Form of Confirmation and to the Money Laundering Regulations 1993. The Open Offer Shares (but not the Firm Shares) will be subject to recall under the terms of the Open Offer and the right is accordingly reserved to qualifying shareholders to recall before the closing date for the Open Offer all or any of the Open Offer Shares conditionally placed with you.

This letter, the terms of which are conditional (amongst other things) on a draft press announcement ("Press Announcement") being released by the Company confirming securing Placing Commitments of (pound)13.5 million, sets out the basis on which you undertake to accept the Placing Commitment offered to you by the Company (as set out above).

The Placing Commitments shall be made on the terms of this letter and any additional terms and conditions as may be required to comply with the requirements of the City Code on Takeovers and Mergers, the Financial Services Authority acting in its capacity as the United Kingdom Listing Authority ("UKLA") and the London Stock Exchange.

[LOGO OF HOARE GOVETT]

You should note that the Placing and Open Offer is not being underwritten.

The Placing

The Circular is currently expected to be published by the Company no later than 29 June 2001. You are therefore making your decision whether or not to participate in the Placing solely on the basis of the information contained in the Presentation and in this letter. The Presentation may not have contained all information necessary for you to make an informed assessment of the Company and its prospects. It is a term of your participation in the Placing that you accept this fact. However, your participation in the Placing will be conditional on the following:

(a) an announcement in relation to the Placing and Open Offer and related proposals being made in accordance with the Listing Rules of the UKLA ("Listing Rules");

(b) the Circular being published in accordance with the Financial Services Act 1986 ("FSA") and the Listing Rules and containing a working capital statement in accordance with 6.E.16 of the Listing Rules which is unqualified except as to Admission;

(c) the Circular (a) complying with the Listing Rules and section 146 of the FSA and (b) in Hoare Govett's reasonable opinion being and remaining until Admission accurate and not misleading in any material respect;

(d) In Hoare Govett's reasonable opinion, there being no information in or omissions from the Circular which, when taken as a whole, are materially inconsistent with the information or position contained In the Presentation;

(e) the resolutions being passed at the EGM without amendment which Hoare Govett reasonably regards as material;

(f) the resignation of all of the Company's Directors with effect from Admission (other than Mr Lomnitz who will remain as an executive director);

(g) prior to Admission, so far as Hoare Govett is aware, no order having been made or resolution passed in respect of the Company or any of its material subsidiaries for its or their winding up or dissolution or for it or them to enter into any arrangement or composition for the benefit of creditors, or the appointment of a receiver, administrative receiver, trustee or similar officer;

(h) commitments being received by the Company (or its duly appointed agents) pursuant to the Placing for (pound)13.5 million (gross);

(i)     Admission becoming effective by no later than 31 August 2001.

Hoare Govett and the Company reserve the right to agree and extend the time for the satisfaction of any of the above conditions provided that such time may not be extended beyond 31 August 2001. In that event, we will inform you at the earliest opportunity and all subsequent dates mentioned in this letter will be adjusted appropriately.

You agree that where a condition is expressed to be subject to Hoare Govett's reasonable opinion:

(a) Hoare Govett will exercise its opinion in its absolute discretion, having regard to the Placing and Open Offer as a whole, and not to placee's interests individually; and

[LOGO OF HOARE GOVETT]

(b) provided that Hoare Govett exercises its discretion in good faith, it shall not incur any liability to you whatsoever.

By signing and returning the attached Form of Confirmation, you will confirm your agreement with us, on the terms, and subject to the conditions, of this letter and subject to the Memorandum and Articles of Association of the Company, to subscribe under the Placing for the number of New Ordinary Shares set out in Boxes A and B on page 1 of this letter at the Issue Price. Subject only to the above conditions being satisfied or waived, your Placing Commitment will be irrevocable.

Commissions

No commission will be payable to you in respect of your participation in the Placing.

Hoare Govett will be paid a commission by the Company in relation to the Placing equal to seven per cent. of the total funds raised under the Placing and Open Offer. In order to retain cash within the Company and to align its interests with those of institutional investors who are giving Placing Commitments, Hoare Govett has agreed to take this commission principally in the form of equity at the Issue Price provided that the total number of new Ordinary Shares received by Hoare Govett shall be less than 3 per cent. of the then issued share capital of the Company, with the remainder taken in cash.

Timetable

The date the Circular is posted will determine the timetable for the Open Offer and EGM.

As soon as possible after the closing of the Open Offer, we will inform you of the amount recalled by qualifying shareholders under the Open Offer and of the number of Open Offer Shares and Firm Shares which are required to be taken up by you ("Trade Confirmation"), together with the funds payment to be made.

Please note that ABN AMRO Equities (UK) Limited will act as our execution and settlement agent. As such, all trades will be matched and settled with its CREST Participant ID 590 (five nine zero). Trade confirmations will be issued by ABN AMRO Equities (UK) Limited in the normal manner. Settlement will be free of all charges, commissions and duties.

In the event that you have any queries in respect of settlement, please call Rhys Thomas on 020 7678 7043 or Kevin Gant on 020 7678 0584.

Interest may be charged in respect of payments not received by us for value by the required time referred to above at a rate equal to the London Inter-Bank Offered Rate for seven day deposits in sterling plus five per cent. per annum as determined by us.

In the event that the conditions are not fulfilled by 31 August 2001, the Placing will not proceed and your rights and obligations under this letter shall cease and determine. In such event, all funds delivered to us pursuant to this letter will be returned to you by telegraphic transfer on your instructions or by cheque.

Confirmations

By signing and returning the Form of Confirmation, you will be confirming that, as a term of the acceptance of your Placing Commitment:

[LOGO OF HOARE GOVETT]

(a) you have entered into this commitment solely on the basis of the information contained in the Presentation and this letter and you have not relied on any other representation or warranty in reaching your decision to acquire New Ordinary Shares under your Placing Commitment;

(b) neither Hoare Govett nor the Company's sponsor, PricewaterhouseCoopers Corporate Finance, is acting for you in connection with the Placing and will not be responsible to you in respect of the Placing for providing protections afforded to their customers. In particular, you acknowledge that neither Hoare Govett nor PricewaterhouseCoopers Corporate Finance has made any recommendation to you in relation to the Placing and is not advising you with regard to the suitability or merits of the transaction or in connection with the arrangements set out in this letter. In addition, you acknowledge that you do not expect Hoare Govett or PricewaterhouseCoopers Corporate Finance to have any duties or responsibilities towards you similar or comparable to those imposed by The Securities and Futures Authority Limited's rules requiring "best execution", "suitability" and "risk warnings";

(c) that you, or each person or body on whose behalf you accept your Placing Commitment (in whole or in part) or to whom you allocate such Placing Commitment (in whole or in part) has capacity and authority to enter into and perform the terms of such commitment and that you are entitled to accept your Placing Commitment under the laws of all relevant jurisdictions which apply to you, have complied and will fully comply with all such laws in relation to your Placing Commitment (including, where applicable, the Money Laundering Regulations 1993) and have obtained all governmental and other consents which may be required in relation to your Placing Commitment;

(f) none of the New Ordinary Shares has been or will be registered under the Securities Act of 1933 of the United States (as amended) (the "Securities Act") or any of the relevant securities, laws of Canada or Australia and may not be offered, sold, taken up or delivered, directly or indirectly, into or within the United States except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act, and you represent, warrant and undertake that unless you are taking up New Ordinary Shares pursuant to such an exemption: (i) you are not within the United States, Canada, Japan or Australia and you are not a US person or a citizen of Canada, Japan or Australia; (ii) you have not offered, sold or delivered and will not offer, sell or deliver any of the New Ordinary Shares to persons within the United States, directly or indirectly, or into Canada, Japan or Australia; (iii) neither you, your affiliates, nor any persons acting on your behalf, have engaged or will engage in any directed selling efforts with respect to the New Ordinary Shares; (iv) you are not taking up the New Ordinary Shares for resale in or into the United States, Canada, Japan or Australia; and (v) you will not distribute any offering material, directly or indirectly, in or into the United States, Canada, Japan or Australia or to any persons resident in such countries. Terms and expressions used in this paragraph have the meanings given to them by Regulation S made under the Securities Act;

(g) you will not procure the acquisition of any New Ordinary Shares by or for the account of any person with an address in Australia, Canada or Japan, you will not offer any New Ordinary Shares to any such person and you will not otherwise treat any New Ordinary Shares in any manner that would contravene any applicable Australian, Canadian, Japanese or other securities legislation;

(g) you are a person who falls within paragraph 11(3) of the Financial Services Act 1986 (Investment Advertisements)(Exemptions) Order 1996 or of the kind described in Article 8(1) of the Financial Services Act 1986 (Investment Advertisements)(Exemptions)(No.2) Order 1995;

(h) all notices, remittances and documents of title are sent at your own risk;

[LOGO OF HOARE GOVETT]

(i) that to the extent you are a shareholder in Bright Station Plc, you will vote in favour of the resolutions to be put forward at the EGM to effect the proposals (as contemplated);

(j) Hoare Govett may at its absolute discretion refuse or scale back your application for a Placing Commitment by any amount it deems fit; and

(k)     that your remittance will be honoured on first presentation.

Without prejudice to any of the above undertakings, you agree that, to the extent you are or become a distributor of New Ordinary Shares (including underwriters, dealers and all other persons who receive remuneration in respect of securities sold) during the "distribution compliance period" (as such term is defined under Regulation S of the United States Securities Act of 1933 (as amended)) you will make all offers and sales of New Ordinary Shares during the "distribution compliance period" only in accordance with Regulation S or an exemption under the United States Securities Act of 1933 (as amended) or pursuant to an effective registration statement under the said act. In addition, if you shall sell New Ordinary Shares to a distributor, dealer or a person receiving a selling concession you shall procure the purchaser is subject to the same restrictions on offers and sales that apply to you.

You agree that settlement, or a series of settlements, with an aggregate value of (pound)8,500 or greater, settled by way of third party payments, for example, bankers draft, building society cheque or a cheque drawn by someone other than the placee, are liable to be subject to verification of identity requirements to comply with the Money Laundering Regulations 1993. This may involve verification of names and addresses through a reputable agency. By returning the Letter of Confirmation, you undertake to provide such evidence of identity, within such reasonable time (in each case to be determined at the discretion of Hoare Govett) as may be requested to ensure compliance with the Money Laundering Regulations 1993. If satisfactory evidence and identity has not been obtained within a reasonable time, then such settlement will not proceed any further but without prejudice to the rights of Hoare Govett or the Company to take proceedings to recover any loss suffered by any of them as a result of failing to provide satisfactory evidence. In such event the settlement monies (without interest) will be returned to the bank or building society account from which payment was made.

The presentation and any accompanying materials distributed by the Company were directed solely at persons falling within certain exemptions to section 57 of the Financial Services Act 1986 and it was not and is not intended that they should be acted upon in any way by persons who do not have professional experience in matters relating to investments and who do not fall within the relevant exemptions.

Any forward looking statements, including any projections, contained in the Presentation have not been commented or reported on by the Company's auditors and accordingly may not necessarily be on a basis which is consistent with the Company's accounting policies. Actual results may differ substantially from figures used for planning purposes only and accordingly any such forward looking projections or projections should not be relied on in any manner whatsoever.

Time is of the essence as regards obligations set out in this letter and the Letter of Confirmation.

[LOGO OF HOARE GOVETT]

This letter, the enclosed Letter of Confirmation and any contract which has been or may be entered into between you and the Company on the terms of or pursuant to this letter will be governed by and construed in accordance with English Law and you have agreed to submit to the exclusive jurisdiction of the English courts as regards any claim, dispute or matter arising out of or relating to such contract, this letter and/or the enclosed Letter of Confirmation.

Whether or not this allocation is to be split amongst several accounts, IT IS IMPERATIVE THAT THE ENCLOSED FORM OF CONFIRMATION IS COMPLETED, SIGNED AND RETURNED TO US (FOR THE ATTENTION OF KEVIN GANT) BY FACSIMILE (020 7678 1134) OR BY HAND IN RESPECT OF YOUR TOTAL PLACING COMMITMENT NOT LATER THAN 5.00 P.M. on, 30 May 2001.

Yours faithfully



/s/ [ILLEGIBLE]



For and on behalf of
Hoare Govett Limited
Andrew C Chapman
Director -- Corporate Finance

[LOGO OF HOARE GOVETT]

                             FORM OF CONFIRMATION

Whether or not this allocation is to be split amongst several accounts, IT IS IMPERATIVE THAT THIS FORM IS COMPLETED, SIGNED AND RETURNED TO US FOR THE ATTENTION OF KEVIN GANT BY FACSIMILE (020 7678 1134) OR BY HAND IN RESPECT OF THE TOTAL PLACING COMMITMENT SO AS TO BE RECEIVED BY US NOT LATER THAN 5:00 P.M. ON 30 MAY 2001.

To:  Hoare Govett Limited                      Ref No.: ABN1
     199 Bishopsgate
     London EC2M 3XW

For the attention of Kevin Gant
-------------------------------

                                   ---------------------------------------------
                                               Box A                      Box B
                                         Firm Shares          Open Offer Shares


                                           9,728,743                  10,271,257
                                   ---------------------------------------------

Dear Sirs

Bright Station plc (the "Company")
Placing of 270,000,000 new ordinary shares of 1p each ("New Ordinary Shares") on behalf of the Company at 5p per share (the "Issue Price") (the "Placing")

We hereby acknowledge receipt of your letter of 29 May 2001 (the "Placing Letter"), the definitions contained in which shall apply in this Form of Confirmation. We confirm that subject to and only on the basis of the terms and conditions contained therein, we irrevocably agree to subscribe for the number of New Ordinary Shares set out in Box A and in Box B (subject, in the case of Box B, to clawback from qualifying shareholders).

This Form of Confirmation is binding upon receipt by you of this form.

We understand and accept the contents of the Placing Letter and in making this confirmation give the acknowledgement and agreement required by that letter and the confirmations required by the paragraph headed "Confirmations" in that letter.

In the event of us/the funds managed or advised by us being required to take up any New Ordinary Shares in respect of our/their Placing Commitment, we agree to pay on demand the full amount due in respect of such participation in accordance with the terms of the Placing Letter.

Signed: /s/ [ILLEGIBLE SIGNATURE]                       30 . 5 . , 2001
       ----------------------------------              ----------

For and on behalf of ABN AMRO ASSET MAN LTD
                     --------------------------------

                                            ABN AMRO ASSET MANAGEMENT
                                                    LIMITED

                                                  30 MAY 2001
                                       8

[LOGO OF HOARE GOVETT]

                                                    Hoare Govett Limited
                                                    250 Bishopsgate
                                                    London EC2M 4AA
                                                    Telephone +44(0)20 7678 8000
                                                    Facsimile +44(0)20 7678 1587






STRICTLY PRIVATE AND CONFIDENTIAL

                                                        TOTAL PLACING COMMITMENT
                                           -------------------------------------
                                                     Box A                 Box B
                                               Firm Shares     Open Offer Shares


                                                 2,188,967             2,311,033
                                           -------------------------------------

                                                                     29 May 2001

Bob Brown Esq
R C Brown
Buchanans North
Redcliff Backs
Bristol
BS1 6HN

For the attention of: Bob Brown

Dear Sirs

Bright Station plc (the "Company")
Placing of 270,000,000 new ordinary shares of 1p each ("New Ordinary Shares") on behalf of the Company at 5p per share (the "Issue Price") (the "Placing")

We refer to our telephone conversation and to the recent presentation made by the Company to you in connection with the above fund raising (the
"Presentation").

It is currently proposed that 270,000,000 New Ordinary Shares will be issued in connection with a placing and open offer to raise (pound)13.5 million (gross). Under the proposed open offer (the "Open Offer"), up to 138,661,969 of the New Ordinary Shares will be offered to qualifying shareholders (the "Open Offer Shares") at the Issue Price on the basis of 4 Open Offer Shares for every 5 existing Ordinary Shares held. Accordingly, the Open Offer Shares are being conditionally placed with institutional investors by Hoare Govett as agent for the Company, subject to clawback under the Open Offer, and the remaining 131,338,031 New Ordinary Shares are being placed firm (the "Firm Shares"). The New Ordinary Shares will rank pari passu in all respects with the Company's existing ordinary shares.

It is currently proposed that a circular comprising a prospectus will be published by the Company containing further details of the Placing and Open Offer and other proposals (see below) on or before 29 June 2001 ("Circular"). The Circular will contain a notice convening an extraordinary general meeting of the Company to approve the Placing and Open Offer and related proposals ("EGM"). Application will also be made for the New Ordinary Shares to be admitted to listing on the Official List of the UK Listing Authority ("UKLA") and to trading on the London Stock Exchange's main market for listed securities ("Admission"). On the basis that the Circular is published by the above date, it is expected that Admission will become effective by no later than 23 July 2001.

[LOGO OF HOARE GOVETT]

In addition to the Placing and Open Offer, it is also proposed that:

(a) other than Mr Lomnitz, all of the current Directors will resign on Admission (Mr Lomnitz will remain as an executive Director). Messrs Jefferies (Non-executive Chairman), Hill (Chief Executive Officer), Canham (Chief Financial Officer) and Bair (non-executive Director) will be appointed to the Company's Board on Admission;

(b) the total "pool" of share options capable of being issued under the Company's share option schemes will be increased from 10 per cent. of the issued share capital from time to time to 15 per cent;

(c) the Company closes its OfficeShopper and Sparza operations, trading now having ceased;

(d) between the date of this letter and completion of the Placing and Open Offer, the Company may be required to secure a temporary credit line and or debt bridge facility, which may be provided by some or all of the existing directors, to provide cash liquidity pending completion of the Placing and Open Offer;

(e) in connection with the termination of their arrangements with the Company and the cancellation of their outstanding share options, Dan Wagner and Dave Mattey will be entitled, subject to completion of the Placing and Open Offer, to certain payments from the Company amounting to (pound)220,580 and (pound)274,337 respectively, which amounts they have agreed will be applied in paying up such number of new Ordinary Shares in the Company as equals the amount of their respective payments divided by the Issue Price;

(f) as of 31 March 2001, the Group had available cash resources of (pound)7.4 million ((pound)16.3 million at 31 December 2000). The Company announced on 2 May 2001 that they had available cash of (pound)2.9 million as at 30 April 2001.

(g) The audit report for the year ended 31 December 2000, while unqualified, contains an explanatory paragraph making reference to a fundamental uncertainty concerning the going concern basis of preparation of the financial statements being dependent upon the successful conclusion of bridge funding and the Placing and Open Offer.

We have pleasure, as agent for the Company, in now offering you the number of Firm Shares set out in Box A above and the number of Open Offer Shares set out in Box B above, (together "Placing Commitment") (free of all expenses) at the Issue Price subject to the terms and conditions in this letter and in the Form of Confirmation and to the Money Laundering Regulations 1993. The Open Offer Shares (but not the Firm Shares) will be subject to recall under the terms of the Open Offer and the right is accordingly reserved to qualifying shareholders to recall before the closing date for the Open Offer all or any of the Open Offer Shares conditionally placed with you.

This letter, the terms of which are conditional (amongst other things) on a draft press announcement ("Press Announcement") being released by the Company confirming securing Placing Commitments of (pound)13.5 million, sets out the basis on which you undertake to accept the Placing Commitment offered to you by the Company (as set out above).

The Placing Commitments shall be made on the terms of this letter and any additional terms and conditions as may be required to comply with the requirements of the City Code on Takeovers and Mergers, the Financial Services Authority acting in its capacity as the United Kingdom Listing Authority ("UKLA") and the London Stock Exchange.

[LOGO OF HOARE GOVETT]

You should note that the Placing and Open Offer is not being underwritten.

The Placing

The Circular is currently expected to be published by the Company no later than 29 June 2001. You are therefore making your decision whether or not to participate in the Placing solely on the basis of the information contained in the Presentation and in this letter. The Presentation may not have contained all information necessary for you to make an informed assessment of the Company and its prospects. It is a term of your participation in the Placing that you accept this fact. However, your participation in the Placing will be conditional on the following:

(a) an announcement in relation to the Placing and Open Offer and related proposals being made in accordance with the Listing Rules of the UKLA ("Listing Rules");

(b) the Circular being published in accordance with the Financial Services Act 1986 ("FSA") and the Listing Rules and containing a working capital statement in accordance with 6.E.16 of the Listing Rules which is unqualified except as to Admission;

(c) the Circular (a) complying with the Listing Rules and section 146 of the FSA and (b) in Hoare Govetts reasonable opinion being and remaining until Admission accurate and not misleading in any material respect;

(d) in Hoare Govett's reasonable opinion, there being no information in or omissions from the Circular which, when taken as a whole, are materially inconsistent with the information or position contained in the Presentation;

(e) the resolutions being passed at the EGM without amendment which Hoare Govett reasonably regards as material;

(f) the resignation of all of the Company's Directors with effect from Admission (other than Mr Lomnitz who will remain as an executive director);

(g) prior to Admission, so far as Hoare Govett is aware, no order having been made or resolution passed in respect of the Company or any of its material subsidiaries for its or their winding up or dissolution or for it or them to enter into any arrangement or composition for the benefit of creditors, or the appointment of a receiver, administrative receiver, trustee or similar officer;

(h) commitments being received by the Company (or its duly appointed agents) pursuant to the Placing for (pound)13.5 million (gross);

(i)     Admission becoming effective by no later than 31 August 2001.

Hoare Govett and the Company reserve the right to agree and extend the time for the satisfaction of any of the above conditions provided that such time may not be extended beyond 31 August 2001. In that event, we will inform you at the earliest opportunity and all subsequent dates mentioned in this letter will be adjusted appropriately.

You agree that where a condition is expressed to be subject to Hoare Govett's reasonable opinion:

(a) Hoare Govett will exercise its opinion in its absolute discretion, having regard to the Placing and Open Offer as a whole, and not to placee's interests individually; and

[LOGO OF HOARE GOVETT]

(b) provided that Hoare Govett exercises its discretion in good faith, it shall not incur any liability to you whatsoever.

By signing and returning the attached Form of Confirmation, you will confirm your agreement with us, on the terms, and subject to the conditions, of this letter and subject to the Memorandum and Articles of Association of the Company, to subscribe under the Placing for the number of New Ordinary Shares set out in Boxes A and B on page 1 of this letter at the Issue Price. Subject only to the above conditions being satisfied or waived, your Placing Commitment will be irrevocable.

Commissions

No commission will be payable to you in respect of your participation in the Placing.

Hoare Govett will be paid a commission by the Company in relation to the Placing equal to seven per cent. of the total funds raised under the Placing and Open Offer. In order to retain cash within the Company and to align its interests with those of institutional investors who are giving Placing Commitments, Hoare Govett has agreed to take this commission principally in the form of equity at the Issue Price provided that the total number of new Ordinary Shares received by Hoare Govett shall be less than 3 per cent. of the then issued share capital of the Company, with the remainder taken in cash.

Timetable

The date the Circular is posted will determine the timetable for the Open Offer and EGM.

As soon as possible after the closing of the Open Offer, we will inform you of the amount recalled by qualifying shareholders under the Open Offer and of the number of Open Offer Shares and Firm Shares which are required to be taken up by you ("Trade Confirmation"), together with the funds payment to be made.

Please note that ABN AMRO Equities (UK) Limited will act as our execution and settlement agent. As such, all trades will be matched and settled with its CREST Participant ID 590 (five nine zero). Trade confirmations will be issued by ABN AMRO Equities (UK) Limited in the normal manner. Settlement will be free of all charges, commissions and duties.

In the event that you have any queries in respect of settlement, please call Rhys Thomas on 020 7678 7043 or Kevin Gant on 020 7678 0584.

Interest may be charged in respect of payments not received by us for value by the required time referred to above at a rate equal to the London Inter-Bank Offered Rate for seven day deposits in sterling plus five per cent. per annum as determined by us.

In the event that the conditions are not fulfilled by 31 August 2001, the Placing will not proceed and your rights and obligations under this letter shall cease and determine. In such event, all funds delivered to us pursuant to this letter will be returned to you by telegraphic transfer on your instructions or by cheque.

Confirmations

By signing and returning the Form of Confirmation, you will be confirming that, as a term of the acceptance of your Placing Commitment:

[LOGO OF HOARE GOVETT]

(a) you have entered into this commitment solely on the basis of the information contained in the Presentation and this letter and you have not relied on any other representation or warranty in reaching your decision to acquire New Ordinary Shares under your Placing Commitment;

(b) neither Hoare Govett nor the Company's sponsor, PricewaterhouseCoopers Corporate Finance, is acting for you in connection with the Placing and will not be responsible to you in respect of the Placing for providing protections afforded to their customers. In particular, you acknowledge that neither Hoare Govett nor PricewaterhouseCoopers Corporate Finance has made any recommendation to you in relation to the Placing and is not advising you with regard to the suitability or merits of the transaction or in connection with the arrangements set out in this letter. In addition, you acknowledge that you do not expect Hoare Govett or PricewaterhouseCoopers Corporate Finance to have any duties or responsibilities towards you similar or comparable to those imposed by The Securities and Futures Authority Limited's rules requiring "best execution", "suitability" and "risk warnings";

(c) that you, or each person or body on whose behalf you accept your Placing Commitment (in whole or in part) or to whom you allocate such Placing Commitment (in whole or in part) has capacity and authority to enter into and perform the terms of such commitment and that you are entitled to accept your PlacIng Commitment under the laws of all relevant jurisdictions which apply to you, have complied and will fully comply with all such laws in relation to your Placing Commitment (including, where applicable, the Money Laundering Regulations 1993) and have obtained all governmental and other consents which may be required in relation to your Placing Commitment;

(f) none of the New Ordinary Shares has been or will be registered under the Securities Act of 1933 of the United States (as amended) (the "Securities Act") or any of the relevant securities, laws of Canada or Australia and may not be offered, sold, taken up or delivered, directly or indirectly, into or within the United States except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act, and you represent, warrant and undertake that unless you are taking up New Ordinary Shares pursuant to such an exemption: (i) you are not within the United States, Canada, Japan or Australia and you are not a US person or a citizen of Canada, Japan or Australia; (ii) you have not offered, sold or delivered and will not offer, sell or deliver any of the New Ordinary Shares to persons within the United States, directly or indirectly, or into Canada, Japan or Australia; (iii) neither you, your affiliates, nor any persons acting on your behalf, have engaged or will engage in any directed selling efforts with respect to the New Ordinary Shares; (iv) you are not taking up the New Ordinary Shares for resale in or into the United States, Canada, Japan or Australia; and (v) you will not distribute any offering material, directly or indirectly, in or into the United States, Canada, Japan or Australia or to any persons resident in such countries. Terms and expressions used in this paragraph have the meanings given to them by Regulation S made under the Securities Act;

(g) you will not procure the acquisition of any New Ordinary Shares by or for the account of any person with an address in Australia, Canada or Japan, you will not otter any New Ordinary Shares to any such person and you will not otherwise treat any New Ordinary Shares in any manner that would contravene any applicable Australian, Canadian, Japanese or other securities legislation;

(g) you are a person who falls within paragraph 11(3) of the Financial Services Act 1986 (Investment Advertisements)(Exemptions) Order 1996 or of the kind described in Article 8(1) of the Financial Services Act 1986 (Investment Advertisements)(Exemptions)(No.2) Order 1995;

(h) all notices, remittances and documents of title are sent at your own risk;

[LOGO OF HOARE GOVETT]

(i) that to the extent you are a shareholder in Bright Station Plc, you will vote in favour of the resolutions to be put forward at the EGM to effect the proposals (as contemplated);

(j) Hoare Govett may at its absolute discretion refuse or scale back your application for a Placing Commitment by any amount it deems fit; and

(k)     that your remittance will be honoured on first presentation.

Without prejudice to any of the above undertakings, you agree that, to the extent you are or become a distributor of New Ordinary Shares (including underwriters, dealers and all other persons who receive remuneration in respect of securities sold) during the "distribution compliance period" (as such term is defined under Regulation S of the United States Securities Act of 1933 (as amended)) you will make all offers and sales of New Ordinary Shares during the "distribution compliance period" only In accordance with Regulation S or an exemption under the United States Securities Act of 1933 (as amended) or pursuant to an effective registration statement under the said act. In addition, if you shall sell New Ordinary Shares to a distributor, dealer or a person receiving a selling concession you shall procure the purchaser is subject to the same restrictions on offers and sales that apply to you.

You agree that settlement, or a series of settlements, with an aggregate value of (pound)8,500 or greater, settled by way of third party payments, for example, bankers draft, building society cheque or a cheque drawn by someone other than the placee, are liable to be subject to verification of identity requirements to comply with the Money Laundering Regulations 1993. This may involve verification of names and addresses through a reputable agency. By returning the Letter of Confirmation, you undertake to provide such evidence of identity, within such reasonable time (in each case to be determined at the discretion of Hoare Govett) as may be requested to ensure compliance with the Money Laundering Regulations 1993. If satisfactory evidence and identity has not been obtained within a reasonable time, then such settlement will not proceed any further but without prejudice to the rights of Hoare Govett or the Company to take proceedings to recover any loss suffered by any of them as a result of failing to provide satisfactory evidence. In such event the settlement monies (without interest) will be returned to the bank or building society account from which payment was made.

The presentation and any accompanying materials distributed by the Company were directed solely at persons failing within certain exemptions to section 57 of the Financial Services Act 1986 and it was not and is not intended that they should be acted upon in any way by persons who do not have professional experience in matters relating to investments and who do not fall within the relevant exemptions.

Any forward looking statements, including any projections, contained in the Presentation have not been commented or reported on by the Company's auditors and accordingly may not necessarily be on a basis which is consistent with the Company's accounting policies. Actual results may differ substantially from figures used for planning purposes only and accordingly any such forward looking projections or projections should not be relied on in any manner whatsoever.

Time is of the essence as regards obligations set out in this letter and the Letter of Confirmation.

[LOGO OF HOARE GOVETT]

This letter, the enclosed Letter of Confirmation and any contract which has been or may be entered into between you and the Company on the terms of or pursuant to this letter will be governed by and construed in accordance with English Law and you have agreed to submit to the exclusive jurisdiction of the English courts as regards any claim, dispute or matter arising out of or relating to such contract, this letter and/or the enclosed Letter of Confirmation.

Whether or not this allocation is to be split amongst several accounts, IT IS IMPERATIVE THAT THE ENCLOSED FORM OF CONFIRMATION IS COMPLETED, SIGNED AND RETURNED TO US (FOR THE ATTENTION OF KEVIN GANT) BY FACSIMILE (020 7678 1134) OR BY HAND IN RESPECT OF YOUR TOTAL PLACING COMMITMENT NOT LATER THAN 5.00 P.M. on, 30 May 2001.

Yours faithfully

/s/  [SIGNATURE ILLEGIBLE]


For and on behalf of
Hoare Govett Limited
Andrew C Chapman
Director - Corporate Finance

[LOGO OF HOARE GOVETT LIMITED]

                             FORM OF CONFIRMATION

Whether or not this allocation is to be split amongst several accounts. IT IS IMPERATIVE THAT THIS FORM IS COMPLETED, SIGNED AND RETURNED TO US FOR THE ATTENTION OF KEVIN GANT BY FACSIMILE (020 7678 1134) OR BY HAND IN RESPECT OF THE TOTAL PLACING COMMITMENT SO AS TO BE RECEIVED BY US NOT LATER THAN 5:00 P.M. ON 30 MAY 2001.

To:  Hoare Govett Limited                      Ref No.: ABN12/JRCT
     199 Bishopsgate
     London EC2M 3XW

For the attention of Kevin Gant
-------------------------------

                                   ---------------------------------------------
                                               Box A                      Box B
                                         Firm Shares          Open Offer Shares


                                           8,158,987                   2,311,033
                                   ---------------------------------------------

Dear Sirs

Bright Station plc (the "Company")
Placing of 270,000,000 new ordinary shares of 1p each ("New Ordinary Shares") on behalf of the Company at 5p per share (the "Issue Price") (the "Placing")

We hereby acknowledge receipt of your letter of 23 May 2001 (the "Placing Letter"), the definitions contained in which shall apply in this Form of Confirmation. We confirm that subject to and only on the basis of the terms and conditions contained therein, we irrevocably agree to subscribe for the number of New Ordinary Shares set out in Box A and in Box B (subject, in the case of Box B, to clawback from qualifying shareholders).

This Form of Confirmation is binding upon receipt by you of this form.

We understand and accept the contents of the Placing Letter and in making this confirmation give the acknowledgement and agreement required by that letter and the confirmations required by the paragraph headed "Confirmations" in that letter.

In the event of us/the funds managed or advised by us being required to take up any New Ordinary Shares in respect of our/their Placing Commitment, we agree to pay on demand the full amount due in respect of such participation in accordance with the terms of the Placing Letter.

Signed: /s/ [ILLEGIBLE SIGNATURE]                        30th May, 2001
       ----------------------------------              ----------

For and on behalf of R.C. BROWN INVESTMENT MANAGEMENT
                     --------------------------------

[LOGO OF HOARE GOVETT]
                                                    Hoare Govett Limited
                                                    250 Bishopsgate
                                                    London EC2M 4AA
                                                    Telephone +44(0)20 7678 8000
                                                    Facsimile +44(0)20 7678 1587






STRICTLY PRIVATE AND CONFIDENTIAL

                                                        TOTAL PLACING COMMITMENT
                                           -------------------------------------
                                                     Box A                 Box B
                                               Firm Shares     Open Offer Shares


                                                15,565,989            16,434,011
                                           -------------------------------------
                                                                     29 May 2001

Nick Ross Esq
Electra Flemming
65 Kingsway
London
WC2B 6QT


For the attention of: Nick Ross

Dear Sirs

Bright Station plc (the "Company")
Placing of 270,000,000 new ordinary shares of 1p each ("New Ordinary Shares") on behalf of the Company at 5p per share (the "Issue Price") (the "Placing")

We refer to our telephone conversation and to the recent presentation made by the Company to you in connection with the above fund raising (the
"Presentation").

It is currently proposed that 270,000,000 New Ordinary Shares will be issued in connection with a placing and open offer to raise (pound)13.5 million (gross). Under the proposed open offer (the "Open Offer"), up to 138,661,969 of the New Ordinary Shares will be offered to qualifying shareholders (the "Open Offer Shares") at the Issue Price on the basis of 4 Open Offer Shares for every 5 existing Ordinary Shares held. Accordingly, the Open Offer Shares are being conditionally placed with institutional investors by Hoare Govett as agent for the Company, subject to clawback under the Open Offer, and the remaining 131,338,031 New Ordinary Shares are being placed firm (the "Firm Shares"). The New Ordinary Shares will rank pari passu in all respects with the Company's existing ordinary shares.

It is currently proposed that a circular comprising a prospectus will be published by the Company containing further details of the Placing and Open Offer and other proposals (see below) on or before 29 June 2001 ("Circular"). The Circular will contain a notice convening an extraordinary general meeting of the Company to approve the Placing and Open Offer and related proposals ("EGM"). Application will also be made for the New Ordinary Shares to be admitted to listing on the Official List of the UK Listing Authority ("UKLA") and to trading on the London Stock Exchange's main market for listed securities ("Admission"). On the basis that the Circular is published by the above date, it is expected that Admission will become effective by no later than 23 July 2001.

[LOGO OF HOARE GOVETT]

In addition to the Placing and Open Offer, it is also proposed that:

(a) other than Mr Lomnitz, all of the current Directors will resign on Admission (Mr Lomnitz will remain as an executive Director). Messrs Jefferies (Non-executive Chairman), Hill (Chief Executive Officer), Canham (Chief Financial Officer) and Bair (non-executive Director) will be appointed to the Company's Board on Admission;

(b) the total "pool" of share options capable of being issued under the Company's share option schemes will be increased from 10 per cent. of the issued share capital from time to time to 15 per cent;

(c) the Company closes its OfficeShopper and Sparza operations, trading now having ceased;

(d) between the date of this letter and completion of the Placing and Open Offer, the Company may be required to secure a temporary credit line and or debt bridge facility, which may be provided by some or all of the existing directors, to provide cash liquidity pending completion of the Placing and Open Offer;

(e) in connection with the termination of their arrangements with the Company and the cancellation of their outstanding share options, Dan Wagner and Dave Mattey will be entitled, subject to completion of the Placing and Open Offer, to certain payments from the Company amounting to (pound)220,580 and (pound)274,337 respectively, which amounts they have agreed will be applied in paying up such number of new Ordinary Shares in the Company as equals the amount of their respective payments divided by the Issue Price;

(f) as of 31 March 2001, the Group had available cash resources of (pound)7.4 million ((pound)16.3 million at 31 December 2000). The Company announced on 2 May 2001 that they had available cash of (pound)2.9 million as at 30 April 2001.

(g) The audit report for the year ended 31 December 2000, while unqualified, contains an explanatory paragraph making reference to a fundamental uncertainty concerning the going concern basis of preparation of the financial statements being dependent upon the successful conclusion of bridge funding and the Placing and Open Offer.

We have pleasure, as agent for the Company, in now offering you the number of Firm Shares set out in Box A above and the number of Open Offer Shares set out in Box B above, (together "Placing Commitment") (free of all expenses) at the Issue Price subject to the terms and conditions in this letter and in the Form of Confirmation and to the Money Laundering Regulations 1993. The Open Offer Shares (but not the Firm Shares) will be subject to recall under the terms of the Open Offer and the right is accordingly reserved to qualifying shareholders to recall before the closing date for the Open Offer all or any of the Open Offer Shares conditionally placed with you.

This letter, the terms of which are conditional (amongst other things) on a draft press announcement ("Press Announcement") being released by the Company confirming securing Placing Commitments of (pound)13.5 million, sets out the basis on which you undertake to accept the Placing Commitment offered to you by the Company (as set out above).

The Placing Commitments shall be made on the terms of this letter and any additional terms and conditions as may be required to comply with the requirements of the City Code on Takeovers and Mergers, the Financial Services Authority acting in its capacity as the United Kingdom Listing Authority ("UKLA") and the London Stock Exchange.

[LOGO OF HOARE GOVETT]

You should note that the Placing and Open Offer is not being underwritten.

The Placing

The Circular is currently expected to be published by the Company no later than 29 June 2001. You are therefore making your decision whether or not to participate in the Placing solely on the basis of the information contained in the Presentation and in this letter. The Presentation may not have contained all information necessary for you to make an informed assessment of the Company and its prospects. It is a term of your participation in the Placing that you accept this fact. However, your participation in the Placing will be conditional on the following:

(a) an announcement in relation to the Placing and Open Offer and related proposals being made in accordance with the Listing Rules of the UKLA ("Listing Rules");

(b) the Circular being published in accordance with the Financial Services Act 1986 ("FSA") and the Listing Rules and containing a working capital statement in accordance with 6.E.16 of the Listing Rules which is unqualified except as to Admission;

(c) the Circular (a) complying with the Listing Rules and section 146 of the FSA and (b) in Hoare Govett's reasonable opinion being and remaining until Admission accurate and not misleading in any material respect;

(d) In Hoare Govett's reasonable opinion, there being no information in or omissions from the Circular which, when taken as a whole, are materially inconsistent with the information or position contained in the Presentation;

(e) the resolutions being passed at the EGM without amendment which Hoare Govett reasonably regards as material;

(f) the resignation of all of the Company's Directors with effect from Admission (other than Mr Lomnitz who will remain as an executive director);

(g) prior to Admission, so far as Hoare Govett is aware, no order having been made or resolution passed in respect of the Company or any of its material subsidiaries for its or their winding up or dissolution or for it or them to enter into any arrangement or composition for the benefit of creditors, or the appointment of a receiver, administrative receiver, trustee or similar officer;

(h) commitments being received by the Company (or its duly appointed agents) pursuant to the Placing for (pound)13.5 million (gross);

(i)     Admission becoming effective by no later than 31 August 2001.

Hoare Govett and the Company reserve the right to agree and extend the time for the satisfaction of any of the above conditions provided that such time may not be extended beyond 31 August 2001. In that event, we will inform you at the earliest opportunity and all subsequent dates mentioned in this letter will be adjusted appropriately.

You agree that where a condition is expressed to be subject to Hoare Govett's reasonable opinion:

(a) Hoare Govett will exercise its opinion in its absolute discretion, having regard to the Placing and Open Offer as a whole, and not to placees' interests individually; and

[LOGO OF HOARE GOVETT]

(b) provided that Hoare Govett exercises its discretion in good faith, it shall not incur any liability to you whatsoever.

By signing and returning the attached Form of Confirmation, you will confirm your agreement with us, on the terms, and subject to the conditions, of this letter and subject to the Memorandum and Articles of Association of the Company, to subscribe under the Placing for the number of New Ordinary Shares set out in Boxes A and B on page 1 of this letter at the Issue Price. Subject only to the above conditions being satisfied or waived, your Placing Commitment will be irrevocable.

Commissions

No commission will be payable to you in respect of your participation in the Placing.

Hoare Govett will be paid a commission by the Company in relation to the Placing equal to seven per cent. of the total funds raised under the Placing and Open Offer. In order to retain cash within the Company and to align its interests with those of institutional investors who are giving Placing Commitments, Hoare Govett has agreed to take this commission principally in the form of equity at the Issue Price provided that the total number of new Ordinary Shares received by Hoare Govett shall be less than 3 per cent. of the then issued share capital of the Company, with the remainder taken in cash.

Timetable

The date the Circular is posted will determine the timetable for the Open Offer and EGM.

As soon as possible after the closing of the Open Offer, we will inform you of the amount recalled by qualifying shareholders under the Open Offer and of the number of Open Offer Shares and Firm Shares which are required to be taken up by you ("Trade Confirmation"), together with the funds payment to be made.

Please note that ABN AMRO Equities (UK) Limited will act as our execution and settlement agent. As such, all trades will be matched and settled with its CREST Participant ID 590 (five nine zero). Trade confirmations will be issued by ABN AMRO Equities (UK) Limited in the normal manner. Settlement will be free of all charges, commissions and duties.

In the event that you have any queries in respect of settlement, please call Rhys Thomas on 020 7678 7043 or Kevin Gant on 020 7678 0584.

Interest may be charged in respect of payments not received by us for value by the required time referred to above at a rate equal to the London Inter-Bank Offered Rate for seven day deposits in sterling plus five per cent. per annum as determined by us.

In the event that the conditions are not fulfilled by 31 August 2001, the Placing will not proceed and your rights and obligations under this letter shall cease and determine. In such event, all funds delivered to us pursuant to this letter will be returned to you by telegraphic transfer on your instructions or by cheque.

Confirmations

By signing and returning the Form of Confirmation, you will be confirming that, as a term of the acceptance of your Placing Commitment:

[LOGO OF HOARE GOVETT]

(a) you have entered into this commitment solely on the basis of the information contained in the Presentation and this letter and you have not relied on any other representation or warranty in reaching your decision to acquire New Ordinary Shares under your Placing Commitment;

(b) neither Hoare Govett nor the Company's sponsor, PricewaterhouseCoopers Corporate Finance, is acting for you in connection with the Placing and will not be responsible to you in respect of the Placing for providing protections afforded to their customers. In particular, you acknowledge that neither Hoare Govett nor PricewaterhouseCoopers Corporate Finance has made any recommendation to you in relation to the Placing and is not advising you with regard to the suitability or merits of the transaction or in connection with the arrangements set out in this letter. In addition, you acknowledge that you do not expect Hoare Govett or PricewaterhouseCoopers Corporate Finance to have any duties or responsibilities towards you similar or comparable to those imposed by The Securities and Futures Authority Limiteds rules requiring "best execution", "suitability" and "risk warnings";

(c) that you, or each person or body on whose behalf you accept your Placing Commitment (in whole or in part) or to whom you allocate such Placing Commitment (in whole or in part) has capacity and authority to enter into and perform the terms of such commitment and that you are entitled to accept your Placing Commitment under the laws of all relevant jurisdictions which apply to you, have complied and will fully comply with all such laws in relation to your Placing Commitment (including, where applicable, the Money Laundering Regulations 1993) and have obtained all governmental and other consents which may be required in relation to your Placing Commitment;

(f) none of the New Ordinary Shares has been or will be registered under the Securities Act of 1933 of the United States (as amended) (the "Securities Act") or any of the relevant securities, laws of Canada or Australia and may not be offered, sold, taken up or delivered, directly or indirectly, into or within the United States except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act, and you represent, warrant and undertake that unless you are taking up New Ordinary Shares pursuant to such an exemption: (i) you are not within the United States, Canada, Japan or Australia and you are not a US person or a citizen of Canada, Japan or Australia; (ii) you have not offered, sold or delivered and will not offer, sell or deliver any of the New Ordinary Shares to persons within the United States, directly or indirectly, or into Canada, Japan or Australia; (iii) neither you, your affiliates, nor any persons acting on your behalf, have engaged or will engage in any directed selling efforts with respect to the New Ordinary Shares; (iv) you are not taking up the New Ordinary Shares for resale in or into the United States, Canada, Japan or Australia; and (v) you will not distribute any offering material, directly or indirectly, in or into the United States, Canada, Japan or Australia or to any persons resident in such countries. Terms and expressions used in this paragraph have the meanings given to them by Regulation S made under the Securities Act;

(g) you will not procure the acquisition of any New Ordinary Shares by or for the account of any person with an address in Australia, Canada or Japan, you will not offer any New Ordinary Shares to any such person and you will not otherwise treat any New Ordinary Shares in any manner that would contravene any applicable Australian, Canadian, Japanese or other securities legislation;

(g) you are a person who falls within paragraph 11(3) of the Financial Services Act 1986 (Investment Advertisements)(Exemptions) Order 1996 or of the kind described in Article 8(1) of the Financial Services Act 1986 (investment Advertisements)(Exemptions)(No.2) Order 1995;

(h) all notices, remittances and documents of title are sent at your own risk;

[LOGO OF HOARE GOVETT]

(i) that to the extent you are a shareholder in Bright Station Plc, you will vote in favour of the resolutions to be put forward at the EGM to effect the proposals (as contemplated);

(j) Hoare Govett may at its absolute discretion refuse or scale back your application for a Placing Commitment by any amount it deems fit; and

(k)     that your remittance will be honoured on first presentation.

Without prejudice to any of the above undertakings, you agree that, to the extent you are or become a distributor of New Ordinary Shares (including underwriters, dealers and all other persons who receive remuneration in respect of securities sold) during the "distribution compliance period" (as such term is defined under Regulation S of the United States Securities Act of 1933 (as amended)) you will make all offers and sales of New Ordinary Shares during the "distribution compliance period" only in accordance with Regulation S or an exemption under the United States Securities Act of 1933 (as amended) or pursuant to an effective registration statement under the said act. In addition, if you shall sell New Ordinary Shares to a distributor, dealer or a person receiving a selling concession you shall procure the purchaser is subject to the same restrictions on offers and sales that apply to you.

You agree that settlement, or a series of settlements, with an aggregate value of (pound)8,500 or greater, settled by way of third party payments, for example, bankers draft, building society cheque or a cheque drawn by someone other than the placee, are liable to be subject to verification of identity requirements to comply with the Money Laundering Regulations 1993. This may involve verification of names and addresses through a reputable agency. By returning the Letter of Confirmation, you undertake to provide such evidence of identity, within such reasonable time (in each case to be determined at the discretion of Hoare Govett) as may be requested to ensure compliance with the Money Laundering Regulations 1993. If satisfactory evidence and identity has not been obtained within a reasonable time, then such settlement will not proceed any further but without prejudice to the rights of Hoare Govett or the Company to take proceedings to recover any loss suffered by any of them as a result of failing to provide satisfactory evidence. In such event the settlement monies (without interest) will be returned to the bank or building society account from which payment was made.

The presentation and any accompanying materials distributed by the Company were directed solely at persons failing within certain exemptions to section 57 of the Financial Services Act 1986 and it was not and is not intended that they should be acted upon in any way by persons who do not have professional experience in matters relating to investments and who do not fall within the relevant exemptions.

Any forward looking statements, including any projections, contained in the Presentation have not been commented or reported on by the Company's auditors and accordingly may not necessarily be on a basis which is consistent with the Company's accounting policies. Actual results may differ substantially from figures used for planning purposes only and accordingly any such forward looking projections or projections should not be relied on in any manner whatsoever.

Time is of the essence as regards obligations set out in this letter and the Letter of Confirmation.

[LOGO OF HOARE GOVETT]

This letter, the enclosed Letter of Confirmation and any contract which has been or may be entered into between you and the Company on the terms of or pursuant to this letter will be governed by and construed in accordance with English Law and you have agreed to submit to the exclusive jurisdiction of the English courts as regards any claim, dispute or matter arising out of or relating to such contract, this letter and/or the enclosed Letter of Confirmation.

Whether or not this allocation is to be split amongst several accounts, IT IS IMPERATIVE THAT THE ENCLOSED FORM OF CONFIRMATION IS COMPLETED, SIGNED AND RETURNED TO US (FOR THE ATTENTION OF KEVIN GANT) BY FACSIMILE (020 7678 1134) OR BY HAND IN RESPECT OF YOUR TOTAL PLACING COMMITMENT NOT LATER THAN 5.00 P.M. on, 30 May 2001.

Yours faithfully

/s/ [SIGNATURE ILLEGIBLE]



For and on behalf of
Hoare Govett Limited
Andrew C Chapman
Director - Corporate Finance

[LOGO OF HOARE GOVETT]

                             FORM OF CONFIRMATION

Whether or not this allocation is to be split amongst several accounts. IT IS IMPERATIVE THAT THIS FORM IS COMPLETED, SIGNED AND RETURNED TO US FOR THE ATTENTION OF KEVIN GANT BY FACSIMILE (020 7678 1134) OR BY HAND IN RESPECT OF THE TOTAL PLACING COMMITMENT SO AS TO BE RECEIVED BY US NOT LATER THAN 5:00 P.M. ON 30 MAY 2001.

To:  Hoare Govett Limited                      Ref No: ABN3
     199 Bishopsgate
     London EC2M 3XW

For the attention of Kevin Gant
-------------------------------

                                   ---------------------------------------------
                                               Box A                      Box B
                                         Firm Shares          Open Offer Shares


                                          15,565,989                  16,434,011
                                   ---------------------------------------------

Dear Sirs

Bright Station plc (the "Company")
Placing of 270,000,000 new ordinary shares of 1p each ("New Ordinary Shares") on behalf of the Company at 5p per share (the "Issue Price") (the "Placing")

We hereby acknowledge receipt of your letter of 29 May 2001 (the "Placing Letter"), the definitions contained in which shall apply in this Form of Confirmation. We confirm that subject to and only on the basis of the terms and conditions contained therein, we irrevocably agree to subscribe for the number of New Ordinary Shares set out in Box A and in Box B (subject, in the case of Box B, to clawback from qualifying shareholders).

This Form of Confirmation is binding upon receipt by you of this form.

We understand and accept the contents of the Placing Letter and in making this confirmation give the acknowledgement and agreement required by that letter and the confirmations required by the paragraph headed "Confirmations" in that letter.

In the event of us/the funds managed or advised by us being required to take up any New Ordinary Shares in respect of our/their Placing Commitment, we agree to pay on demand the full amount due in respect of such participation in accordance with the terms of the Placing Letter.

Signed: /s/ [ILLEGIBLE SIGNATURE]                        30th May, 2001
       ----------------------------------              ----------

For and on behalf of ELECTRA QUOTED MANAGEMENT
                     --------------------------------

[LOGO OF HOARE GOVETT]                              Hoare Govett Limited
                                                    250 Bishopsgate
                                                    London EC2M 4AA
                                                    Telephone +44(0)20 7678 8000
                                                    Facsimile +44(0)20 7678 1587






STRICTLY PRIVATE AND CONFIDENTIAL

                                                        TOTAL PLACING COMMITMENT
                                           -------------------------------------
                                                     Box A                 Box B
                                               Firm Shares     Open Offer Shares


                                                 4,621,153             4,878,847
                                           -------------------------------------

                                                                     29 May 2001

Rob Giles Esq
Singer & Friedlander
21 New Street
London
EC2M 4HR


For the attention of: Rob Giles

Dear Sirs

Bright Station plc ("the Company")
Placing of 270,000,000 new ordinary shares of 1p each ("New Ordinary Shares") on behalf of the Company at 5p per share (the "Issue Price") (the "Placing")

We refer to our telephone conversation and to the recent presentation made by the Company to you in connection with the above fund raising (the
"Presentation").

It is currently proposed that 270,000,000 New Ordinary Shares will be issued in connection with a placing and open offer to raise (pound)13.5 million (gross). Under the proposed open offer (the "Open Offer"), up to 138,661,969 of the New Ordinary Shares will be offered to qualifying shareholders (the "Open Offer Shares") at the Issue Price on the basis of 4 Open Offer Shares for every 5 existing Ordinary Shares held. Accordingly, the Open Offer Shares are being conditionally placed with institutional investors by Hoare Govett as agent for the Company, subject to clawback under the Open Offer, and the remaining 131,338,031 New Ordinary Shares are being placed firm (the "Firm Shares"). The New Ordinary Shares will rank pari passu in all respects with the Company's existing ordinary shares.

It is currently proposed that a circular comprising a prospectus will be published by the Company containing further details of the Placing and Open Offer and other proposals (see below) on or before 29 June 2001 ("Circular"). The Circular will contain a notice convening an extraordinary general meeting of the Company to approve the Placing and Open Offer and related proposals ("EGM"). Application will also be made for the New Ordinary Shares to be admitted to listing on the Official List of the UK Listing Authority ("UKLA") and to trading on the London Stock Exchange's main market for listed securities ("Admission"). On the basis that the Circular is published by the above date, it is expected that Admission will become effective by no later than 23 July 2001.

[LOGO OF HOARE GOVETT]

In addition to the Placing and Open Offer, it is also proposed that:

(a) other than Mr Lomnitz, all of the current Directors will resign on Admission (Mr Lomnitz will remain as an executive Director). Messrs Jefferies (Non-executive Chairman), Hill (Chief Executive Officer), Canham (Chief Financial Officer) and Bair (non-executive Director) will be appointed to the Company's Board on Admission;

(b) the total "pool" of share options capable of being issued under the Company's share option schemes will be increased from 10 per cent, of the issued share capital from time to time to 15 per cent;

(c) the Company closes its OfficeShopper and Sparza operations, trading now having ceased;

(d) between the date of this letter and completion of the Placing and Open Offer, the Company may be required to secure a temporary credit line and or debt bridge facility, which may be provided by some or all of the existing directors, to provide cash liquidity pending completion of the Placing and Open Offer;

(e) in connection with the termination of their arrangements with the Company and the cancellation of their outstanding share options, Dan Wagner and Dave Mattey will be entitled, subject to completion of the Placing and Open Offer, to certain payments from the Company amounting to (pound)220,580 and (pound)274,337 respectively, which amounts they have agreed will be applied in paying up such number of new Ordinary Shares in the Company as equals the amount of their respective payments divided by the Issue Price;

(f) as of 31 March 2001, the Group had available cash resources of (pound)7.4 million ((pound)16.3 million at 31 December 2000). The Company announced on 2 May 2001 that they had available cash of (pound)2.9 million as at 30 April 2001.

(g) The audit report for the year ended 31 December 2000, while unqualified, contains an explanatory paragraph making reference to a fundamental uncertainty concerning the going concern basis of preparation of the financial statements being dependent upon the successful conclusion of bridge funding and the Placing and Open Offer.

We have pleasure, as agent for the Company, in now offering you the number of Firm Shares set out in Box A above and the number of Open Offer Shares set out in Box B above, (together "Placing Commitment") (free of all expenses) at the Issue Price subject to the terms and conditions in this letter and in the Form of Confirmation and to the Money Laundering Regulations 1993. The Open Offer Shares (but not the Firm Shares) will be subject to recall under the terms of the Open Offer and the right is accordingly reserved to qualifying shareholders to recall before the closing date for the Open Offer all or any of the Open Offer Shares conditionally placed with you.

This letter, the terms of which are conditional (amongst other things) on a draft press announcement ("Press Announcement") being released by the Company confirming securing Placing Commitments of (pound)13.5 million, sets out the basis on which you undertake to accept the Placing Commitment offered to you by the Company (as set out above).

The Placing Commitments shall be made on the terms of this letter and any additional terms and conditions as may be required to comply with the requirements of the City Code on Takeovers and Mergers, the Financial Services Authority acting in its capacity as the United Kingdom Listing Authority ("UKLA") and the London Stock Exchange.

[LOGO OF HOARE GOVETT]

You should note that the Placing and Open Offer is not being underwritten.

The Placing

The Circular is currently expected to be published by the Company no later than 29 June 2001. You are therefore making your decision whether or not to participate In the Placing solely on the basis of the information contained in the Presentation and in this letter. The Presentation may not have contained all Information necessary for you to make an informed assessment of the Company and its prospects. It is a term of your participation in the Placing that you accept this fact. However, your participation in the Placing will be conditional on the following:

(a) an announcement in relation to the Placing and Open Offer and related proposals being made in accordance with the Listing Rules of the UKLA ("Listing Rules");

(b) the Circular being published in accordance with the Financial Services Act 1986 ("FSA") and the Listing Rules and containing a working capital statement in accordance with 6.E.16 of the Listing Rules which is unqualified except as to Admission;

(c) the Circular (a) complying with the Listing Rules and section 146 of the FSA and (b) in Hoare Govett's reasonable opinion being and remaining until Admission accurate and not misleading in any material respect;

(d) In Hoare Govett's reasonable opinion, there being no information in or omissions from the Circular which, when taken as a whole, are materially inconsistent with the information or position contained In the Presentation;

(e) the resolutions being passed at the EGM without amendment which Hoare Govett reasonably regards as material;

(f) the resignation of all of the Company's Directors with effect from Admission (other than Mr Lomnitz who will remain as an executive director);

(g) prior to Admission, so far as Hoare Govett is aware, no order having been made or resolution passed in respect of the Company or any of its material subsidiaries for Its or their winding up or dissolution or for it or them to enter into any arrangement or composition for the benefit of creditors, or the appointment of a receiver, administrative receiver, trustee or similar officer;

(h) commitments being received by the Company (or its duly appointed agents) pursuant to the Placing for (pound)13.5 million (gross);

(i)     Admission becoming effective by no later than 31 August 2001.

Hoare Govett and the Company reserve the right to agree and extend the time for the satisfaction of any of the above conditions provided that such time may not be extended beyond 31 August 2001. In that event, we will inform you at the earliest opportunity and all subsequent dates mentioned in this letter will be adjusted appropriately.

You agree that where a condition is expressed to be subject to Hoare Govetts reasonable opinion:

(a) Hoare Govett will exercise its opinion in its absolute discretion, having regard to the Placing and Open Offer as a whole, and not to placees interests individually; and

[LOGO OF HOARE GOVETT]

(b) provided that Hoare Govett exercises its discretion in good faith, it shall not incur any liability to you whatsoever.

By signing and returning the attached Form of Confirmation, you will confirm your agreement with us, on the terms, and subject to the conditions, of this letter and subject to the Memorandum and Articles of Association of the Company, to subscribe under the Placing for the number of New Ordinary Shares set out in Boxes A and B on page 1 of this Letter at the Issue Price. Subject only to the above conditions being satisfied or waived, your Placing Commitment will be irrevocable.

CommissIons

No commission will be payable to you in respect of your participation in the Placing.

Hoare Govett will be paid a commission by the Company in relation to the Placing equal to seven per cent. of the total funds raised under the Placing and Open Offer. In order to retain cash within the Company and to align its interests with those of institutional investors who are giving Placing Commitments, Hoare Govett has agreed to take this commission principally in the form of equity at the Issue Price provided that the total number of new Ordinary Shares received by Hoare Govett shall be less than 3 per cent. of the then issued share capital of the Company, with the remainder taken in cash.

Timetable

The date the Circular is posted will determine the timetable for the Open Offer and EGM.

As soon as possible after the closing of the Open Offer, we will inform you of the amount recalled by qualifying shareholders under the Open Offer and of the number of Open Offer Shares and Firm Shares which are required to be taken up by you ("Trade Confirmation"), together with the funds payment to be made.

Please note that ABN AMRO Equities (UK) Limited will act as our execution and settlement agent. As such, all trades will be matched and settled with its CREST Participant ID 590 (five nine zero). Trade confirmations will be issued by ABN AMRO Equities (UK) Limited in the normal manner. Settlement will be free of all charges, commissions and duties.

In the event that you have any queries in respect of settlement, please call Rhys Thomas on 020 7678 7043 or Kevin Gant on 020 7678 0584.

Interest may be charged in respect of payments not received by us for value by the required time referred to above at a rate equal to the London Inter-Bank Offered Rate for seven day deposits in sterling plus five per cent. per annum as determined by us.

In the event that the conditions are not fulfilled by 31 August 2001, the Placing will not proceed and your rights and obligations under this letter shall cease and determine. In such event, all funds delivered to us pursuant to this letter will be returned to you by telegraphic transfer on your instructions or by cheque.

Confirmations

By signing and returning the Form of Confirmation, you will be confirming that, as a term of the acceptance of your Placing Commitment:

[LOGO OF HOARE GOVETT]

(a) you have entered into this commitment solely on the basis of the information contained in the Presentation and this letter and you have not relied on any other representation or warranty in reaching your decision to acquire New Ordinary Shares under your Placing Commitment;

(b) neither Hoare Govett nor the Company's sponsor, PricewaterhouseCoopers Corporate Finance, is acting for you in connection with the Placing and will not be responsible to you in respect of the Placing for providing protections afforded to their customers. In particular, you acknowledge that neither Hoare Govett nor PricewaterhouseCoopers Corporate Finance has made any recommendation to you in relation to the Placing and is not advising you with regard to the suitability or merits of the transaction or in connection with the arrangements set out In this letter. In addition, you acknowledge that you do not expect Hoare Govett or PricewaterhouseCoopers Corporate Finance to have any duties or responsibilities towards you similar or comparable to those imposed by The Securities and Futures Authority Limited's rules requiring "best execution", "suitability" and "risk warnings";

(c) that you, or each person or body on whose behalf you accept your Placing Commitment (in whole or in part) or to whom you allocate such Placing Commitment (in whole or in part) has capacity and authority to enter into and perform the terms of such commitment and that you are entitled to accept your Placing Commitment under the laws of all relevant jurisdictions which apply to you, have complied and will fully comply with all such laws in relation to your Placing Commitment (including, where applicable, the Money Laundering Regulations 1993) and have obtained all governmental and other consents which may be required in relation to your Placing Commitment;

(f) none of the New Ordinary Shares has been or will be registered under the Securities Act of 1933 of the United States (as amended) (the "Securities Act") or any of the relevant securities, laws of Canada or Australia and may not be offered, sold, taken up or delivered, directly or Indirectly, into or within the United States except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act, and you represent, warrant and undertake that unless you are taking up New Ordinary Shares pursuant to such an exemption: (i) you are not within the United States, Canada, Japan or Australia and you are not a US person or a citizen of Canada, Japan or Australia; (ii) you have not offered, sold or delivered and will not offer, soil or deliver any of the New Ordinary Shares to persons within the United States, directly or indirectly, or into Canada, Japan or Australia; (iii) neither you, your affiliates, nor any persons acting on your behalf, have engaged or will engage in any directed selling efforts with respect to the New Ordinary Shares; (iv) you are not taking up the New Ordinary Shares for resale in or into the United States, Canada, Japan or Australia; and (v) you will not distribute any offering material, directly or indirectly, in or into the United States, Canada, Japan or Australia or to any persons resident in such countries. Terms and expressions used in this paragraph have the meanings given to them by Regulation S made under the Securities Act;

(g) you will not procure the acquisition of any New Ordinary Shares by or for the account of any person with an address in Australia, Canada or Japan, you will not otter any New Ordinary Shares to any such person and you will not otherwise treat any New Ordinary Shares in any manner that would contravene any applicable Australian, Canadian, Japanese or other securities legislation;

(g) you are a person who falls within paragraph 11(3) of the Financial Services Act 1986 (Investment Advertisements)(Exemptions) Order 1996 or of the kind described in Article 8(1) of the Financial Services Act 1986 (investment Advertisements)(Exemptions)(No.2) Order 1995;

(h) all notices, remittances and documents of title are sent at your own risk;

[LOGO OF HOARE GOVETT]

(i) that to the extent you are a shareholder in Bright Station Plc, you will vote in favour of the resolutions to be put forward at the EGM to effect the proposals (as contemplated);

(j) Hoare Govett may at its absolute discretion refuse or scale back your application for a Placing Commitment by any amount it deems fit; and

(k)     that your remittance will be honoured on first presentation.

Without prejudice to any of the above undertakings, you agree that, to the extent you are or become a distributor of New Ordinary Shares (including underwriters, dealers and all other persons who receive remuneration in respect of securities sold) during the "distribution compliance period" (as such term is defined under Regulation S of the United States Securities Act of 1933 (as amended)) you will make all offers and sales of New Ordinary Shares during the "distribution compliance period" only in accordance with Regulation S or an exemption under the United States Securities Act of 1933 (as amended) or pursuant to an effective registration statement under the said act. In addition, if you shall sell New Ordinary Shares to a distributor, dealer or a person receiving a selling concession you shall procure the purchaser is subject to the same restrictions on offers and sales that apply to you.

You agree that settlement, or a series of settlements, with an aggregate value of (pound)8,500 or greater, settled by way of third party payments, for example, bankers draft, building society cheque or a cheque drawn by someone other than the placee, are liable to be subject to verification of identity requirements to comply with the Money Laundering Regulations 1993. This may involve verification of names and addresses through a reputable agency. By returning the Letter of Confirmation, you undertake to provide such evidence of identity, within such reasonable time (in each case to be determined at the discretion of Hoare Govett) as may be requested to ensure compliance with the Money Laundering Regulations 1993. If satisfactory evidence and identity has not been obtained within a reasonable time, then such settlement will not proceed any further but without prejudice to the rights of Hoare Govett or the Company to take proceedings to recover any loss suffered by any of them as a result of failing to provide satisfactory evidence. In such event the settlement monies (without interest) will be returned to the bank or building society account from which payment was made.

The presentation and any accompanying materials distributed by the Company were directed solely at persons falling within certain exemptions to section 57 of the Financial Services Act 1986 and it was not and is not intended that they should be acted upon in any way by persons who do not have professional experience in matters relating to investments and who do not fall within the relevant exemptions.

Any forward looking statements, including any projections, contained in the Presentation have not been commented or reported on by the Company's auditors and accordingly may not necessarily be on a basis which is consistent with the Company's accounting policies. Actual results may differ substantially from figures used for planning purposes only and accordingly any such forward looking projections or projections should not be relied on in any manner whatsoever.

Time is of the essence as regards obligations set out in this letter and the Letter of Confirmation.

[LOGO OF HOARE GOVETT]

This letter, the enclosed Letter of Confirmation and any contract which has been or may be entered into between you and the Company on the terms of or pursuant to this letter will be governed by and construed in accordance with English Law and you have agreed to submit to the exclusive jurisdiction of the English courts as regards any claim, dispute or matter arising out of or relating to such contract, this letter and/or the enclosed Letter of Confirmation.

Whether or not this allocation is to be split amongst several accounts, IT IS IMPERATIVE THAT THE ENCLOSED FORM OF CONFIRMATION IS COMPLETED, SIGNED AND RETURNED TO US (FOR THE ATTENTION OF KEVIN GANT) BY FACSIMILE (020 7678 1134) OR BY HAND IN RESPECT OF YOUR TOTAL PLACING COMMITMENT NOT LATER THAN 5.00 P.M. on, 30 May 2001.

Yours faithfully

/s/ [SIGNATURE ILLEGIBLE]


For and on behalf of
Hoare Govett Limited
Andrew C Chapman
Director -- Corporate Finance

[LOGO OF HOARE GOVETT]

                             FORM OF CONFIRMATION

Whether or not this allocation is to be split amongst several accounts, IT IS IMPERATIVE THAT THIS FORM IS COMPLETED, SIGNED AND RETURNED TO US FOR THE ATTENTION OF KEVIN GANT BY FACSIMILE (020 7678 1134) OR BY HAND IN RESPECT OF THE TOTAL PLACING COMMITMENT SO AS TO BE RECEIVED BY US NOT LATER THAN 5:00 P.M. ON 30 MAY 2001.

To:  Hoare Govett Limited                      Ref No.: ABN11
     199 Bishopsgate
     London EC2M 3XW

For the attention of Kevin Gant
-------------------------------

                                   ---------------------------------------------
                                               Box A                      Box B
                                         Firm Shares          Open Offer Shares


                                           4,621,153                   4,878,847
                                   ---------------------------------------------

Dear Sirs

Bright Station plc (the "Company")
Placing of 270,000,000 new ordinary shares of 1p each ("New Ordinary Shares") on behalf of the Company at 5p per share (the "Issue Price") (the "Placing")

We hereby acknowledge receipt of your letter of 29 May 2001 (the "Placing Letter"), the definitions contained in which shall apply in this Form of Confirmation. We confirm that subject to and only on the basis of the terms and conditions contained therein, we irrevocably agree to subscribe for the number of New Ordinary Shares set out in Box A and in Box B (subject, in the case of Box B, to clawback from qualifying shareholders).

This Form of Confirmation is binding upon receipt by you of this form.

We understand and accept the contents of the Placing Letter and in making this confirmation give the acknowledgement and agreement required by that letter and the confirmations required by the paragraph headed "Confirmations" in that letter.

In the event of us/the funds managed or advised by us being required to take up any New Ordinary Shares in respect of our/their Placing Commitment, we agree to pay on demand the full amount due in respect of such participation in accordance with the terms of the Placing Letter.

Signed: /s/ [ILLEGIBLE SIGNATURE]                        30/5, 2001
       ----------------------------------              ----------

For and on behalf of
                     --------------------------------

                             For and on behalf of
                             Singer & Friedlander
                             Investment Management Ltd

[LOGO OF HOARE GOVETT]

                                                    Hoare Govett Limited
                                                    250 Bishopsgate
                                                    London EC2M 4AA
                                                    Telephone +44(0)20 7678 8000
                                                    Facsimile +44(0)20 7678 1587



STRICTLY PRIVATE AND CONFIDENTIAL

                                                        TOTAL PLACING COMMITMENT
                                           -------------------------------------
                                                     Box A                 Box B
                                               Firm Shares     Open Offer Shares


                                                15,565,989            16,434,011
                                           -------------------------------------
                                                                     29 May 2001

Stuart Fraser Esq
Shell Pension Fund
Shell House
London
SE1 7NA


For the attention of: Stuart Fraser

Dear Sirs

Bright Station plc ("the Company")
Placing of 270,000,000 new ordinary shares of 1p each ("New Ordinary Shares") on behalf of the Company at 5p per share (the "Issue Price") (the "Placing")

We refer to our telephone conversation and to the recent presentation made by the Company to you in connection with the above fund raising (the
"Presentation").

It is currently proposed that 270,000,000 New Ordinary Shares will be issued in connection with a placing and open offer to raise (pound)13.5 million (gross). Under the proposed open offer (the "Open Offer"), up to 138,661,969 of the New Ordinary Shares will be offered to qualifying shareholders (the "Open Offer Shares") at the Issue Price on the basis of 4 Open Offer Shares for every 5 existing Ordinary Shares held. Accordingly, the Open Offer Shares are being conditionally placed with institutional investors by Hoare Govett as agent for the Company, subject to clawback under the Open Offer, and the remaining 131,338,031 New Ordinary Shares are being placed firm (the "Firm Shares"). The New Ordinary Shares will rank pari passu in all respects with the Company's existing ordinary shares.

It is currently proposed that a circular comprising a prospectus will be published by the Company containing further details of the Placing and Open Offer and other proposals (see below) on or before 29 June 2001 ("Circular"). The Circular will contain a notice convening an extraordinary general meeting of the Company to approve the Placing and Open Offer and related proposals ("EGM"). Application will also be made for the New Ordinary Shares to be admitted to listing on the Official List of the UK Listing Authority ("UKLA") and to trading on the London Stock Exchange's main market for listed securities ("Admission"). On the basis that the Circular is published by the above date, it is expected that Admission will become effective by no later than 23 July 2001.

[LOGO OF HOARE GOVETT]

In addition to the Placing and Open Offer, it is also proposed that:

(a) other than Mr Lomnitz, all of the current Directors will resign on Admission (Mr Lomnitz will remain as an executive Director). Messrs Jefferies (Non-executive Chairman), Hill (Chief Executive Officer), Canharn (Chief Financial Officer) and Bair (non-executive Director) will be appointed to the Companys Board on Admission;

(b) the total "pool" of share options capable of being issued under the Company's share option schemes will be increased from 10 per cent, of the issued share capital from time to time to 15 per cent;

(c) the Company closes its OfficeShopper and Sparza operations, trading now having ceased;

(d) between the date of this letter and completion of the Placing and Open Offer, the Company may be required to secure a temporary credit line and or debt bridge facility, which may be provided by some or all of the existing directors, to provide cash liquidity pending completion of the Placing and Open Offer;

(e) in connection with the termination of their arrangements with the Company and the cancellation of their outstanding share options, Dan Wagner and Dave Mattey will be entitled, subject to completion of the Placing and Open Offer, to certain payments from the Company amounting to (pound)220,580 and (pound)274,337 respectively, which amounts they have agreed will be applied in paying up such number of new Ordinary Shares in the Company as equals the amount of their respective payments divided by the Issue Price;

(f) as of 31 March 2001, the Group had available cash resources of (pound)7.4 million ((pound)16.3 million at 31 December 2000). The Company announced on 2 May 2001 that they had available cash of (pound)2.9 million as at 30 April 2001.

(g) The audit report for the year ended 31 December 2000, while unqualified, contains an explanatory paragraph making reference to a fundamental uncertainty concerning the going concern basis of preparation of the financial statements being dependent upon the successful conclusion of bridge funding and the Placing and Open Offer.

We have pleasure, as agent for the Company, in now offering you the number of Firm Shares set out in Box A above and the number of Open Offer Shares set out in Box B above, (together "Placing Commitment") (free of all expenses) at the Issue Price subject to the terms and conditions in this letter and in the Form of Confirmation and to the Money Laundering Regulations 1993. The Open Offer Shares (but not the Firm Shares) will be subject to recall under the terms of the Open Offer and the right is accordingly reserved to qualifying shareholders to recall before the closing date for the Open Offer all or any of the Open Offer Shares conditionally placed with you.

This letter, the terms of which are conditional (amongst other things) on a draft press announcement ("Press Announcement") being released by the Company confirming securing Placing Commitments of (pound)13.5 million, sets out the basis on which you undertake to accept the Placing Commitment offered to you by the Company (as set out above).

The Placing Commitments shall be made on the terms of this letter and any additional terms and conditions as may be required to comply with the requirements of the City Code on Takeovers and Mergers, the Financial Services Authority acting in its capacity as the United Kingdom Listing Authority ("UKLA") and the London Stock Exchange.

[LOGO OF HOARE GOVETT]

You should note that the Placing and Open Offer is not being underwritten.

The Placing

The Circular is currently expected to be published by the Company no later than 29 June 2001. You are therefore making your decision whether or not to participate in the Placing solely on the basis of the information contained in the Presentation and in this letter. The Presentation may not have contained all Information necessary for you to make an informed assessment of the Company and its prospects. It is a term of your participation in the Placing that you accept this fact. However, your participation in the Placing will be conditional on the following:

(a) an announcement in relation to the Placing and Open Offer and related proposals being made in accordance with the Listing Rules of the UKLA ("Listing Rules");

(b) the Circular being published in accordance with the Financial Services Act 1986 ("FSA") and the Listing Rules and containing a working capital statement in accordance with 6.E.16 of the Listing Rules which is unqualified except as to Admission;

(c) the Circular (a) complying with the Listing Rules and section 146 of the FSA and (b) in Hoare Govett's reasonable opinion being and remaining until Admission accurate and not misleading in any material respect;

(d) In Hoare Govett's reasonable opinion, there being no information in or omissions from the Circular which, when taken as a whole, are materially inconsistent with the information or position contained In the Presentation;

(e) the resolutions being passed at the EGM without amendment which Hoare Govett reasonably regards as material;

(f) the resignation of all of the Company's Directors with effect from Admission (other than Mr Lomnitz who will remain as an executive director);

(g) prior to Admission, so far as Hoare Govett is aware, no order having been made or resolution passed in respect of the Company or any of its material subsidiaries for its or their winding up or dissolution or for it or them to enter into any arrangement or composition for the benefit of creditors, or the appointment of a receiver, administrative receiver, trustee or similar officer;

(h) commitments being received by the Company (or its duly appointed agents) pursuant to the Placing for (pound)13.5 million (gross);

(i)     Admission becoming effective by no later than 31 August 2001.

Hoare Govett and the Company reserve the right to agree and extend the time for the satisfaction of any of the above conditions provided that such time may not be extended beyond 31 August 2001. In that event, we will inform you at the earliest opportunity and all subsequent dates mentioned in this letter will be adjusted appropriately.

You agree that where a condition is expressed to be subject to Hoare Govett's reasonable opinion:

(a) Hoare Govett will exercise its opinion in its absolute discretion, having regard to the Placing and Open Offer as a whole, and not to placees' interests individually; and

[LOGO OF HOARE GOVETT]

(b) provided that Hoare Govett exercises its discretion in good faith, it shall not incur any liability to you whatsoever.

By signing and returning the attached Form of Confirmation, you will confirm your agreement with us, on the terms, and subject to the conditions, of this letter and subject to the Memorandum and Articles of Association of the Company, to subscribe under the Placing for the number of New Ordinary Shares set out in Boxes A and B on page 1 of this Letter at the Issue Price. Subject only to the above conditions being satisfied or waived, your Placing Commitment will be irrevocable.

Commissions

No commission will be payable to you in respect of your participation in the Placing.

Hoare Govett will be paid a commission by the Company in relation to the Placing equal to seven per cent. of the total funds raised under the Placing and Open Offer. In order to retain cash within the Company and to align its interests with those of institutional investors who are giving Placing Commitments, Hoare Govett has agreed to take this commission principally in the form of equity at the Issue Price provided that the total number of new Ordinary Shares received by Hoare Govett shall be less than 3 per cent. of the then issued share capital of the Company, with the remainder taken in cash.

Timetable

The date the Circular is posted will determine the timetable for the Open Offer and EGM.

As soon as possible after the closing of the Open Offer, we will inform you of the amount recalled by qualifying shareholders under the Open Offer and of the number of Open Offer Shares and Firm Shares which are required to be taken up by you ("Trade Confirmation"), together with the funds payment to be made.

Please note that ABN AMRO Equities (UK) Limited will act as our execution and settlement agent. As such, all trades will be matched and settled with its CREST Participant ID 590 (five nine zero). Trade confirmations will be issued by ABN AMRO Equities (UK) Limited in the normal manner. Settlement will be free of all charges, commissions and duties.

In the event that you have any queries in respect of settlement, please call Rhys Thomas on 020 7678 7043 or Kevin Gant on 020 7678 0584.

Interest may be charged in respect of payments not received by us for value by the required time referred to above at a rate equal to the London Inter-Bank Offered Rate for seven day deposits in sterling plus five per cent. per annum as determined by us.

In the event that the conditions are not fulfilled by 31 August 2001, the Placing will not proceed and your rights and obligations under this letter shall cease and determine. In such event, all funds delivered to us pursuant to this letter will be returned to you by telegraphic transfer on your instructions or by cheque.

Confirmations

By signing and returning the Form of Confirmation, you will be confirming that, as a term of the acceptance of your Placing Commitment:

[LOGO OF HOARE GOVETT]

(a) you have entered into this commitment solely on the basis of the information contained in the Presentation and this letter and you have not relied on any other representation or warranty in reaching your decision to acquire New Ordinary Shares under your Placing Commitment;

(b) neither Hoare Govett nor the Company's sponsor, PricewaterhouseCoopers Corporate Finance, is acting for you in connection with the Placing and will not be responsible to you in respect of the Placing for providing protections afforded to their customers. In particular, you acknowledge that neither Hoare Govett nor PricewaterhouseCoopers Corporate Finance has made any recommendation to you in relation to the Placing and is not advising you with regard to the suitability or merits of the transaction or in connection with the arrangements set out in this letter. In addition, you acknowledge that you do not expect Hoare Govett or PricewaterhouseCoopers Corporate Finance to have any duties or responsibilities towards you similar or comparable to those imposed by The Securities and Futures Authority Limited's rules requiring "best execution", "suitability" and "risk warnings";

(c) that you, or each person or body on whose behalf you accept your Placing Commitment (in whole or in part) or to whom you allocate such Placing Commitment (in whole or in part) has capacity and authority to enter into and perform the terms of such commitment and that you are entitled to accept your Placing Commitment under the laws of all relevant jurisdictions which apply to you, have complied and will fully comply with all such laws in relation to your Placing Commitment (including, where applicable, the Money Laundering Regulations 1993) and have obtained all governmental and other consents which may be required in relation to your Placing Commitment;

(f) none of the New Ordinary Shares has been or will be registered under the Securities Act of 1933 of the United States (as amended) (the "Securities Act") or any of the relevant securities, laws of Canada or Australia and may not be offered, sold, taken up or delivered, directly or indirectly, into or within the United States except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act, and you represent, warrant and undertake that unless you are taking up New Ordinary Shares pursuant to such an exemption: (i) you are not within the United States, Canada, Japan or Australia and you are not a US person or a citizen of Canada, Japan or Australia; (ii) you have not offered, sold or delivered and will not offer, sell or deliver any of the New Ordinary Shares to persons within the United States, directly or indirectly, or into Canada, Japan or Australia; (iii) neither you, your affiliates, nor any persons acting on your behalf, have engaged or will engage in any directed selling efforts with respect to the New Ordinary Shares; (iv) you are not taking up the New Ordinary Shares for resale in or into the United States, Canada, Japan or Australia; and (v) you will not distribute any offering material, directly or indirectly, in or into the United States, Canada, Japan or Australia or to any persons resident in such countries. Terms and expressions used in this paragraph have the meanings given to them by Regulation S made under the Securities Act;

(g) you will not procure the acquisition of any New Ordinary Shares by or for the account of any person with an address in Australia, Canada or Japan, you will not offer any New Ordinary Shares to any such person and you will not otherwise treat any New Ordinary Shares in any manner that would contravene any applicable Australian, Canadian, Japanese or other securities legislation;

(g) you are a person who falls within paragraph 11(3) of the Financial Services Act 1986 (Investment Advertisements)(Exemptions) Order 1996 or of the kind described in Article 8(1) of the Financial Services Act 1986 (investment Advertisements)(Exemptions)(No.2) Order 1995;

(h) all notices, remittances and documents of title are sent at your own risk;

[LOGO OF HOARE GOVETT]

(i) that to the extent you are a shareholder in Bright Station Plc, you will vote in favour of the resolutions to be put forward at the EGM to effect the proposals (as contemplated);

(j) Hoare Govett may at its absolute discretion refuse or scale back your application for a Placing Commitment by any amount it deems fit; and

(k)     that your remittance will be honoured on first presentation.

Without prejudice to any of the above undertakings, you agree that, to the extent you are or become a distributor of New Ordinary Shares (including underwriters, dealers and all other persons who receive remuneration in respect of securities sold) during the "distribution compliance period" (as such term is defined under Regulation S of the United States Securities Act of 1933 (as amended)) you will make all offers and sales of New Ordinary Shares during the "distribution compliance period" only in accordance with Regulation S or an exemption under the United States Securities Act of 1933 (as amended) or pursuant to an effective registration statement under the said act. In addition, if you shall sell New Ordinary Shares to a distributor, dealer or a person receiving a selling concession you shall procure the purchaser is subject to the same restrictions on offers and sales that apply to you.

You agree that settlement, or a series of settlements, with an aggregate value of (pound)8,500 or greater, settled by way of third party payments, for example, bankers draft, building society cheque or a cheque drawn by someone other than the placee, are liable to be subject to verification of identity requirements to comply with the Money Laundering Regulations 1993. This may involve verification of names and addresses through a reputable agency. By returning the Letter of Confirmation, you undertake to provide such evidence of identity, within such reasonable time (in each case to be determined at the discretion of Hoare Govett) as may be requested to ensure compliance with the Money Laundering Regulations 1993. If satisfactory evidence and identity has not been obtained within a reasonable time, then such settlement will not proceed any further but without prejudice to the rights of Hoare Govett or the Company to take proceedings to recover any loss suffered by any of them as a result of failing to provide satisfactory evidence. In such event the settlement monies (without interest) will be returned to the bank or building society account from which payment was made.

The presentation and any accompanying materials distributed by the Company were directed solely at persons failing within certain exemptions to section 57 of the Financial Services Act 1986 and it was not and is not intended that they should be acted upon in any way by persons who do not have professional experience in matters relating to investments and who do not fall within the relevant exemptions.

Any forward looking statements, including any projections, contained in the Presentation have not been commented or reported on by the Company's auditors and accordingly may not necessarily be on a basis which is consistent with the Company's accounting policies. Actual results may differ substantially from figures used for planning purposes only and accordingly any such forward looking projections or projections should not be relied on in any manner whatsoever.

Time is of the essence as regards obligations set out in this Cotter and the Letter of Confirmation.

[LOGO OF HOARE GOVETT]

This letter, the enclosed Letter of Confirmation and any contract which has been or may be entered into between you and the Company on the terms of or pursuant to this letter will be governed by and construed in accordance with English Law and you have agreed to submit to the exclusive jurisdiction of the English courts as regards any claim, dispute or matter arising out of or relating to such contract, this letter and/or the enclosed Letter of Confirmation.

Whether or not this allocation is to be split amongst several accounts, IT IS IMPERATIVE THAT THE ENCLOSED FORM OF CONFIRMATION IS COMPLETED, SIGNED AND RETURNED TO US (FOR THE ATTENTION OF KEVIN GANT) BY FACSIMILE (020 7678 1134) OR BY HAND IN RESPECT OF YOUR TOTAL PLACING COMMITMENT NOT LATER THAN 5.00 P.M. on, 30 May 2001.

Yours faithfully

/s/ [SIGNATURE ILLEGIBLE]


For and on behalf of
Hoare Govett Limited
Andrew C Chapman
Director - Corporate Finance

[LOGO OF HOARE GOVETT]

                             FORM OF CONFIRMATION

Whether or not this allocation is to be split amongst several accounts, IT IS IMPERATIVE THAT THIS FORM IS COMPLETED, SIGNED AND RETURNED TO US FOR THE ATTENTION OF KEVIN GANT BY FACSIMILE (020 7678 1134) OR BY HAND IN RESPECT OF THE TOTAL PLACING COMMITMENT SO AS TO BE RECEIVED BY US NOT LATER THAN 5:00 P.M. ON 30 MAY 2001.

To:  Hoare Govett Limited                      Ref No.: ABN8
     199 Bishopsgate
     London EC2M 3XW

For the attention of Kevin Gant
-------------------------------

                                   ---------------------------------------------
                                               Box A                      Box B
                                         Firm Shares          Open Offer Shares


                                          15,565,989                  16,434,011
                                   ---------------------------------------------

Dear Sirs

Bright Station plc (the "Company")
Placing of 270,000,000 new ordinary shares of 1p each ("New Ordinary Shares") on behalf of the Company at 5p per share (the "Issue Price")(the "Placing")

We hereby acknowledge receipt of your letter of 23 May 2001 (the "Placing Letter"), the definitions contained in which shall apply in this Form of Confirmation. We confirm that subject to and only on the basis of the terms and conditions contained therein, we irrevocably agree to subscribe for the number of New Ordinary Shares set out in Box A and in Box B (subject, in the case of Box B, to clawback from qualifying shareholders).

This Form of Confirmation is binding upon receipt by you of this form.

We understand and accept the contents of the Placing Letter and in making this confirmation give the acknowledgement and agreement required by that letter and the confirmations required by the paragraph headed "Confirmations" in that letter.

In the event of us/the funds managed or advised by us being required to take up any New Ordinary Shares in respect of our/their Placing Commitment, we agree to pay on demand the full amount due in respect of such participation in accordance with the terms of the Placing Letter.

Signed: /s/ [ILLEGIBLE SIGNATURE]                      30th May, 2001
       ----------------------------------              --------

For and on behalf of [ILLEGIBLE]
                     ----------------------------

                                                    Hoare Govett Limited
[LOGO OF HOARE GOVETT]                              250 Bishopsgate
                                                    London EC2M 4AA
                                                    Telephone +44(0)20 7678 8000
                                                    Facsimile +44(0)20 7678 1587



STRICTLY PRIVATE AND CONFIDENTIAL

                                                        TOTAL PLACING COMMITMENT
                                         ---------------------------------------
                                                     Box A                 Box B
                                               Firm Shares     Open Offer Shares


                                                 8,755,869             9,244,131
                                         ---------------------------------------

                                                                     29 May 2001

Glen Nimmo Esq
Friends Ivory (Scotland)
1 Charlotte Square
Edinburgh
Scotland
EH2 4DZ


For the attention of: Glen Nimmo

Dear Sirs

Bright Station plc (the Company)
Placing of 270,000,000 new ordinary shares of 1p each ("New Ordinary Shares") on behalf of the Company at 5p per share (the "Issue Price") (the "Placing")

We refer to our telephone conversation and to the recent presentation made by the Company to you in connection with the above fund raising (the
"Presentation").

It is currently proposed that 270,000,000 New Ordinary Shares will be issued in connection with a placing and open offer to raise (pound)13.5 million (gross). Under the proposed open offer (the "Open Offer"), up to 138,661,969 of the New Ordinary Shares will be offered to qualifying shareholders (the "Open Offer Shares") at the Issue Price on the basis of 4 Open Offer Shares for every 5 existing Ordinary Shares held. Accordingly, the Open Offer Shares are being conditionally placed with institutional investors by Hoare Govett as agent for the Company, subject to clawback under the Open Offer, and the remaining 131,338,031 New Ordinary Shares are being placed firm (the "Firm Shares"). The New Ordinary Shares will rank pari passu in all respects with the Company's existing ordinary shares.

It is currently proposed that a circular comprising a prospectus will be published by the Company containing further details of the Placing and Open Offer and other proposals (see below) on or before 29 June 2001 ("Circular"). The Circular will contain a notice convening an extraordinary general meeting of the Company to approve the Placing and Open Offer and related proposals ("EGM"). Application will also be made for the New Ordinary Shares to be admitted to listing on the Official List of the UK Listing Authority ("UKLA") and to trading on the London Stock Exchange's main market for listed securities ("Admission"). On the basis that the Circular is published by the above date, it is expected that Admission will become effective by no later than 23 July 2001.

[LOGO OF HOARE GOVETT]

In addition to the Placing and Open Offer, it is also proposed that:

(a) other than Mr Lomnitz, all of the current Directors will resign on Admission (Mr Lomnitz will remain as an executive Director). Messrs Jefferies (Non-executive Chairman), Hill (Chief Executive Officer), Canharn (Chief Financial Officer) and Bair (non-executive Director) will be appointed to the Company's Board on Admission;

(b) the total "pool" of share options capable of being issued under the Company's share option schemes will be increased from 10 per cent of the issued share capital from time to time to 15 per cent;

(c) the Company closes its OfficeShopper and Sparza operations, trading now having ceased;

(d) between the date of this letter and completion of the Placing and Open Offer, the Company may be required to secure a temporary credit line and or debt bridge facility, which may be provided by some or all of the existing directors, to provide cash liquidity pending completion of the Placing and Open Offer;

(e) in connection with the termination of their arrangements with the Company and the cancellation of their outstanding share options, Dan Wagner and Dave Mattey will be entitled, subject to completion of the Placing and Open Offer, to certain payments from the Company amounting to (pound)220,580 and (pound)274,337 respectively, which amounts they have agreed will be applied in paying up such number of new Ordinary Shares in the Company as equals the amount of their respective payments divided by the Issue Price;

(f) as of 31 March 2001, the Group had available cash resources of (pound)7.4 million ((pound)16.3 million at 31 December 2000). The Company announced on 2 May 2001 that they had available cash of (pound)2.9 million as at 30 April 2001.

(g) The audit report for the year ended 31 December 2000, while unqualified, contains an explanatory paragraph making reference to a fundamental uncertainty concerning the going concern basis of preparation of the financial statements being dependent upon the successful conclusion of bridge funding and the Placing and Open Offer.

We have pleasure, as agent for the Company, in now offering you the number of Firm Shares set out in Box A above and the number of Open Offer Shares set out in Box B above, (together "Placing Commitment") (free of all expenses) at the Issue Price subject to the terms and conditions in this letter and in the Form of Confirmation and to the Money Laundering Regulations 1993. The Open Offer Shares (but not the Firm Shares) will be subject to recall under the terms of the Open Offer and the right is accordingly reserved to qualifying shareholders to recall before the closing date for the Open Offer all or any of the Open Offer Shares conditionally placed with you.

This letter, the terms of which are conditional (amongst other things) on a draft press announcement ("Press Announcement") being released by the Company confirming securing Placing Commitments of (pound)13.5 million, sets out the basis on which you undertake to accept the Placing Commitment offered to you by the Company (as set out above).

The Placing Commitments shall be made on the terms of this letter and any additional terms and conditions as may be required to comply with the requirements of the City Code on Takeovers and Mergers, the Financial Services Authority acting in its capacity as the United Kingdom Listing Authority ("UKLA") and the London Stock Exchange.

[LOGO OF HOARE GOVETT]

You should note that the Placing and Open Offer is not being underwritten.

The Placing

The Circular is currently expected to be published by the Company no later than 29 June 2001. You are therefore making your decision whether or not to participate in the Placing solely on the basis of the information contained in the Presentation and in this letter. The Presentation may not have contained all information necessary for you to make an informed assessment of the Company and its prospects. It is a term of your participation in the Placing that you accept this fact. However, your participation in the Placing will be conditional on the following:

(a) an announcement in relation to the Placing and Open Offer and related proposals being made in accordance with the Listing Rules of the UKLA ("Listing Rules");

(b) the Circular being published in accordance with the Financial Services Act 1986 ("FSA") and the Listing Rules and containing a working capital statement in accordance with 6.E.16 of the Listing Rules which is unqualified except as to Admission;

(c) the Circular (a) complying with the Listing Rules and section 146 of the FSA and (b) in Hoare Govett's reasonable opinion being and remaining until Admission accurate and not misleading in any material respect;

(d) In Hoare Govett's reasonable opinion, there being no information in or omissions from the Circular which, when taken as a whole, are materially inconsistent with the information or position contained in the Presentation;

(e) the resolutions being passed at the EGM without amendment which Hoare Govett reasonably regards as material;

(f) the resignation of all of the Company's Directors with effect from Admission (other than Mr Lomnitz who will remain as an executive director);

(g) prior to Admission, so far as Hoare Govett is aware, no order having been made or resolution passed in respect of the Company or any of its material subsidiaries for its or their winding up or dissolution or for it or them to enter into any arrangement or composition for the benefit of creditors, or the appointment of a receiver, administrative receiver, trustee or similar officer;

(h) commitments being received by the Company (or its duly appointed agents) pursuant to the Placing for (pound)13.5 million (gross);

(i)     Admission becoming effective by no later than 31 August 2001.

Hoare Govett and the Company reserve the right to agree and extend the time for the satisfaction of any of the above conditions provided that such time may not be extended beyond 31 August 2001. In that event, we will inform you at the earliest opportunity and all subsequent dates mentioned in this letter will be adjusted appropriately.

You agree that where a condition is expressed to be subject to Hoare Govett's reasonable opinion:

(a) Hoare Govett will exercise its opinion in its absolute discretion, having regard to the Placing and Open Offer as a whole, and not to places' interests individually; and

(b) provided that Hoare Govett exercises its discretion in good faith, it shall not incur any liability to you whatsoever.

By signing and returning the attached Form of Confirmation, you will confirm your agreement with us, on the terms, and subject to the conditions, of this letter and subject to the Memorandum and Articles of Association of the Company, to subscribe under the Placing for the number of New Ordinary Shares set out in Boxes A and B on page 1 of this Letter at the Issue Price. Subject only to the above conditions being satisfied or waived, your Placing Commitment will be irrevocable.

Commissions

No commission will be payable to you in respect of your participation in the Placing.

Hoare Govett will be paid a commission by the Company in relation to the Placing equal to seven per cent. of the total funds raised under the Placing and Open Offer. In order to retain cash within the Company and to align its interests with those of institutional investors who are giving Placing Commitments, Hoare Govett has agreed to take this commission principally in the form of equity at the Issue Price provided that the total number of new Ordinary Shares received by Hoare Govett shall be less than 3 per cent. of the then issued share capital of the Company, with the remainder taken in cash.

Timetable

The date the Circular is posted will determine the timetable for the Open Offer and EGM.

As soon as possible after the closing of the Open Offer, we will inform you of the amount recalled by qualifying shareholders under the Open Offer and of the number of Open Offer Shares and Firm Shares which are required to be taken up by you ("Trade Confirmation"), together with the funds payment to be made.

Please note that ABN AMRO Equities (UK) Limited will act as our execution and settlement agent. As such, all trades will be matched and settled with its CREST Participant ID 590 (five nine zero). Trade confirmations will be issued by ABN AMRO Equities (UK) Limited in the normal manner. Settlement will be free of all charges, commissions and duties.

In the event that you have any queries in respect of settlement, please call Rhys Thomas on 020 7678 7043 or Kevin Gant on 020 7678 0584.

Interest may be charged in respect of payments not received by us for value by the required time referred to above at a rate equal to the London Inter-Bank Offered Rate for seven day deposits in sterling plus five per cent. per annum as determined by us.

In the event that the conditions are not fulfilled by 31 August 2001, the Placing will not proceed and your rights and obligations under this letter shall cease and determine. In such event, all funds delivered to us pursuant to this letter will be returned to you by telegraphic transfer on your instructions or by cheque.

Confirmations

By signing and returning the Form of Confirmation, you will be confirming that, as a term of the acceptance of your Placing Commitment:

[HOARE GOVETT]

(a) you have entered into this commitment solely on the basis of the information contained in the Presentation and this letter and you have not relied on any other representation or warranty in reaching your decision to acquire New Ordinary Shares under your Placing Commitment;

(b) neither Hoare Govett nor the Company's sponsor, PricewaterhouseCoopers Corporate Finance, is acting for you in connection with the Placing and will not be responsible to you in respect of the Placing for providing protections afforded to their customers. In particular, you acknowledge that neither Hoare Govett nor PricewaterhouseCoopers Corporate Finance has made any recommendation to you in relation to the Placing and is not advising you with regard to the suitability or merits of the transaction or in connection with the arrangements set out in this letter. In addition, you acknowledge that you do not expect Hoare Govett or PricewaterhouseCoopers Corporate Finance to have any duties or responsibilities towards you similar or comparable to those imposed by The Securities and Futures Authority Limited's rules requiring "best execution", "suitability" and "risk warnings";

(c) that you, or each person or body on whose behalf you accept your Placing Commitment (In whole or in part) or to whom you allocate such Placing Commitment (in whole or in part) has capacity and authority to enter into and perform the terms of such commitment and that you are entitled to accept your Placing Commitment under the laws of all relevant jurisdictions which apply to you, have complied and will fully comply with all such laws in relation to your Placing Commitment (including, where applicable, the Money Laundering Regulations 1993) and have obtained all governmental and other consents which may be required in relation to your Placing Commitment;

(f) none of the New Ordinary Shares has been or will be registered under the Securities Act of 1933 of the United States (as amended) (the "Securities Act") or any of the relevant securities, laws of Canada or Australia and may not be offered, sold, taken up or delivered, directly or indirectly, into or within the United States except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act, and you represent, warrant and undertake that unless you are taking up New Ordinary Shares pursuant to such an exemption: (i) you are not within the United States, Canada, Japan or Australia and you are not a US person or a citizen of Canada, Japan or Australia; (ii) you have not offered, sold or delivered and will not offer, sell or deliver any of the New Ordinary Shares to persons within the United States, directly or indirectly, or into Canada, Japan or Australia; (iii) neither you, your affiliates, nor any persons acting on your behalf, have engaged or will engage in any directed selling efforts with respect to the New Ordinary Shares; (iv) you are not taking up the New Ordinary Shares for resale in or into the United States, Canada, Japan or Australia; and (v) you will not distribute any offering material, directly or indirectly, in or into the United States, Canada, Japan or Australia or to any persons resident in such countries. Terms and expressions used in this paragraph have the meanings given to them by Regulation S made under the Securities Act;

(g) you will not procure the acquisition of any New Ordinary Shares by or for the account of any person with an address in Australia, Canada or Japan, you will not offer any New Ordinary Shares to any such person and you will not otherwise treat any New Ordinary Shares in any manner that would contravene any applicable Australian, Canadian, Japanese or other securities legislation;

(g) you are a person who falls within paragraph 11(3) of the Financial Services Act 1986 (Investment Advertisements)(Exemptions) Order 1996 or of the kind described in Article 8(1) of the Financial Services Act 1986 (investment Advertisements)(Exemptions)(No.2) Order 1995;

(h) all notices, remittances and documents of title are sent at your own risk;

[HOARE GOVETT]

(i) that to the extent you are a shareholder in Bright Station Plc, you will vote in favour of the resolutions to be put forward at the EGM to effect the proposals (as contemplated);

(j) Hoare Govett may at its absolute discretion refuse or scale back your application for a Placing Commitment by any amount it deems fit; and

(k)     that your remittance will be honoured on first presentation.

Without prejudice to any of the above undertakings, you agree that, to the extent you are or become a distributor of New Ordinary Shares (including underwriters, dealers and all other persons who receive remuneration in respect of securities sold) during the "distribution compliance period" (as such term is defined under Regulation S of the United States Securities Act of 1933 (as amended) you will make all offers and sales of New Ordinary Shares during the "distribution compliance period" only in accordance with Regulation S or an exemption under the United States Securities Act of 1933 (as amended) or pursuant to an effective registration statement under the said act. In addition, if you shall sell New Ordinary Shares to a distributor, dealer or a person receiving a selling concession you shall procure the purchaser is subject to the same restrictions on offers and sales that apply to you.

You agree that settlement, or a series of settlements, with an aggregate value of (pound)8,500 or greater, settled by way of third party payments, for example, bankers draft, building society cheque or a cheque drawn by someone other than the place, are liable to be subject to verification of identity requirements to comply with the Money Laundering Regulations 1993. This may involve verification of names and addresses through a reputable agency. By returning the Letter of Confirmation, you undertake to provide such evidence of identity, within such reasonable time (in each case to be determined at the discretion of Hoare Govett) as may be requested to ensure compliance with the Money Laundering Regulations 1993. If satisfactory evidence and identity has not been obtained within a reasonable time, then such settlement will not proceed any further but without prejudice to the rights of Hoare Govett or the Company to take proceedings to recover any loss suffered by any of them as a result of failing to provide satisfactory evidence. In such event the settlement monies (without interest) will be returned to the bank or building society account from which payment was made.

The presentation and any accompanying materials distributed by the Company were directed solely at persons falling within certain exemptions to section 57 of the Financial Services Act 1986 and it was not and is not intended that they should be acted upon in any way by persons who do not have professional experience in matters relating to investments and who do not fall within the relevant exemptions.

Any forward looking statements, including any projections, contained in the Presentation have not been commented or reported on by the Company's auditors and accordingly may not necessarily be on a basis which is consistent with the Company's accounting policies. Actual results may differ substantially from figures used for planning purposes only and accordingly any such forward looking projections or projections should not be relied on in any manner whatsoever.

Time is of the essence as regards obligations set out in this letter and the Letter of Confirmation.

[LOGO OF HOARE GOVETT]


This letter, the enclosed Letter of Confirmation and any contract which has been or may be entered into between you and the Company on the terms of or pursuant to this letter will be governed by and construed in accordance with English Law and you have agreed to submit to the exclusive jurisdiction of the English courts as regards any claim, dispute or matter arising out of or relating to such contract, this letter and/or the enclosed Letter of Confirmation.

Whether or not this allocation is to be split amongst several accounts, IT IS IMPERATIVE THAT THE ENCLOSED FORM OF CONFIRMATION IS COMPLETED, SIGNED AND RETURNED TO US (FOR THE ATTENTION OF KEVIN GANT) BY FACSIMILE (020 7678 1134) OR BY HAND IN RESPECT OF YOUR TOTAL PLACING COMMITMENT NOT LATER THAN 5.00 P.M. on, 30 May 2001.

Yours faithfully


/s/ Andrew C Chapman

For and on behalf of
Hoare Govett Limited
Andrew C Chapman
Director - Corporate Finance

[LOGO OF HOARE GOVETT]

                             FORM OF CONFIRMATION

Whether or not this allocation is to be split amongst several accounts, IT IS IMPERATIVE THAT THIS FORM IS COMPLETED, SIGNED AND RETURNED TO US FOR THE ATTENTION OF KEVIN GANT BY FACSIMILE (020 7678 1134) OR BY HAND IN RESPECT OF THE TOTAL PLACING COMMITMENT SO AS TO BE RECEIVED BY US NOT LATER THAN 5:00 P.M. ON 30 MAY 2001.

To:  Hoare Govett Limited                      Ref No.: ABN5
     199 Bishopsgate
     London EC2M 3XW

For the attention of Kevin Gant
-------------------------------

                                   ---------------------------------------------
                                               Box A                      Box B
                                         Firm Shares          Open Offer Shares


                                           8,755,388                   8,244,131
                                   ---------------------------------------------

Dear Sirs

Bright Station plc (the "Company")
Placing of 270,000,000 new ordinary shares of 1p each ("New Ordinary Shares") on behalf of the Company at 5p per share (the "Issue Price")
(the "Placing")

We hereby acknowledge receipt of your letter of 23 May 2001 (the "Placing Letter"), the definitions contained in which shall apply in this Form of Confirmation. We confirm that subject to and only on the basis of the terms and conditions contained therein, we irrevocably agree to subscribe for the number of New Ordinary Shares set out in Box A and in Box B (subject, in the case of Box B, to clawback from qualifying shareholders).

This Form of Confirmation is binding upon receipt by you of this form.

We understand and accept the contents of the Placing Letter and in making this confirmation give the acknowledgement and agreement required by that letter and the confirmations required by the paragraph headed "Confirmations" in that letter.

In the event of us/the funds managed or advised by us being required to take up any New Ordinary Shares in respect of our/their Placing Commitment, we agree to pay on demand the full amount due in respect of such participation in accordance with the terms of the Placing Letter.

Signed: /s/ [ILLEGIBLE SIGNATURE]                        30th May, 2001
       ----------------------------------                --------

For and on behalf of [ILLEGIBLE]
                     ----------------------------

[LOGO OF HOARE GOVETT]


                                                    Hoare Govett Limited
                                                    250 Bishopsgate
                                                    London EC2M 4AA
                                                    Telephone +44(0)20 7678 8000
                                                    Facsimile +44(0)20 7678 1587





STRICTLY PRIVATE AND CONFIDENTIAL

                                                        TOTAL PLACING COMMITMENT
                                          --------------------------------------
                                                     Box A                 Box B
                                               Firm Shares     Open Offer Shares


                                                 4,864,371             5,135,629
                                          --------------------------------------

                                                                     29 May 2001

David Taylor Esq
HSBC
6 Bevis Marks
London
EC3A 7JQ


For the attention of: David Taylor

Dear Sirs

Bright Station plc (the "Company")
Placing of 270,000,000 new ordinary shares of 1p each ("New Ordinary Shares") on behalf of the Company at 5p per share (the "Issue Price") (the "Placing")

We refer to our telephone conversation and to the recent presentation made by the Company to you in connection with the above fund raising (the
"Presentation").

It is currently proposed that 270,000,000 New Ordinary Shares will be issued in connection with a placing and open offer to raise (pound)13.5 million (gross). Under the proposed open offer (the "Open Offer"), up to 138,661,969 of the New Ordinary Shares will be offered to qualifying shareholders (the "Open Offer Shares") at the Issue Price on the basis of 4 Open Offer Shares for every 5 existing Ordinary Shares held. Accordingly, the Open Offer Shares are being conditionally placed with institutional investors by Hoare Govett as agent for the Company, subject to clawback under the Open Offer, and the remaining 131,338,031 New Ordinary Shares are being placed firm (the "Firm Shares"). The New Ordinary Shares will rank pari passu in all respects with the Company's existing ordinary shares.

It is currently proposed that a circular comprising a prospectus will be published by the Company containing further details of the Placing and Open Offer and other proposals (see below) on or before 29 June 2001 ("Circular"). The Circular will contain a notice convening an extraordinary general meeting of the Company to approve the Placing and Open Offer and related proposals ("EGM"). Application will also be made for the New Ordinary Shares to be admitted to listing on the Official List of the UK Listing Authority ("UKLA") and to trading on the London Stock Exchange's main market for listed securities ("Admission"). On the basis that the Circular is published by the above date, it is expected that Admission will become effective by no later than 23 July 2001.

[LOGO OF HOARE GOVETT]

In addition to the Placing and Open Offer, it is also proposed that:

(a) other than Mr Lomnitz, all of the current Directors will resign on Admission (Mr Lomnitz will remain as an executive Director). Messrs Jefferies (Non-executive Chairman), Hill (Chief Executive Officer), Canham (Chief Financial Officer) and Bair (non-executive Director) will be appointed to the Company's Board on Admission;

(b) the total "pool" of share options capable of being issued under the Company's share option schemes will be increased from 10 per cent. of the issued share capital from time to time to 15 per cent;

(c) the Company closes its OfficeShopper and Sparza operations, trading now having ceased;

(d) between the date of this letter and completion of the Placing and Open Offer, the Company may be required to secure a temporary credit line and or debt bridge facility, which may be provided by some or all of the existing directors, to provide cash liquidity pending completion of the Placing and Open Offer;

(e) in connection with the termination of their arrangements with the Company and the cancellation of their outstanding share options, Dan Wagner and Dave Mattey will be entitled, subject to completion of the Placing and Open Offer, to certain payments from the Company amounting to (pound)220,580 and (pound)274,337 respectively, which amounts they have agreed will be applied in paying up such number of new Ordinary Shares in the Company as equals the amount of their respective payments divided by the Issue Price;

(f) as of 31 March 2001, the Group had available cash resources of (pound)7.4 million ((pound)16.3 million at 31 December 2000). The Company announced on 2 May 2001 that they had available cash of (pound)2.9 million as at 30 April 2001.

(g) The audit report for the year ended 31 December 2000, while unqualified, contains an explanatory paragraph making reference to a fundamental uncertainty concerning the going concern basis of preparation of the financial statements being dependent upon the successful conclusion of bridge funding and the Placing and Open Offer.

We have pleasure, as agent for the Company, in now offering you the number of Firm Shares set out in Box A above and the number of Open Offer Shares set out in Box B above, (together "Placing Commitment") (free of all expenses) at the Issue Price subject to the terms and conditions in this letter and in the Form of Confirmation and to the Money Laundering Regulations 1993. The Open Offer Shares (but not the Firm Shares) will be subject to recall under the terms of the Open Offer and the right is accordingly reserved to qualifying shareholders to recall before the closing date for the Open Offer all or any of the Open Offer Shares conditionally placed with you.

This letter, the terms of which are conditional (amongst other things) on a draft press announcement ("Press Announcement") being released by the Company confirming securing Placing Commitments of (pound)13.5 million, sets out the basis on which you undertake to accept the Placing Commitment offered to you by the Company (as set out above).

The Placing Commitments shall be made on the terms of this letter and any additional terms and conditions as may be required to comply with the requirements of the City Code on Takeovers and Mergers, the Financial Services Authority acting in its capacity as the United Kingdom Listing Authority ("UKLA") and the London Stock Exchange.

[LOGO OF HOARE GOVETT]

You should note that the Placing and Open Offer is not being underwritten.

The Placing

The Circular is currently expected to be published by the Company no later than 29 June 2001. You are therefore making your decision whether or not to participate in the Placing solely on the basis of the information contained in the Presentation and in this letter. The Presentation may not have contained all information necessary for you to make an informed assessment of the Company and its prospects. It is a term of your participation in the Placing that you accept this fact. However, your participation in the Placing will be conditional on the following:

(a) an announcement in relation to the Placing and Open Offer and related proposals being made in accordance with the Listing Rules of the UKLA ("Listing Rules");

(b) the Circular being published in accordance with the Financial Services Act 1986 ("FSA") and the Listing Rules and containing a working capital statement in accordance with 6.E.16 of the Listing Rules which is unqualified except as to Admission;

(c) the Circular (a) complying with the Listing Rules and section 146 of the FSA and (b) in Hoare Govett's reasonable opinion being and remaining until Admission accurate and not misleading in any material respect;

(d) In Hoare Govett's reasonable opinion, there being no information in or omissions from the Circular which, when taken as a whole, are materially inconsistent with the information or position contained in the Presentation;

(e) the resolutions being passed at the EGM without amendment which Hoare Govett reasonably regards as material;

(f) the resignation of all of the Company's Directors with effect from Admission (other than Mr Lomnitz who will remain as an executive director);

(g) prior to Admission, so far as Hoare Govett is aware, no order having been made or resolution passed in respect of the Company or any of its material subsidiaries for its or their winding up or dissolution or for it or them to enter into any arrangement or composition for the benefit of creditors, or the appointment of a receiver, administrative receiver, trustee or similar officer;

(h) commitments being received by the Company (or its duly appointed agents) pursuant to the Placing for (pound)13.5 million (gross);

(i)     Admission becoming effective by no later than 31 August 2001.

Hoare Govett and the Company reserve the right to agree and extend the time for the satisfaction of any of the above conditions provided that such time may not be extended beyond 31 August 2001. In that event, we will inform you at the earliest opportunity and all subsequent dates mentioned in this letter will be adjusted appropriately.

You agree that where a condition is expressed to be subject to Hoare Govett's reasonable opinion:

(a) Hoare Govett will exercise its opinion in its absolute discretion, having regard to the Placing and Open Offer as a whole, and not to placees' interests individually; and

[LOGO OF HOARE GOVETT]

(b) provided that Hoare Govett exercises its discretion in good faith, it shall not incur any liability to you whatsoever.

By signing and returning the attached Form of Confirmation, you will confirm your agreement with us, on the terms, and subject to the conditions, of this letter and subject to the Memorandum and Articles of Association of the Company, to subscribe under the Placing for the number of New Ordinary Shares set out in Boxes A and B on page 1 of this Letter at the Issue Price. Subject only to the above conditions being satisfied or waived, your Placing Commitment will be irrevocable.

Commissions

No commission will be payable to you in respect of your participation in the Placing.

Hoare Govett will be paid a commission by the Company in relation to the Placing equal to seven per cent. of the total funds raised under the Placing and Open Offer. In order to retain cash within the Company and to align its interests with those of institutional investors who are giving Placing Commitments, Hoare Govett has agreed to take this commission principally in the form of equity at the Issue Price provided that the total number of new Ordinary Shares received by Hoare Govett shall be less than 3 per cent. of the then issued share capital of the Company, with the remainder taken in cash.

Timetable

The date the Circular is posted will determine the timetable for the Open Offer and EGM.

As soon as possible after the closing of the Open Offer, we will inform you of the amount recalled by qualifying shareholders under the Open Offer and of the number of Open Offer Shares and Firm Shares which are required to be taken up by you ("Trade Confirmation"), together with the funds payment to be made.

Please note that ABN AMRO Equities (UK) Limited will act as our execution and settlement agent. As such, all trades will be matched and settled with its CREST Participant ID 590 (five nine zero). Trade confirmations will be issued by ABN AMRO Equities (UK) Limited in the normal manner. Settlement will be free of all charges, commissions and duties.

In the event that you have any queries in respect of settlement, please call Rhys Thomas on 020 7678 7043 or Kevin Gant on 020 7678 0584.

Interest may be charged in respect of payments not received by us for value by the required time referred to above at a rate equal to the London Inter-Bank Offered Rate for seven day deposits in sterling plus five per cent. per annum as determined by us.

In the event that the conditions are not fulfilled by 31 August 2001, the Placing will not proceed and your rights and obligations under this letter shall cease and determine. In such event, all funds delivered to us pursuant to this letter will be returned to you by telegraphic transfer on your instructions or by cheque.

Confirmations

By signing and returning the Form of Confirmation, you will be confirming that, as a term of the acceptance of your Placing Commitment:

[LOGO OF HOARE GOVETT]


(a) you have entered into this commitment solely on the basis of the information contained in the Presentation and this letter and you have not relied on any other representation or warranty in reaching your decision to acquire New Ordinary Shares under your Placing Commitment;

(b) neither Hoare Govett nor the Company's sponsor, PricewaterhouseCoopers Corporate Finance, is acting for you in connection with the Placing and will not be responsible to you in respect of the Placing for providing protections afforded to their customers. In particular, you acknowledge that neither Hoare Govett nor PricewaterhouseCoopers Corporate Finance has made any recommendation to you in relation to the Placing and is not advising you with regard to the suitability or merits of the transaction or in connection with the arrangements set out in this letter. In addition, you acknowledge that you do not expect Hoare Govett or PricewaterhouseCoopers Corporate Finance to have any duties or responsibilities towards you similar or comparable to those imposed by The Securities and Futures Authority Limited's rules requiring "best execution", "suitability" and "risk warnings";

(c) that you, or each person or body on whose behalf you accept your Placing Commitment (in whole or in part) or to whom you allocate such Placing Commitment (in whole or in part) has capacity and authority to enter into and perform the terms of such commitment and that you are entitled to accept your Placing Commitment under the laws of all relevant jurisdictions which apply to you, have complied and will fully comply with all such laws in relation to your Placing Commitment (including, where applicable, the Money Laundering Regulations 1993) and have obtained all governmental and other consents which may be required in relation to your Placing Commitment;

(f) none of the New Ordinary Shares has been or will be registered under the Securities Act of 1933 of the United States (as amended) (the "Securities Act") or any of the relevant securities, laws of Canada or Australia and may not be offered, sold, taken up or delivered, directly or indirectly, into or within the United States except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act, and you represent, warrant and undertake that unless you are taking up New Ordinary Shares pursuant to such an exemption: (i) you are not within the United States, Canada, Japan or Australia and you are not a US person or a citizen of Canada, Japan or Australia; (ii) you have not offered, sold or delivered and will not offer, sell or deliver any of the New Ordinary Shares to persons within the United States, directly or indirectly, or into Canada, Japan or Australia; (iii) neither you, your affiliates, nor any persons acting on your behalf, have engaged or will engage in any directed selling efforts with respect to the New Ordinary Shares; (iv) you are not taking up the New Ordinary Shares for resale in or into the United States, Canada, Japan or Australia; and (v) you will not distribute any offering material, directly or indirectly, in or into the United States, Canada, Japan or Australia or to any persons resident in such countries. Terms and expressions used in this paragraph have the meanings given to them by Regulation S made under the Securities Act;

(g) you will not procure the acquisition of any New Ordinary Shares by or for the account of any person with an address in Australia, Canada or Japan, you will not offer any New Ordinary Shares to any such person and you will not otherwise treat any New Ordinary Shares in any manner that would contravene any applicable Australian, Canadian, Japanese or other securities legislation;

(g) you are a person who falls within paragraph 11(3) of the Financial Services Act 1986 (Investment Advertisements)(Exemptions) Order 1996 or of the kind described in Article 8(1) of the Financial Services Act 1986 (Investment Advertisements)(Exemptions)(No.2) Order 1995;

(h) all notices, remittances and documents of title are sent at your own risk;

[LOGO OF HOARE GOVETT]

(i) that to the extent you are a shareholder in Bright Station Plc, you will vote in favour of the resolutions to be put forward at the EGM to effect the proposals (as contemplated);

(j) Hoare Gcvett may at its absolute discretion refuse or scale back your application for a Placing Commitment by any amount it deems fit; and

(k)     that your remittance will be honoured on first presentation.

Without prejudice to any of the above undertakings, you agree that, to the extent you are or become a distributor of New Ordinary Shares (including underwriters, dealers and all other persons who receive remuneration in respect of securities sold) during the "distribution compliance period" (as such term is defined under Regulation S of the United States Securities Act of 1933 (as amended)) you will make all offers and sales of New Ordinary Shares during the "distribution compliance period" only in accordance with Regulation S or an exemption under the United States Securities Act of 1933 (as amended) or pursuant to an effective registration statement under the said act. In addition, if you shall sell New Ordinary Shares to a distributor, dealer or a person receiving a selling concession you shall procure the purchaser is subject to the same restrictions on offers and sales that apply to you.

You agree that settlement, or a series of settlements, with an aggregate value of (pound)8,500 or greater, settled by way of third party payments, for example, bankers draft, building society cheque or a cheque drawn by someone other than the placee, are liable to be subject to verification of identity requirements to comply with the Money Laundering Regulations 1993. This may involve verification of names and addresses through a reputable agency. By returning the Letter of Confirmation, you undertake to provide such evidence of identity, within such reasonable time (in each case to be determined at the discretion of Hoare Govett) as may be requested to ensure compliance with the Money Laundering Regulations 1993. If satisfactory evidence and identity has not been obtained within a reasonable time, then such settlement will not proceed any further but without prejudice to the rights of Hoare Govett or the Company to take proceedings to recover any loss suffered by any of them as a result of failing to provide satisfactory evidence. In such event the settlement monies (without interest) will be returned to the bank or building society account from which payment was made.

The presentation and any accompanying materials distributed by the Company were directed solely at persons falling within certain exemptions to section 57 of the Financial Services Act 1986 and it was not and is not intended that they should be acted upon in any way by persons who do not have professional experience in matters relating to investments and who do not fall within the relevant exemptions.

Any forward looking statements, including any projections, contained in the Presentation have not been commented or reported on by the Company's auditors and accordingly may not necessarily be on a basis which is consistent with the Company's accounting policies. Actual results may differ substantially from figures used for planning purposes only and accordingly any such forward looking projections or projections should not be relied on in any manner whatsoever.

Time is of the essence as regards obligations set out in this letter and the Letter of Confirmation.

[LOGO OF HOARE GOVETT]

This letter, the enclosed Letter of Confirmation and any contract which has been or may be entered into between you and the Company on the terms of or pursuant to this letter will be governed by and construed in accordance with English Law and you have agreed to submit to the exclusive jurisdiction of the English courts as regards any claim, dispute or matter arising out of or relating to such contract, this letter and/or the enclosed Letter of Confirmation.

Whether or not this allocation is to be split amongst several accounts, IT IS IMPERATIVE THAT THE ENCLOSED FORM OF CONFIRMATION IS COMPLETED, SIGNED AND RETURNED TO US (FOR THE ATTENTION OF KEVIN GANT) BY FACSIMILE (020 7678 1134) OR BY HAND IN RESPECT OF YOUR TOTAL PLACING COMMITMENT NOT LATER THAN 5.00 P.M. on, 30 May 2001.

Yours faithfully

/s/ [SIGNATURE ILLEGIBLE]


For and on behalf of
Hoare Govett Limited
Andrew C Chapman
Director - Corporate Finance

[LOGO OF HOARE GOVETT]

                             FORM OF CONFIRMATION

Whether or not this allocation is to be split amongst several accounts, IT IS IMPERATIVE THAT THIS FORM IS COMPLETED, SIGNED AND RETURNED TO US FOR THE ATTENTION OF KEVIN GANT BY FACSIMILE (020 7678 1134) OR BY HAND IN RESPECT OF THE TOTAL PLACING COMMITMENT SO AS TO BE RECEIVED BY US NOT LATER THAN 5:00 P.M. ON 30 MAY 2001.

To:  Hoare Govett Limited                      Ref No.: ABN4
     199 Bishopsgate
     London EC2M 3XW

For the attention of Kevin Gant
-------------------------------

                                   ---------------------------------------------
                                               Box A                      Box B
                                         Firm Shares          Open Offer Shares


                                           4,864,371                   5,135,629
                                   ---------------------------------------------

Dear Sirs

Bright Station plc (the "Company")
Placing of 270,000,000 new ordinary shares of 1p each ("New Ordinary Shares") on behalf of the Company at 5p per share (the "Issue Price")(the "Placing")

We hereby acknowledge receipt of your letter of 23 May 2001 (the "Placing Letter"), the definitions contained in which shall apply in this Form of Confirmation. We confirm that subject to and only on the basis of the terms and conditions contained therein, we irrevocably agree to subscribe for the number of New Ordinary Shares set out in Box A and in Box B (subject, in the case of Box B, to clawback from qualifying shareholders).

This Form of Confirmation is binding upon receipt by you of this form.

We understand and accept the contents of the Placing Letter and in making this confirmation give the acknowledgement and agreement required by that letter and the confirmations required by the paragraph headed "Confirmations" in that letter.

In the event of us/the funds managed or advised by us being required to take up any New Ordinary Shares in respect of our/their Placing Commitment, we agree to pay on demand the full amount due in respect of such participation in accordance with the terms of the Placing Letter.

Signed: /s/ [ILLEGIBLE SIGNATURE]                        30th May, 2001
       ----------------------------------                --------

For and on behalf of HSBC Asset Management Europe.
                     ----------------------------

[LOGO OF HOARE GOVETT]

                                                    Hoare Govett Limited
                                                    250 Bishopsgate
                                                    London EC2M 4AA
                                                    Telephone +44(0)20 7678 8000
                                                    Facsimile +44(0)20 7678 1587



STRICTLY PRIVATE AND CONFIDENTIAL

                                                        TOTAL PLACING COMMITMENT
                                           -------------------------------------
                                                     Box A                 Box B
                                               Firm Shares     Open Offer Shares


                                                 2,432,186             2,567,814
                                           -------------------------------------
                                                                     29 May 2001

Katie Potts
Herald Investment Trust
12 Charterhouse Square
London
EC1M 6AX


For the attention of: Katie Potts

Dear Sirs

Bright Station plc (the "Company")
Placing of 270,000,000 new ordinary shares of 1p each ("New Ordinary Shares") on behalf of the Company at 5p per share (the "Issue Price") (the "Placing")

We refer to our telephone conversation and to the recent presentation made by the Company to you in connection with the above fund raising (the
"Presentation").

It is currently proposed that 270,000,000 New Ordinary Shares will be issued in connection with a placing and open offer to raise (pound)13.5 million (gross). Under the proposed open offer (the "Open Offer"), up to 138,661,969 of the New Ordinary Shares will be offered to qualifying shareholders (the "Open Offer Shares") at the Issue Price on the basis of 4 Open Offer Shares for every 5 existing Ordinary Shares held. Accordingly, the Open Offer Shares are being conditionally placed with institutional investors by Hoare Govett as agent for the Company, subject to clawback under the Open Offer, and the remaining 131,338,031 New Ordinary Shares are being placed firm (the "Firm Shares"). The New Ordinary Shares will rank pari passu in all respects with the Company's existing ordinary shares.

It is currently proposed that a circular comprising a prospectus will be published by the Company containing further details of the Placing and Open Offer and other proposals (see below) on or before 29 June 2001 ("Circular"). The Circular will contain a notice convening an extraordinary general meeting of the Company to approve the Placing and Open Offer and related proposals ("EGM"). Application will also be made for the New Ordinary Shares to be admitted to listing on the Official List of the UK Listing Authority ("UKLA") and to trading on the London Stock Exchange's main market for listed securities ("Admission"). On the basis that the Circular is published by the above date, it is expected that Admission will become effective by no later than 23 July 2001.

[LOGO OF HOARE GOVETT]

In addition to the Placing and Open Offer, it is also proposed that:

(a) other than Mr Lomnitz, all of the current Directors will resign on Admission (Mr Lomnitz will remain as an executive Director). Messrs Jefferies (Non-executive Chairman), Hill (Chief Executive Officer), Canham (Chief Financial Officer) and Bair (non-executive Director) will be appointed to the Company's Board on Admission;

(b) the total "pool" of share options capable of being issued under the Company's share option schemes will be increased from 10 per cent. of the issued share capital from time to time to 15 per cent;

(c) the Company closes its OfficeShopper and Sparza operations, trading now having ceased;

(d) between the date of this letter and completion of the Placing and Open Offer, the Company may be required to secure a temporary credit line and or debt bridge facility, which may be provided by some or all of the existing directors, to provide cash liquidity pending completion of the Placing and Open Offer;

(e) in connection with the termination of their arrangements with the Company and the cancellation of their outstanding share options, Dan Wagner and Dave Mattey will be entitled, subject to completion of the Placing and Open Offer, to certain payments from the Company amounting to (pound)220,580 and (pound)274,337 respectively, which amounts they have agreed will be applied in paying up such number of new Ordinary Shares in the Company as equals the amount of their respective payments divided by the Issue Price;

(f) as of 31 March 2001, the Group had available cash resources of (pound)7.4 million ((pound)16.3 million at 31 December 2000). The Company announced on 2 May 2001 that they had available cash of (pound)2.9 million as at 30 April 2001.

(g) The audit report for the year ended 31 December 2000, while unqualified, contains an explanatory paragraph making reference to a fundamental uncertainty concerning the going concern basis of preparation of the financial statements being dependent upon the successful conclusion of bridge funding and the Placing and Open Offer.

We have pleasure, as agent for the Company, in now offering you the number of Firm Shares set out in Box A above and the number of Open Offer Shares set out in Box B above, (together "Placing Commitment") (free of all expenses) at the Issue Price subject to the terms and conditions in this letter and in the Form of Confirmation and to the Money Laundering Regulations 1993. The Open Offer Shares (but not the Firm Shares) will be subject to recall under the terms of the Open Offer and the right is accordingly reserved to qualifying shareholders to recall before the closing date for the Open Offer all or any of the Open Offer Shares conditionally placed with you.

This letter, the terms of which are conditional (amongst other things) on a draft press announcement ("Press Announcement") being released by the Company confirming securing Placing Commitments of (pound)13.5 million, sets out the basis on which you undertake to accept the Placing Commitment offered to you by the Company (as set out above).

The Placing Commitments shall be made on the terms of this letter and any additional terms and conditions as may be required to comply with the requirements of the City Code on Takeovers and Mergers, the Financial Services Authority acting in its capacity as the United Kingdom Listing Authority ("UKLA") and the London Stock Exchange.

[LOGO OF HOARE GOVETT]

You should note that the Placing and Open Offer is not being underwritten.

The Placing

The Circular is currently expected to be published by the Company no later than 29 June 2001. You are therefore making your decision whether or not to participate in the Placing solely on the basis of the information contained in the Presentation and in this letter. The Presentation may not have contained all information necessary for you to make an informed assessment of the Company and its prospects. It is a term of your participation in the Placing that you accept this fact. However, your participation in the Placing will be conditional on the following:

(a) an announcement in relation to the Placing and Open Offer and related proposals being made in accordance with the Listing Rules of the UKLA ("Listing Rules");

(b) the Circular being published in accordance with the Financial Services Act 1986 ("FSA") and the Listing Rules and containing a working capital statement in accordance with 6.E.16 of the Listing Rules which is unqualified except as to Admission;

(c) the Circular (a) complying with the Listing Rules and section 146 of the FSA and (b) in Hoare Govetts reasonable opinion being and remaining until Admission accurate and not misleading in any material respect;

(d) in Hoare Govett's reasonable opinion, there being no information in or omissions from the Circular which, when taken as a whole, are materially inconsistent with the information or position contained in the Presentation;

(e) the resolutions being passed at the EGM without amendment which Hoare Govett reasonably regards as material;

(f) the resignation of all of the Company's Directors with effect from Admission (other than Mr Lomnitz who will remain as an executive director);

(g) prior to Admission, so far as Hoare Govett is aware, no order having been made or resolution passed in respect of the Company or any of its material subsidiaries for its or their winding up or dissolution or for it or them to enter into any arrangement or composition for the benefit of creditors, or the appointment of a receiver, administrative receiver, trustee or similar officer;

(h) commitments being received by the Company (or its duly appointed agents) pursuant to the Placing for (pound)13.5 million (gross);

(i)     Admission becoming effective by no later than 31 August 2001.

Hoare Govett and the Company reserve the right to agree and extend the time for the satisfaction of any of the above conditions provided that such time may not be extended beyond 31 August 2001. In that event, we will inform you at the earliest opportunity and all subsequent dates mentioned in this letter will be adjusted appropriately.

You agree that where a condition is expressed to be subject to Hoare Govett's reasonable opinion:

(a) Hoare Govett will exercise its opinion in its absolute discretion, having regard to the Placing and Open Offer as a whole, and not to placees' interests individually; and

[LOGO OF HOARE GOVETT]

(b) provided that Hoare Govett exercises its discretion in good faith, it shall not incur any liability to you whatsoever.

By signing and returning the attached Form of Confirmation, you will confirm your agreement with us, on the terms, and subject to the conditions, of this letter and subject to the Memorandum and Articles of Association of the Company, to subscribe under the Placing for the number of New Ordinary Shares set out in Boxes A and B on page 1 of this letter at the Issue Price. Subject only to the above conditions being satisfied or waived, your Placing Commitment will be irrevocable.

Commissions

No commission will be payable to you in respect of your participation in the Placing.

Hoare Govett will be paid a commission by the Company in relation to the Placing equal to seven per cent. of the total funds raised under the Placing and Open Offer. In order to retain cash within the Company and to align its interests with those of institutional investors who are giving Placing Commitments, Hoare Govett has agreed to take this commission principally in the form of equity at the Issue Price provided that the total number of new Ordinary Shares received by Hoare Govett shall be less than 3 per cent. of the then issued share capital of the Company, with the remainder taken in cash.

Timetable

The date the Circular is posted will determine the timetable for the Open Offer and EGM.

As soon as possible after the closing of the Open Offer, we will inform you of the amount recalled by qualifying shareholders under the Open Offer and of the number of Open Offer Shares and Firm Shares which are required to be taken up by you ("Trade Confirmation"), together with the funds payment to be made.

Please note that ABN AMRO Equities (UK) Limited will act as our execution and settlement agent. As such, all trades will be matched and settled with its CREST Participant ID 590 (five nine zero). Trade confirmations will be issued by ABN AMRO Equities (UK) Limited in the normal manner. Settlement will be free of all charges, commissions and duties.

In the event that you have any queries in respect of settlement, please call Rhys Thomas on 020 7678 7043 or Kevin Gant on 020 7678 0584.

Interest may be charged in respect of payments not received by us for value by the required time referred to above at a rate equal to the London Inter-Bank Offered Rate for seven day deposits in sterling plus five per cent. per annum as determined by us.

In the event that the conditions are not fulfilled by 31 August 2001, the Placing will not proceed and your rights and obligations under this letter shall cease and determine. In such event, all funds delivered to us pursuant to this letter will be returned to you by telegraphic transfer on your instructions or by cheque.

Confirmations

By signing and returning the Form of Confirmation, you will be confirming that, as a term of the acceptance of your Placing Commitment:

[LOGO OF HOARE GOVETT]

(a) you have entered into this commitment solely on the basis of the information contained in the Presentation and this letter and you have not relied on any other representation or warranty in reaching your decision to acquire New Ordinary Shares under your Placing Commitment;

(b) neither Hoare Govett nor the Company's sponsor, PricewaterhouseCoopers Corporate Finance, is acting for you in connection with the Placing and will not be responsible to you in respect of the Placing for providing protections afforded to their customers. In particular, you acknowledge that neither Hoare Govett nor PricewaterhouseCoopers Corporate Finance has made any recommendation to you in relation to the Placing and is not advising you with regard to the suitability or merits of the transaction or in connection with the arrangements set out in this letter. In addition, you acknowledge that you do not expect Hoare Govett or PricewaterhouseCoopers Corporate Finance to have any duties or responsibilities towards you similar or comparable to those imposed by The Securities and Futures Authority Limited's rules requiring "best execution", "suitability" and "risk warnings";

(c) that you, or each person or body on whose behalf you accept your Placing Commitment (in whole or in part) or to whom you allocate such Placing Commitment (in whole or in part) has capacity and authority to enter into and perform the terms of such commitment and that you are entitled to accept your Placing Commitment under the laws of all relevant jurisdictions which apply to you, have complied and will fully comply with all such laws in relation to your Placing Commitment (including, where applicable, the Money Laundering Regulations 1993) and have obtained all governmental and other consents which may be required in relation to your Placing Commitment;

(f) none of the New Ordinary Shares has been or will be registered under the Securities Act of 1933 of the United States (as amended) (the "Securities Act") or any of the relevant securities, laws of Canada or Austraila and may not be offered, sold, taken up or delivered, directly or Indirectly, into or within the United States except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act, and you represent, warrant and undertake that unless you are taking up New Ordinary Shares pursuant to such an exemption: (i) you are not within the United States, Canada, Japan or Australia and you are not a US person or a citizen of Canada, Japan or Australia; (ii) you have not offered, sold or delivered and will not offer, sell or deliver any of the New Ordinary Shares to persons within the United States, directly or indirectly, or into Canada, Japan or Australia; (iii) neither you, your affiliates, nor any persons acting on your behalf, have engaged or will engage in any directed selling efforts with respect to the New Ordinary Shares; (iv) you are not taking up the New Ordinary Shares for resale in or into the United States, Canada, Japan or Australia; and (v) you will not distribute any offering material, directly or indirectly, in or into the United States, Canada, Japan or Australia or to any persons resident in such countries. Terms and expressions used in this paragraph have the meanings given to them by Regulation S made under the Securities Act;

(g) you will not procure the acquisition of any New Ordinary Shares by or for the account of any person with an address in Australia, Canada or Japan, you will not otter any New Ordinary Shares to any such person and you will not otherwise treat any New Ordinary Shares in any manner that would contravene any applicable Australian, Canadian, Japanese or other securities legislation;

(g) you are a person who falls within paragraph 11(3) of the Financial Services Act 1986 (Investment Advertisements)(Exemptions) Order 1996 or of the kind described in Article 8(1) of the Financial Services Act 1986 (Investment Advertisements)(Exemptions)(No.2) Order 1995;

(h) all notices, remittances and documents of title are sent at your own risk;

[LOGO OF HOARE GOVETT]

(i) that to the extent you are a shareholder in Bright Station Plc, you will vote in favour of the resolutions to be put forward at the EGM to effect the proposals (as contemplated);

(j) Hoare Govett may at its absolute discretion refuse or scale back your application for a Placing Commitment by any amount it deems fit; and

(k)     that your remittance will be honoured on first presentation.

Without prejudice to any of the above undertakings, you agree that, to the extent you are or become a distributor of New Ordinary Shares (including underwriters, dealers and all other persons who receive remuneration in respect of securities sold) during the "distribution compliance period" (as such term Is defined under Regulation S of the United States Securities Act of 1933 (as amended)) you will make all offers and sales of New Ordinary Shares during the "distribution compliance period" only in accordance with Regulation S or an exemption under the United States Securities Act of 1933 (as amended) or pursuant to an effective registration statement under the said act. In addition, if you shall sell New Ordinary Shares to a distributor, dealer or a person receiving a selling concession you shall procure the purchaser is subject to the same restrictions on offers and sales that apply to you.

You agree that settlement, or a series of settlements, with an aggregate value of (pound)8,500 or greater, settled by way of third party payments, for example, bankers draft, building society cheque or a cheque drawn by someone other than the placee, are liable to be subject to verification of identity requirements to comply with the Money Laundering Regulations 1993. This may Involve verification of names and addresses through a reputable agency. By returning the Letter of Confirmation, you undertake to provide such evidence of identity, within such reasonable time (in each case to be determined at the discretion of Hoare Govett) as may be requested to ensure compliance with the Money Laundering Regulations 1993. If satisfactory evidence and identity has not been obtained within a reasonable time, then such settlement will not proceed any further but without prejudice to the rights of Hoare Govett or the Company to take proceedings to recover any loss suffered by any of them as a result of failing to provide satisfactory evidence. In such event the settlement monies (without interest) will be returned to the bank or building society account from which payment was made.

The presentation and any accompanying materials distributed by the Company were directed solely at persons falling within certain exemptions to section 57 of the Financial Services Act 1986 and it was not and is not intended that they should be acted upon in any way by persons who do not have professional experience in matters relating to investments and who do not fall within the relevant exemptions.

Any forward looking statements, including any projections, contained in the Presentation have not been commented or reported on by the Companys auditors and accordingly may not necessarily be on a basis which is consistent with the Companys accounting policies. Actual results may differ substantially from figures used for planning purposes only and accordingly any such forward looking projections or projections should not be relied on in any manner whatsoever.

Time is of the essence as regards obligations set out in this letter and the Letter of Confirmation.

[LOGO OF HOARE GOVETT]

This letter, the enclosed Letter of Confirmation and any contract which has been or may be entered into between you and the Company on the terms of or pursuant to this letter will be governed by and construed in accordance with English Law and you have agreed to submit to the exclusive jurisdiction of the English courts as regards any claim, dispute or matter arising out of or relating to such contract, this letter and/or the enclosed Letter of Confirmation.

Whether or not this allocation is to be split amongst several accounts, IT IS IMPERATIVE THAT THE ENCLOSED FORM OF CONFIRMATION IS COMPLETED, SIGNED AND RETURNED TO US (FOR THE ATTENTION OF KEVIN GANT) BY FACSIMILE (020 7678 1134) OR BY HAND IN RESPECT OF YOUR TOTAL PLACING COMMITMENT NOT LATER THAN 5.00 P.M. on, 30 May 2001.

Yours faithfully

/s/ [SIGNATURE ILLEGIBLE]

For and on behalf of
Hoare Govett Limited
Andrew C Chapman
Director - Corporate Finance

[LOGO OF HOARE GOVETT]

                             FORM OF CONFIRMATION

Whether or not this allocation is to be split amongst several accounts, IT IS IMPERATIVE THAT THIS FORM IS COMPLETED, SIGNED AND RETURNED TO US FOR THE ATTENTION OF KEVIN GANT BY FACSIMILE (020 7678 1134) OR BY HAND IN RESPECT OF THE TOTAL PLACING COMMITMENT SO AS TO BE RECEIVED BY US NOT LATER THAN 5:00 P.M. ON 30 MAY 2001.

To:  Hoare Govett Limited                      Ref No.: ABN13
     199 Bishopsgate
     London EC2M 3XW

For the attention of Kevin Gant
-------------------------------

                                   ---------------------------------------------
                                               Box A                      Box B
                                         Firm Shares          Open Offer Shares


                                           2,432,186                   2,567,814
                                   ---------------------------------------------

Dear Sirs

Bright Station plc (the "Company")
Placing of 270,000,000 new ordinary shares of 1p each ("New Ordinary Shares") on behalf of the Company at 5p per share (the "Issue Price")(the "Placing")

We hereby acknowledge receipt of your letter of 23 May 2001 (the "Placing Letter"), the definitions contained in which shall apply in this Form of Confirmation. We confirm that subject to and only on the basis of the terms and conditions contained therein, we irrevocably agree to subscribe for the number of New Ordinary Shares set out in Box A and in Box B (subject, in the case of Box B, to clawback from qualifying shareholders).

This Form of Confirmation is binding upon receipt by you of this form.

We understand and accept the contents of the Placing Letter and in making this confirmation give the acknowledgement and agreement required by that letter and the confirmations required by the paragraph headed "Confirmations" in that letter.

In the event of us/the funds managed or advised by us being required to take up any New Ordinary Shares in respect of our/their Placing Commitment, we agree to pay on demand the full amount due in respect of such participation in accordance with the terms of the Placing Letter.

Signed: /s/ [ILLEGIBLE SIGNATURE]                        30th May, 2001
       ----------------------------------                --------

For and on behalf of HERALD INVESTMENT TRUST PLC
                     ----------------------------

[LOGO OF HOARE GOVETT]

                                                    Hoare Govett Limited
                                                    250 Bishopsgate
                                                    London EC2M 4AA
                                                    Telephone +44(0)20 7678 8000
                                                    Facsimile +44(0)20 7678 1587






STRICTLY PRIVATE AND CONFIDENTIAL

                                                        TOTAL PLACING COMMITMENT
                                          --------------------------------------
                                                     Box A                 Box B
                                               Firm Shares     Open Offer Shares


                                                24,321,858            25,678,142
                                          --------------------------------------

                                                                     29 May 2001

Mark Bradshaw Esq
Bradshaw Asset Management
30 St James Street
London
SW1A 1HB


For the attention of: Mark Bradshaw

Dear Sirs

Bright Station plc (the "Company")
Placing of 270,000,000 new ordinary shares of 1p each ("New Ordinary Shares") on behalf of the Company at 5p per share (the "Issue Price") (the "Placing")

We refer to our telephone conversation and to the recent presentation made by the Company to you in connection with the above fund raising (the
"Presentation").

It is currently proposed that 270,000,000 New Ordinary Shares will be issued in connection with a placing and open offer to raise (pound)13.5 million (gross). Under the proposed open offer (the "Open Offer"), up to 138,661,969 of the New Ordinary Shares will be offered to qualifying shareholders (the "Open Offer Shares") at the Issue Price on the basis of 4 Open Offer Shares for every 5 existing Ordinary Shares held. Accordingly, the Open Offer Shares are being conditionally placed with institutional investors by Hoare Govett as agent for the Company, subject to clawback under the Open Offer, and the remaining 131,338,031 New Ordinary Shares are being placed firm (the "Firm Shares"). The New Ordinary Shares will rank pari passu in all respects with the Company's existing ordinary shares.

It is currently proposed that a circular comprising a prospectus will be published by the Company containing further details of the Placing and Open Offer and other proposals (see below) on or before 29 June 2001 ("Circular"). The Circular will contain a notice convening an extraordinary general meeting of the Company to approve the Placing and Open Offer and related proposals ("EGM"). Application will also be made for the New Ordinary Shares to be admitted to listing on the Official List of the UK Listing Authority ("UKLA") and to trading on the London Stock Exchange's main market for listed securities ("Admission"). On the basis that the Circular is published by the above date, it is expected that Admission will become effective by no later than 23 July 2001.


               Regulated by The Securities and Futures Authority
        Registered Office: As above, Registered in England No. 2026375

[LOGO OF HOARE GOVETT]


In addition to the Placing and Open Offer, it is also proposed that:

(a) other than Mr Lomnitz, all of the current Directors will resign on Admission (Mr Lomnitz will remain as an executive Director). Messrs Jetferies (Non-executive Chairman), Hill (Chief Executive Officer), Canharn (Chief Financial Officer) and Bair (non-executive Director) will be appointed to the Companys Board on Admission;

(b) the total "pool" of share options capable of being issued under the Company's share option schemes will be increased from 10 per cent. of the issued share capital from time to time to 15 per cent;

(c) the Company closes its OfficeShopper and Sparza operations, trading now having ceased;

(d) between the date of this letter and completion of the Placing and Open Offer, the Company may be required to secure a temporary credit line and or debt bridge facility, which may be provided by some or all of the existing directors, to provide cash liquidity pending completion of the Placing and Open Offer;

(e) in connection with the termination of their arrangements with the Company and the cancellation of their outstanding share options, Dan Wagner and Dave Mattey will be entitled, subject to completion of the Placing and Open Offer, to certain payments from the Company amounting to (pound)220,580 and (pound)274,337 respectively, which amounts they have agreed will be applied in paying up such number of new Ordinary Shares in the Company as equals the amount of their respective payments divided by the Issue Price;

(f) as of 31 March 2001, the Group had available cash resources of (pound)7.4 million ((pound)16.3 million at 31 December 2000). The Company announced on 2 May 2001 that they had available cash of (pound)2.9 million as at 30 April 2001.

(g) The audit report for the year ended 31 December 2000, while unqualified, contains an explanatory paragraph making reference to a fundamental uncertainty concerning the going concern basis of preparation of the financial statements being dependent upon the successful conclusion of bridge funding and the Placing and Open Offer.

We have pleasure, as agent for the Company, in now offering you the number of Firm Shares set out in Box A above and the number of Open Offer Shares set out in Box B above, (together "Placing Commitment") (free of all expenses) at the Issue Price subject to the terms and conditions in this letter and in the Form of Confirmation and to the Money Laundering Regulations 1993. The Open Offer Shares (but not the Firm Shares) will be subject to recall under the terms of the Open Offer and the right is accordingly reserved to qualifying shareholders to recall before the closing date for the Open Offer all or any of the Open Offer Shares conditionally placed with you.

This letter, the terms of which are conditional (amongst other things) on a draft press announcement ("Press Announcement") being released by the Company confirming securing Placing CommItments of (pound)13.5 million, sets out the basis on which you undertake to accept the Placing Commitment offered to you by the Company (as set out above).

The Placing Commitments shall be made on the terms of this letter and any additional terms and conditions as may be required to comply with the requirements of the City Code on Takeovers and Mergers, the Financial Services Authority acting in its capacity as the United Kingdom Listing Authority ("UKLA") and the London Stock Exchange.

[LOGO OF HOARE GOVETT]


You should note that the Placing and Open Offer is not being underwritten.

The Placing

The Circular is currently expected to be published by the Company no later than 29 June 2001. You are therefore making your decision whether or not to participate In the Placing solely on the basis of the information contained in the Presentation and in this letter. The Presentation may not have contained all Information necessary for you to make an informed assessment of the Company and its prospects. It is a term of your participation in the Placing that you accept this fact. However, your participation in the Placing will be conditional on the following:

(a) an announcement in relation to the Placing and Open Offer and related proposals being made in accordance with the Listing Rules of the UKLA (Listing Rules);

(b) the Circular being published in accordance with the Financial Services Act 1986 ("FSA) and the Listing Rules and containing a working capital statement in accordance with 6.E.16 of the Listing Rules which is unqualified except as to Admission;

(c) the Circular (a) complying with the Listing Rules and section 146 of the FSA and (b) in Hoare Govett's reasonable opinion being and remaining until Admission accurate and not misleading in any material respect;

(d) In Hoare Govett's reasonable opinion, there being no information in or omissions from the Circular which, when taken as a whole, are materially inconsistent with the information or position contained In the Presentation;

(e) the resolutions being passed at the EGM without amendment which Hoare Govett reasonably regards as material;

(f) the resignation of all of the Company's Directors with effect from Admission (other than Mr Lomnitz who will remain as an executive director);

(g) prior to Admission, so far as Hoare Govett is aware, no order having been made or resolution passed in respect of the Company or any of its material subsidiaries for its or their winding up or dissolution or for it or them to enter into any arrangement or composition for the benefit of creditors, or the appointment of a receiver, administrative receiver, trustee or similar officer;

(h) commitments being received by the Company (or its duly appointed agents) pursuant to the Placing for (pound)13.5 million (gross);

(i)     Admission becoming effective by no later than 31 August 2001.

Hoare Govett and the Company reserve the right to agree and extend the time for the satisfaction of any of the above conditions provided that such time may not be extended beyond 31 August 2001. In that event, we will inform you at the earliest opportunity and all subsequent dates mentioned in this letter will be adjusted appropriately.

You agree that where a condition is expressed to be subject to Hoare Govett's reasonable opinion:

(a) Hoare Govett will exercise its opinion in its absolute discretion, having regard to the Placing and Open Offer as a whole, and not to placees' interests individually; and

[LOGO OF HOARE GOVETT]


(b) provided that Hoare Govett exercises its discretion in good faith, it shall not incur any liability to you whatsoever.

By signing and returning the attached Form of Confirmation, you will confirm your agreement with us, on the terms, and subject to the conditions, of this letter and subject to the Memorandum and Articles of Association of the Company, to subscribe under the Placing for the number of New Ordinary Shares set out in Boxes A and B on page 1 of this Letter at the Issue Price. Subject only to the above conditions being satisfied or waived, your Placing Commitment will be irrevocable.

Commissions

No commission will be payable to you in respect of your participation in the Placing.

Hoare Govett will be paid a commission by the Company in relation to the Placing equal to seven per cent. of the total funds raised under the Placing and Open Offer. In order to retain cash within the Company and to align its interests with those of institutional investors who are giving Placing Commitments, Hoare Govett has agreed to take this commission principally in the form of equity at the Issue Price provided that the total number of new Ordinary Shares received by Hoare Govett shall be less than 3 per cent. of the then issued share capital of the Company, with the remainder taken in cash.

Timetable

The date the Circular is posted will determine the timetable for the Open Offer and EGM.

As soon as possible after the closing of the Open Offer, we will inform you of the amount recalled by qualifying shareholders under the Open Offer and of the number of Open Offer Shares and Firm Shares which are required to be taken up by you ("Trade Confirmation"), together with the funds payment to be made.

Please note that ABN AMRO Equities (UK) Limited will act as our execution and settlement agent. As such, all trades will be matched and settled with its CREST Participant ID 590 (five nine zero). Trade confirmations will be issued by ABN AMRO Equities (UK) Limited in the normal manner. Settlement will be free of all charges, commissions and duties.

In the event that you have any queries in respect of settlement, please call Rhys Thomas on 020 7678 7043 or Kevin Gant on 020 7678 0584.

Interest may be charged in respect of payments not received by us for value by the required time referred to above at a rate equal to the London Inter-Bank Offered Rate for seven day deposits in sterling plus five per cent. per annum as determined by us.

In the event that the conditions are not fulfilled by 31 August 2001, the Placing will not proceed and your rights and obligations under this letter shall cease and determine. In such event, all funds delivered to us pursuant to this letter will be returned to you by telegraphic transfer on your instructions or by cheque.

Confirmations

By signing and returning the Form of Confirmation, you will be confirming that, as a term of the acceptance of your Placing Commitment:

[LOGO OF HOARE GOVETT]


(a) you have entered into this commitment solely on the basis of the information contained in the Presentation and this letter and you have not relied on any other representation or warranty in reaching your decision to acquire New Ordinary Shares under your Placing Commitment;

(b) neither Hoare Govett nor the Company's sponsor, PricewaterhouseCoopers Corporate Finance, is acting for you in connection with the Placing and will not be responsible to you in respect of the Placing for providing protections afforded to their customers. In particular, you acknowledge that neither Hoare Govett nor PricewaterhouseCoopers Corporate Finance has made any recommendation to you in relation to the Placing and is not advising you with regard to the suitability or merits of the transaction or in connection with the arrangements set out in this letter. In addition, you acknowledge that you do not expect Hoare Govett or PricewaterhouseCoopers Corporate Finance to have any duties or responsibilities towards you similar or comparable to those imposed by The Securities and Futures Authority Limited's rules requiring "best execution", "suitability" and "risk warnings";

(c) that you, or each person or body on whose behalf you accept your Placing Commitment (in whole or in part) or to whom you allocate such Placing Commitment (in whole or in part) has capacity and authority to enter into and perform the terms of such commitment and that you are entitled to accept your Placing Commitment under the laws of all relevant jurisdictions which apply to you, have complied and will fully comply with all such laws in relation to your Placing Commitment (including, where applicable, the Money Laundering Regulations 1993) and have obtained all governmental and other consents which may be required in relation to your Placing Commitment;

(f) none of the New Ordinary Shares has been or will be registered under the Securities Act of 1933 of the United States (as amended) (the "Securities Act) or any of the relevant securities, laws of Canada or Australia and may not be offered, sold, taken up or delivered, directly or indirectly, into or within the United States except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act, and you represent, warrant and undertake that unless you are taking up New Ordinary Shares pursuant to such an exemption: (i) you are not within the United States, Canada, Japan or Australia and you are not a US person or a citizen of Canada, Japan or Australia; (ii) you have not offered, sold or delivered and will not offer, soil or deliver any of the New Ordinary Shares to persons within the United States, directly or indirectly, or into Canada, Japan or Australia; (iii) neither you, your affiliates, nor any persons acting on your behalf, have engaged or will engage in any directed selling efforts with respect to the New Ordinary Shares; (iv) you are not taking up the New Ordinary Shares for resale in or into the United States, Canada, Japan or Australia; and (v) you will not distribute any offering material, directly or indirectly, in or into the United States, Canada, Japan or Australia or to any persons resident in such countries. Terms and expressions used in this paragraph have the meanings given to them by Regulation S made under the Securities Act;

(g) you will not procure the acquisition of any New Ordinary Shares by or for the account of any person with an address in Australia, Canada or Japan, you will not otter any New Ordinary Shares to any such person and you will not otherwise treat any New Ordinary Shares in any manner that would contravene any applicable Australian, Canadian, Japanese or other securities legislation;

(g) you are a person who falls within paragraph 11(3) of the Financial Services Act 1986 (Investment Advertisements)(Exemptions) Order 1996 or of the kind described in Article 8(1) of the Financial Services Act 1986 (investment Advertisements)(Exemptions)(No.2) Order 1995;

(h) all notices, remittances and documents of title are sent at your own risk;

[LOGO OF HOARE GOVETT]


(i) that to the extent you are a shareholder in Bright Station Plc, you will vote in favour of the resolutions to be put forward at the EGM to effect the proposals (as contemplated);

(j) Hoare Gcvett may at its absolute discretion refuse or scale back your application for a Placing Commitment by any amount it deems fit; and

(k)     that your remittance will be honoured on first presentation.

Without prejudice to any of the above undertakings, you agree that, to the extent you are or become a distributor of New Ordinary Shares (including underwriters, dealers and all other persons who receive remuneration in respect of securities sold) during the "distribution compliance period" (as such term is defined under Regulation S of the United States Securities Act of 1933 (as amended)) you will make all offers and sales of New Ordinary Shares during the "distribution compliance period" only in accordance with Regulation S or an exemption under the United States Securities Act of 1933 (as amended) or pursuant to an effective registration statement under the said act. In addition, if you shall sell New Ordinary Shares to a distributor, dealer or a person receiving a selling concession you shall procure the purchaser is subject to the same restrictions on offers and sales that apply to you.

You agree that settlement, or a series of settlements, with an aggregate value of (pound)8,500 or greater, settled by way of third party payments, for example, bankers draft, building society cheque or a cheque drawn by someone other than the placee, are liable to be subject to verification of identity requirements to comply with the Money Laundering Regulations 1993. This may involve verification of names and addresses through a reputable agency. By returning the Letter of Confirmation, you undertake to provide such evidence of identity, within such reasonable time (in each case to be determined at the discretion of Hoare Govett) as may be requested to ensure compliance with the Money Laundering Regulations 1993. If satisfactory evidence and identity has not been obtained within a reasonable time, then such settlement will not proceed any further but without prejudice to the rights of Hoare Govett or the Company to take proceedings to recover any loss suffered by any of them as a result of failing to provide satisfactory evidence. In such event the settlement monies (without interest) will be returned to the bank or building society account from which payment was made.

The presentation and any accompanying materials distributed by the Company were directed solely at persons failing within certain exemptions to section 57 of the Financial Services Act 1986 and it was not and is not intended that they should be acted upon in any way by persons who do not have professional experience in matters relating to investments and who do not fall within the relevant exemptions.

Any forward looking statements, including any projections, contained in the Presentation have not been commented or reported on by the Companys auditors and accordingly may not necessarily be on a basis which is consistent with the Companys accounting policies. Actual results may differ substantially from figures used for planning purposes only and accordingly any such forward looking projections or projections should not be relied on in any manner whatsoever.

Time is of the essence as regards obligations set out in this Cotter and the Letter of Confirmation.

[LOGO OF HOARE GOVETT]

This letter, the enclosed Letter of Confirmation and any contract which has been or may be entered into between you and the Company on the terms of or pursuant to this letter will be governed by and construed in accordance with English Law and you have agreed to submit to the exclusive jurisdiction of the English courts as regards any claim, dispute or matter arising out of or relating to such contract, this letter and/or the enclosed Letter of Confirmation.

Whether or not this allocation is to be split amongst several accounts, IT IS IMPERATIVE THAT THE ENCLOSED FORM OF CONFIRMATION IS COMPLETED, SIGNED AND RETURNED TO US (FOR THE ATTENTION OF KEVIN GANT) BY FACSIMILE (020 7678 1134) OR BY HAND IN RESPECT OF YOUR TOTAL PLACING COMMITMENT NOT LATER THAN 5.00 P.M. on, 30 May 2001.

Yours faithfully

/s/ [SIGNATURE ILLEGIBLE]



For and on behalf of
Hoare Govett Limited
Andrew C Chapman
Director - Corporate Finance

[LOGO OF HOARE GOVETT]

                             FORM OF CONFIRMATION

Whether or not this allocation is to be split amongst several accounts, IT IS IMPERATIVE THAT THIS FORM IS COMPLETED, SIGNED AND RETURNED TO US FOR THE ATTENTION OF KEVIN GANT BY FACSIMILE (020 7678 1134) OR BY HAND IN RESPECT OF THE TOTAL PLACING COMMITMENT SO AS TO BE RECEIVED BY US NOT LATER THAN 5:00 P.M. ON 30 MAY 2001.

To:  Hoare Govett Limited                      Ref No.: ABN14
     199 Bishopsgate
     London EC2M 3XW

For the attention of Kevin Gant
-------------------------------

                                   ---------------------------------------------
                                               Box A                      Box B
                                         Firm Shares          Open Offer Shares


                                          24,321,858                  26,678,142
                                   ---------------------------------------------

Dear Sirs

Bright Station plc (the "Company")
Placing of 270,000,000 new ordinary shares of 1p each ("New Ordinary Shares") on behalf of the Company at 5p per share (the "Issue Price")(the "Placing")

We hereby acknowledge receipt of your letter of 23 May 2001 (the "Placing Letter"), the definitions contained in which shall apply in this Form of Confirmation. We confirm that subject to and only on the basis of the terms and conditions contained therein, we irrevocably agree to subscribe for the number of New Ordinary Shares set out in Box A and in Box B (subject, in the case of Box B, to clawback from qualifying shareholders).

This Form of Confirmation is binding upon receipt by you of this form.

We understand and accept the contents of the Placing Letter and in making this confirmation give the acknowledgement and agreement required by that letter and the confirmations required by the paragraph headed "Confirmations" in that letter.

In the event of us/the funds managed or advised by us being required to take up any New Ordinary Shares in respect of our/their Placing Commitment, we agree to pay on demand the full amount due in respect of such participation in accordance with the terms of the Placing Letter.

Signed: /s/ [ILLEGIBLE SIGNATURE]                        30th May, 2001
       ----------------------------------                --------

For and on behalf of [ILLEGIBLE]
                     ----------------------------

[LOGO OF HOARE GOVETT]

                                                    Hoare Govett Limited
                                                    250 Bishopsgate
                                                    London EC2M 4AA
                                                    Telephone +44(0)20 7678 8000
                                                    Facsimile +44(0)20 7678 1587






STRICTLY PRIVATE AND CONFIDENTIAL

                                                        TOTAL PLACING COMMITMENT
                                           -------------------------------------
                                                     Box A                 Box B
                                               Firm Shares     Open Offer Shares


                                                 5,837,246             6,162,754
                                           -------------------------------------
                                                                     29 May 2001

Robert Sanders Esq
Smith & Williamson
1 Riding House Street
London
W1A 3AS

For the attention of: Robert Sanders

Dear Sirs

Bright Station plc (the "Company")
Placing of 270,000,000 new ordinary shares of 1p each ("New Ordinary Shares") on behalf of the Company at 5p per share (the "Issue Price") (the "Placing")

We refer to our telephone conversation and to the recent presentation made by the Company to you in connection with the above fund raising (the
"Presentation").

It is currently proposed that 270,000,000 New Ordinary Shares will be issued in connection with a placing and open offer to raise (pound)13.5 million (gross). Under the proposed open offer (the "Open Offer"), up to 138,661,969 of the New Ordinary Shares will be offered to qualifying shareholders (the "Open Offer Shares") at the Issue Price on the basis of 4 Open Offer Shares for every 5 existing Ordinary Shares held. Accordingly, the Open Offer Shares are being conditionally placed with institutional investors by Hoare Govett as agent for the Company, subject to clawback under the Open Offer, and the remaining 131,338,031 New Ordinary Shares are being placed firm (the "Firm Shares"). The New Ordinary Shares will rank pari passu in all respects with the Company's existing ordinary shares.

It is currently proposed that a circular comprising a prospectus will be published by the Company containing further details of the Placing and Open Offer and other proposals (see below) on or before 29 June 2001 ("Circular"). The Circular will contain a notice convening an extraordinary general meeting of the Company to approve the Placing and Open Offer and related proposals ("EGM"). Application will also be made for the New Ordinary Shares to be admitted to listing on the Official List of the UK Listing Authority ("UKLA") and to trading on the London Stock Exchange's main market for listed securities ("Admission"). On the basis that the Circular is published by the above date, it is expected that Admission will become effective by no later than 23 July 2001.

[LOGO OF HOARE GOVETT]

In addition to the Placing and Open Offer, it is also proposed that:

(a) other than Mr Lomnitz, all of the current Directors will resign on Admission (Mr Lomnitz will remain as an executive Director). Messrs Jefferies (Non-executive Chairman), Hill (Chief Executive Officer), Canham (Chief Financial Officer) and Bair (non-executive Director) will be appointed to the Company's Board on Admission;

(b) the total "pool" of share options capable of being issued under the Company's share option schemes will be increased from 10 per cent. of the issued share capital from time to time to 15 per cent;

(c) the Company closes its OfficeShopper and Sparza operations, trading now having ceased;

(d) between the date of this letter and completion of the Placing and Open Offer, the Company may be required to secure a temporary credit line and or debt bridge facility, which may be provided by some or all of the existing directors, to provide cash liquidity pending completion of the Placing and Open Offer;

(e) in connection with the termination of their arrangements with the Company and the cancellation of their outstanding share options, Dan Wagner and Dave Mattey will be entitled, subject to completion of the Placing and Open Offer, to certain payments from the Company amounting to (pound)220,580 and 274,337 respectively, which amounts they have agreed will be applied in paying up such number of new Ordinary Shares in the Company as equals the amount of their respective payments divided by the Issue Price;

(f) as of 31 March 2001, the Group had available cash resources of 7.4 million ((pound)16.3 million at 31 December 2000). The Company announced on 2 May 2001 that they had available cash of 2.9 million as at 30 April 2001.

(g) The audit report for the year ended 31 December 2000, while unqualified, contains an explanatory paragraph making reference to a fundamental uncertainty concerning the going concern basis of preparation of the financial statements being dependent upon the successful conclusion of bridge funding and the Placing and Open Offer.

We have pleasure, as agent for the Company, in now offering you the number of Firm Shares set out in Box A above and the number of Open Offer Shares set out in Box B above, (together "Placing Commitment") (free of all expenses) at the Issue Price subject to the terms and conditions in this letter and in the Form of Confirmation and to the Money Laundering Regulations 1993. The Open Offer Shares (but not the Firm Shares) will be subject to recall under the terms of the Open Offer and the right is accordingly reserved to qualifying shareholders to recall before the closing date for the Open Offer all or any of the Open Offer Shares conditionally placed with you.

This letter, the terms of which are conditional (amongst other things) on a draft press announcement ("Press Announcement") being released by the Company confirming securing Placing Commitments of (pound)13.5 million, sets out the basis on which you undertake to accept the Placing Commitment offered to you by the Company (as set out above).

The Placing Commitments shall be made on the terms of this letter and any additional terms and conditions as may be required to comply with the requirements of the City Code on Takeovers and Mergers, the Financial Services Authority acting in its capacity as the United Kingdom Listing Authority ("UKLA") and the London Stock Exchange.

[LOGO OF HOARE GOVETT]

You should note that the Placing and Open Offer is not being underwritten.

The Placing

The Circular is currently expected to be published by the Company no later than 29 June 2001. You are therefore making your decision whether or not to participate in the Placing solely on the basis of the information contained in the Presentation and in this letter. The Presentation may not have contained all information necessary for you to make an informed assessment of the Company and its prospects. It is a term of your participation in the Placing that you accept this fact. However, your participation in the Placing will be conditional on the following:

(a) an announcement in relation to the Placing and Open Offer and related proposals being made in accordance with the Listing Rules of the UKLA ("Listing Rules");

(b) the Circular being published in accordance with the Financial Services Act 1986 ("FSA") and the Listing Rules and containing a working capital statement in accordance with 6.E.16 of the Listing Rules which is unqualified except as to Admission;

(c) the Circular (a) complying with the Listing Rules and section 146 of the FSA and (b) in Hoare Govett's reasonable opinion being and remaining until Admission accurate and not misleading in any material respect;

(d) In Hoare Govett's reasonable opinion, there being no information in or omissions from the Circular which, when taken as a whole, are materially inconsistent with the information or position contained in the Presentation;

(e) the resolutions being passed at the EGM without amendment which Hoare Govett reasonably regards as material;

(f) the resignation of all of the Company's Directors with effect from Admission (other than Mr Lomnitz who will remain as an executive director);

(g) prior to Admission, so far as Hoare Govett is aware, no order having been made or resolution passed in respect of the Company or any of its material subsidiaries for its or their winding up or dissolution or for it or them to enter into any arrangement or composition for the benefit of creditors, or the appointment of a receiver, administrative receiver, trustee or similar officer;

(h) commitments being received by the Company (or its duly appointed agents) pursuant to the Placing for (pound)13.5 million (gross);

(i)     Admission becoming effective by no later than 31 August 2001.

Hoare Govett and the Company reserve the right to agree and extend the time for the satisfaction of any of the above conditions provided that such time may not be extended beyond 31 August 2001. In that event, we will inform you at the earliest opportunity and all subsequent dates mentioned in this letter will be adjusted appropriately.

You agree that where a condition is expressed to be subject to Hoare Govett's reasonable opinion:

(a) Hoare Govett will exercise its opinion in its absolute discretion, having regard to the Placing and Open Offer as a whole, and not to placees' interests individually; and

[LOGO OF HOARE GOVETT]

(b) provided that Hoare Govett exercises its discretion in good faith, it shall not incur any liability to you whatsoever.

By signing and returning the attached Form of Confirmation, you will confirm your agreement with us, on the terms, and subject to the conditions, of this letter and subject to the Memorandum and Articles of Association of the Company, to subscribe under the Placing for the number of New Ordinary Shares set out in Boxes A and B on page 1 of this letter at the Issue Price. Subject only to the above conditions being satisfied or waived, your Placing Commitment will be irrevocable.

Commissions

No commission will be payable to you in respect of your participation in the Placing.

Hoare Govett will be paid a commission by the Company in relation to the Placing equal to seven per cent. of the total funds raised under the Placing and Open Offer. In order to retain cash within the Company and to align its interests with those of institutional investors who are giving Placing Commitments, Hoare Govett has agreed to take this commission principally in the form of equity at the Issue Price provided that the total number of new Ordinary Shares received by Hoare Govett shall be less than 3 per cent. of the then issued share capital of the Company, with the remainder taken in cash.

Timetable

The date the Circular is posted will determine the timetable for the Open Offer and EGM.

As soon as possible after the closing of the Open Offer, we will inform you of the amount recalled by qualifying shareholders under the Open Offer and of the number of Open Offer Shares and Firm Shares which are required to be taken up by you ("Trade Confirmation"), together with the funds payment to be made.

Please note that ABN AMRO Equities (UK) Limited will act as our execution and settlement agent. As such, all trades will be matched and settled with its CREST Participant ID 590 (five nine zero). Trade confirmations will be issued by ABN AMRO Equities (UK) Limited in the normal manner. Settlement will be free of all charges, commissions and duties.

In the event that you have any queries in respect of settlement, please call Rhys Thomas on 020 7678 7043 or Kevin Gant on 020 7678 0584.

Interest may be charged in respect of payments not received by us for value by the required time referred to above at a rate equal to the London Inter-Bank Offered Rate for seven day deposits in sterling plus five per cent. per annum as determined by us.

In the event that the conditions are not fulfilled by 31 August 2001, the Placing will not proceed and your rights and obligations under this letter shall cease and determine. In such event, all funds delivered to us pursuant to this letter will be returned to you by telegraphic transfer on your instructions or by cheque.

Confirmations

By signing and returning the Form of Confirmation, you will be confirming that, as a term of the acceptance of your Placing Commitment:

[LOGO OF HOARE GOVETT]

(a) you have entered into this commitment solely on the basis of the information contained in the Presentation and this letter and you have not relied on any other representation or warranty in reaching your decision to acquire New Ordinary Shares under your Placing Commitment;

(b) neither Hoare Govett nor the Company's sponsor, PricewaterhouseCoopers Corporate Finance, is acting for you in connection with the Placing and will not be responsible to you in respect of the Placing for providing protections afforded to their customers. In particular, you acknowledge that neither Hoare Govett nor PricewaterhouseCoopers Corporate Finance has made any recommendation to you in relation to the Placing and is not advising you with regard to the suitability or merits of the transaction or in connection with the arrangements set out in this letter. In addition, you acknowledge that you do not expect Hoare Govett or PricewaterhouseCoopers Corporate Finance to have any duties or responsibilities towards you similar or comparable to those imposed by The Securities and Futures Authority Limited's rules requiring "best execution", "suitability" and "risk warnings";

(c) that you, or each person or body on whose behalf you accept your Placing Commitment (in whole or in part) or to whom you allocate such Placing Commitment (in whole or in part) has capacity and authority to enter into and perform the terms of such commitment and that you are entitled to accept your Placing Commitment under the laws of all relevant jurisdictions which apply to you, have complied and will fully comply with all such laws in relation to your Placing Commitment (including, where applicable, the Money Laundering Regulations 1993) and have obtained all governmental and other consents which may be required in relation to your Placing Commitment;

(f) none of the New Ordinary Shares has been or will be registered under the Securities Act of 1933 of the United States (as amended) (the "Securities Act") or any of the relevant securities, laws of Canada or Australia and may not be offered, sold, taken up or delivered, directly or indirectly, into or within the United States except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act, and you represent, warrant and undertake that unless you are taking up New Ordinary Shares pursuant to such an exemption: (i) you are not within the United States, Canada, Japan or Australia and you are not a US person or a citizen of Canada, Japan or Australia; (ii) you have not offered, sold or delivered and will not offer, sell or deliver any of the New Ordinary Shares to persons within the United States, directly or indirectly, or into Canada, Japan or Australia; (iii) neither you, your affiliates, nor any persons acting on your behalf, have engaged or will engage in any directed selling efforts with respect to the New Ordinary Shares; (iv) you are not taking up the New Ordinary Shares for resale in or into the United States, Canada, Japan or Australia; and (v) you will not distribute any offering material, directly or indirectly, in or into the United States, Canada, Japan or Australia or to any persons resident in such countries. Terms and expressions used in this paragraph have the meanings given to them by Regulation S made under the Securities Act;

(g) you will not procure the acquisition of any New Ordinary Shares by or for the account of any person with an address in Australia, Canada or Japan, you will not offer any New Ordinary Shares to any such person and you will not otherwise treat any New Ordinary Shares in any manner that would contravene any applicable Australian, Canadian, Japanese or other securities legislation;

(g) you are a person who falls within paragraph 11(3) of the Financial Services Act 1986 (Investment Advertisements)(Exemptions) Order 1996 or of the kind described in Article 8(1) of the Financial Services Act 1986 (investment Advertisements)(Exemptions)(No.2) Order 1995;

(h) all notices, remittances and documents of title are sent at your own risk;

[LOGO OF HOARE GOVETT]

(i) that to the extent you are a shareholder in Bright Station Plc, you will vote in favour of the resolutions to be put forward at the EGM to effect the proposals (as contemplated);

(j) Hoare Govett may at its absolute discretion refuse or scale back your application for a Placing Commitment by any amount it deems fit; and

(k)     that your remittance will be honoured on first presentation.

Without prejudice to any of the above undertakings, you agree that, to the extent you are or become a distributor of New Ordinary Shares (including underwriters, dealers and all other persons who receive remuneration in respect of securities sold) during the "distribution compliance period" (as such term is defined under Regulation S of the United States Securities Act of 1933 (as amended)) you will make all offers and sales of New Ordinary Shares during the "distribution compliance period" only in accordance with Regulation S or an exemption under the United States Securities Act of 1933 (as amended) or pursuant to an effective registration statement under the said act. In addition, if you shall sell New Ordinary Shares to a distributor, dealer or a person receiving a selling concession you shall procure the purchaser is subject to the same restrictions on offers and sales that apply to you.

You agree that settlement, or a series of settlements, with an aggregate value of (pound)8,500 or greater, settled by way of third party payments, for example, bankers draft, building society cheque or a cheque drawn by someone other than the placee, are liable to be subject to verification of identity requirements to comply with the Money Laundering Regulations 1993. This may involve verification of names and addresses through a reputable agency. By returning the Letter of Confirmation, you undertake to provide such evidence of identity, within such reasonable time (in each case to be determined at the discretion of Hoare Govett) as may be requested to ensure compliance with the Money Laundering Regulations 1993. If satisfactory evidence and identity has not been obtained within a reasonable time, then such settlement will not proceed any further but without prejudice to the rights of Hoare Govett or the Company to take proceedings to recover any loss suffered by any of them as a result of failing to provide satisfactory evidence. In such event the settlement monies (without interest) will be returned to the bank or building society account from which payment was made.

The presentation and any accompanying materials distributed by the Company were directed solely at persons falling within certain exemptions to section 57 of the Financial Services Act 1986 and it was not and is not intended that they should be acted upon in any way by persons who do not have professional experience in matters relating to investments and who do not fall within the relevant exemptions.

Any forward looking statements, including any projections, contained in the Presentation have not been commented or reported on by the Company's auditors and accordingly may not necessarily be on a basis which is consistent with the Company's accounting policies. Actual results may differ substantially from figures used for planning purposes only and accordingly any such forward looking projections or projections should not be relied on in any manner whatsoever.

Time is of the essence as regards obligations set out in this letter and the Letter of Confirmation.

[LOGO OF HOARE GOVETT]

This letter, the enclosed Letter of Confirmation and any contract which has been or may be entered into between you and the Company on the terms of or pursuant to this letter will be governed by and construed in accordance with English Law and you have agreed to submit to the exclusive jurisdiction of the English courts as regards any claim, dispute or matter arising out of or relating to such contract, this letter and/or the enclosed Letter of Confirmation.

Whether or not this allocation is to be split amongst several accounts, IT IS IMPERATIVE THAT THE ENCLOSED FORM OF CONFIRMATION IS COMPLETED, SIGNED AND RETURNED TO US (FOR THE ATTENTION OF KEVIN GANT) BY FACSIMILE (020 7678 1134) OR BY HAND IN RESPECT OF YOUR TOTAL PLACING COMMITMENT NOT LATER THAN 5.00 P.M. on, 30 May 2001.

Yours faithfully

/s/ [SIGNATURE ILLEGIBLE]

For and on behalf of
Hoare Govett Limited
Andrew C Chapman
Director - Corporate Finance

[LOGO OF HOARE GOVETT]

                             FORM OF CONFIRMATION

Whether or not this allocation is to be split amongst several accounts, IT IS IMPERATIVE THAT THIS FORM IS COMPLETED, SIGNED AND RETURNED TO US FOR THE ATTENTION OF KEVIN GANT BY FACSIMILE (020 7678 1134) OR BY HAND IN RESPECT OF THE TOTAL PLACING COMMITMENT SO AS TO BE RECEIVED BY US NOT LATER THAN 5:00 P.M. ON 30 MAY 2001.

To:  Hoare Govett Limited                      Ref No.: ABN10
     199 Bishopsgate
     London EC2M 3XW

For the attention of Kevin Gant
-------------------------------

                                   ---------------------------------------------
                                               Box A                      Box B
                                         Firm Shares          Open Offer Shares


                                           5,837,246                   6,162,754
                                   ---------------------------------------------

Dear Sirs

Bright Station plc (the "Company")
Placing of 270,000,000 new ordinary shares of 1p each ("New Ordinary Shares") on behalf of the Company at 5p per share (the "Issue Price")(the "Placing")

We hereby acknowledge receipt of your letter of 23 May 2001 (the "Placing Letter"), the definitions contained in which shall apply in this Form of Confirmation. We confirm that subject to and only on the basis of the terms and conditions contained therein, we irrevocably agree to subscribe for the number of New Ordinary Shares set out in Box A and in Box B (subject, in the case of Box B, to clawback from qualifying shareholders).

This Form of Confirmation is binding upon receipt by you of this form.

We understand and accept the contents of the Placing Letter and in making this confirmation give the acknowledgement and agreement required by that letter and the confirmations required by the paragraph headed "Confirmations" in that letter.

In the event of us/the funds managed or advised by us being required to take up any New Ordinary Shares in respect of our/their Placing Commitment, we agree to pay on demand the full amount due in respect of such participation in accordance with the terms of the Placing Letter.

Signed: /s/ [ILLEGIBLE SIGNATURE]                        30th May, 2001
        ---------------------------------                --------

For and on behalf of Smith Williamson Smaller Securities Trust
                     -----------------------------------------

[LOGO OF HOARE GOVETT]

                                                    Hoare Govett Limited
                                                    250 Bishopsgate
                                                    London EC2M 4AA
                                                    Telephone +44(0)20 7678 8000
                                                    Facsimile +44(0)20 7678 1587






STRICTLY PRIVATE AND CONFIDENTIAL

                                                        TOTAL PLACING COMMITMENT
                                            ------------------------------------
                                                     Box A                 Box B
                                               Firm Shares     Open Offer Shares


                                                 3,405,060             3,594,940
                                            ------------------------------------
                                                                     29 May 2001

Matthew Beardmore-Grey Esq
Prudential
Governor's House
Laurence Poultney Hill
London
EC4R 0EU


For the attention of: Matthew Beardmore-Grey

Dear Sirs

Bright Station plc (the "Company")
Placing of 270,000,000 new ordinary shares of 1p each ("New Ordinary Shares") on behalf of the Company at 5p per share (the "Issue Price") (the "Placing")

We refer to our telephone conversation and to the recent presentation made by the Company to you in connection with the above fund raising (the
"Presentation").

It is currently proposed that 270,000,000 New Ordinary Shares will be issued in connection with a placing and open offer to raise (pound)13.5 million (gross). Under the proposed open offer (the "Open Offer"), up to 138,661,969 of the New Ordinary Shares will be offered to qualifying shareholders (the "Open Offer Shares") at the Issue Price on the basis of 4 Open Offer Shares for every 5 existing Ordinary Shares held. Accordingly, the Open Offer Shares are being conditionally placed with institutional investors by Hoare Govett as agent for the Company, subject to clawback under the Open Offer, and the remaining 131,338,031 New Ordinary Shares are being placed firm (the "Firm Shares"). The New Ordinary Shares will rank pari passu in all respects with the Company's existing ordinary shares.

It is currently proposed that a circular comprising a prospectus will be published by the Company containing further details of the Placing and Open Offer and other proposals (see below) on or before 29 June 2001 ("Circular"). The Circular will contain a notice convening an extraordinary general meeting of the Company to approve the Placing and Open Offer and related proposals ("EGM"). Application will also be made for the New Ordinary Shares to be admitted to listing on the Official List of the UK Listing Authority ("UKLA") and to trading on the London Stock Exchange's main market for listed securities ("Admission"). On the basis that the Circular is published by the above date, it is expected that Admission will become effective by no later than 23 July 2001.

[LOGO OF HOARE GOVETT]

In addition to the Placing and Open Offer, it is also proposed that:

(a) other than Mr Lomnitz, all of the current Directors will resign on Admission (Mr Lomnitz will remain as an executive Director). Messrs Jefferies (Non-executive Chairman), Hill (Chief Executive Officer), Canham (Chief Financial Officer) and Bair (non-executive Director) will be appointed to the Company's Board on Admission;

(b) the total "pool" of share options capable of being issued under the Company's share option schemes will be increased from 10 per cent. of the issued share capital from time to time to 15 per cent;

(c) the Company closes its OfficeShopper and Sparza operations, trading now having ceased;

(d) between the date of this letter and completion of the Placing and Open Offer, the Company may be required to secure a temporary credit line and or debt bridge facility, which may be provided by some or all of the existing directors, to provide cash liquidity pending completion of the Placing and Open Offer;

(e) in connection with the termination of their arrangements with the Company and the cancellation of their outstanding share options, Dan Wagner and Dave Mattey will be entitled, subject to completion of the Placing and Open Offer, to certain payments from the Company amounting to (pound)220,580 and (pound)274,337 respectively, which amounts they have agreed will be applied in paying up such number of new Ordinary Shares in the Company as equals the amount of their respective payments divided by the Issue Price;

(f) as of 31 March 2001, the Group had available cash resources of (pound)7.4 million ((pound)16.3 million at 31 December 2000). The Company announced on 2 May 2001 that they had available cash of (pound)2.9 million as at 30 April 2001.

(g) The audit report for the year ended 31 December 2000, while unqualified, contains an explanatory paragraph making reference to a fundamental uncertainty concerning the going concern basis of preparation of the financial statements being dependent upon the successful conclusion of bridge funding and the Placing and Open Offer.

We have pleasure, as agent for the Company, in now offering you the number of Firm Shares set out in Box A above and the number of Open Offer Shares set out in Box B above, (together "Placing Commitment") (free of all expenses) at the Issue Price subject to the terms and conditions in this letter and in the Form of Confirmation and to the Money Laundering Regulations 1993. The Open Offer Shares (but not the Firm Shares) will be subject to recall under the terms of the Open Offer and the right is accordingly reserved to qualifying shareholders to recall before the closing date for the Open Offer all or any of the Open Offer Shares conditionally placed with you.

This letter, the terms of which are conditional (amongst other things) on a draft press announcement ("Press Announcement") being released by the Company confirming securing Placing CommItments of (pound)13.5 million, sets out the basis on which you undertake to accept the Placing Commitment offered to you by the Company (as set out above).

The Placing Commitments shall be made on the terms of this letter and any additional terms and conditions as may be required to comply with the requirements of the City Code on Takeovers and Mergers, the Financial Services Authority acting in its capacity as the United Kingdom Listing Authority ("UKLA") and the London Stock Exchange.

[LOGO OF HOARE GOVETT]

You should note that the Placing and Open Offer is not being underwritten.

The Placing

The Circular is currently expected to be published by the Company no later than 29 June 2001. You are therefore making your decision whether or not to participate in the Placing solely on the basis of the information contained in the Presentation and in this letter. The Presentation may not have contained all information necessary for you to make an informed assessment of the Company and its prospects. It is a term of your participation in the Placing that you accept this fact. However, your participation in the Placing will be conditional on the following:

(a) an announcement in relation to the Placing and Open Offer and related proposals being made in accordance with the Listing Rules of the UKLA ("Listing Rules");

(b) the Circular being published in accordance with the Financial Services Act 1986 ("FSA") and the Listing Rules and containing a working capital statement in accordance with 6.E.16 of the Listing Rules which is unqualified except as to Admission;

(c) the Circular (a) complying with the Listing Rules and section 146 of the FSA and (b) in Hoare Govett's reasonable opinion being and remaining until Admission accurate and not misleading in any material respect;

(d) In Hoare Govett's reasonable opinion, there being no information in or omissions from the Circular which, when taken as a whole, are materially inconsistent with the information or position contained in the Presentation;

(e) the resolutions being passed at the EGM without amendment which Hoare Govett reasonably regards as material;

(f) the resignation of all of the Company's Directors with effect from Admission (other than Mr Lomnitz who will remain as an executive director);

(g) prior to Admission, so far as Hoare Govett is aware, no order having been made or resolution passed in respect of the Company or any of its material subsidiaries for its or their winding up or dissolution or for it or them to enter into any arrangement or composition for the benefit of creditors, or the appointment of a receiver, administrative receiver, trustee or similar officer;

(h) commitments being received by the Company (or its duly appointed agents) pursuant to the Placing for (pound)13.5 million (gross);

(i)     Admission becoming effective by no later than 31 August 2001.

Hoare Govett and the Company reserve the right to agree and extend the time for the satisfaction of any of the above conditions provided that such time may not be extended beyond 31 August 2001. In that event, we will inform you at the earliest opportunity and all subsequent dates mentioned in this letter will be adjusted appropriately.

You agree that where a condition is expressed to be subject to Hoare Govett's reasonable opinion:

(a) Hoare Govett will exercise its opinion in its absolute discretion, having regard to the Placing and Open Offer as a whole, and not to placees' interests individually; and

[LOGO OF HOARE GOVETT]

(b) provided that Hoare Govett exercises its discretion in good faith, it shall not incur any liability to you whatsoever.

By signing and returning the attached Form of Confirmation, you will confirm your agreement with us, on the terms, and subject to the conditions, of this letter and subject to the Memorandum and Articles of Association of the Company, to subscribe under the Placing for the number of New Ordinary Shares set out in Boxes A and B on page 1 of this letter at the Issue Price. Subject only to the above conditions being satisfied or waived, your Placing Commitment will be irrevocable.

Commissions

No commission will be payable to you in respect of your participation in the Placing.

Hoare Govett will be paid a commission by the Company in relation to the Placing equal to seven per cent. of the total funds raised under the Placing and Open Offer. In order to retain cash within the Company and to align its interests with those of institutional investors who are giving Placing Commitments, Hoare Govett has agreed to take this commission principally in the form of equity at the Issue Price provided that the total number of new Ordinary Shares received by Hoare Govett shall be less than 3 per cent. of the then issued share capital of the Company, with the remainder taken in cash.

Timetable

The date the Circular is posted will determine the timetable for the Open Offer and EGM.

As soon as possible after the closing of the Open Offer, we will inform you of the amount recalled by qualifying shareholders under the Open Offer and of the number of Open Offer Shares and Firm Shares which are required to be taken up by you ("Trade Confirmation"), together with the funds payment to be made.

Please note that ABN AMRO Equities (UK) Limited will act as our execution and settlement agent. As such, all trades will be matched and settled with its CREST Participant ID 590 (five nine zero). Trade confirmations will be issued by ABN AMRO Equities (UK) Limited in the normal manner. Settlement will be free of all charges, commissions and duties.

In the event that you have any queries in respect of settlement, please call Rhys Thomas on 020 7678 7043 or Kevin Gant on 020 7678 0584.

Interest may be charged in respect of payments not received by us for value by the required time referred to above at a rate equal to the London Inter-Bank Offered Rate for seven day deposits in sterling plus five per cent. per annum as determined by us.

In the event that the conditions are not fulfilled by 31 August 2001, the Placing will not proceed and your rights and obligations under this letter shall cease and determine. In such event, all funds delivered to us pursuant to this letter will be returned to you by telegraphic transfer on your instructions or by cheque.

Confirmations

By signing and returning the Form of Confirmation, you will be confirming that, as a term of the acceptance of your Placing Commitment:

[LOGO OF HOARE GOVETT]

(a) you have entered into this commitment solely on the basis of the information contained in the Presentation and this letter and you have not relied on any other representation or warranty in reaching your decision to acquire New Ordinary Shares under your Placing Commitment;

(b) neither Hoare Govett nor the Companys sponsor, PricewaterhouseCoopers Corporate Finance, is acting for you in connection with the Placing and will not be responsible to you in respect of the Placing for providing protections afforded to their customers. In particular, you acknowledge that neither Hoare Govett nor PricewaterhouseCoopers Corporate Finance has made any recommendation to you in relation to the Placing and is not advising you with regard to the suitability or merits of the transaction or in connection with the arrangements set out In this letter. In addition, you acknowledge that you do not expect Hoare Govett or PricewaterhouseCoopers Corporate Finance to have any duties or responsibilities towards you similar or comparable to those imposed by The Securities and Futures Authority Limited's rules requiring best execution, suitability and risk warnings";

(c) that you, or each person or body on whose behalf you accept your Placing Commitment (in whole or in part) or to whom you allocate such Placing Commitment (in whole or in part) has capacity and authority to enter into and perform the terms of such commitment and that you are entitled to accept your Placing Commitment under the laws of all relevant jurisdictions which apply to you, have complied and will fully comply with all such laws in relation to your Placing Commitment (including, where applicable, the Money Laundering Regulations 1993) and have obtained all governmental and other consents which may be required in relation to your Placing Commitment;

(f) none of the New Ordinary Shares has been or will be registered under the Securities Act of 1933 of the United States (as amended) (the "Securities Act") or any of the relevant securities, laws of Canada or Austraila and may not be offered, sold, taken up or delivered, directly or indirectly, into or within the United States except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act, and you represent, warrant and undertake that unless you are taking up New Ordinary Shares pursuant to such an exemption: (i) you are not within the United States, Canada, Japan or Australia and you are not a US person or a citizen of Canada, Japan or Australia; (ii) you have not offered, sold or delivered and will not offer, soil or deliver any of the New Ordinary Shares to persons within the United States, directly or indirectly, or into Canada, Japan or Australia; (iii) neither you, your affiliates, nor any persons acting on your behalf, have engaged or will engage in any directed selling efforts with respect to the New Ordinary Shares; (iv) you are not taking up the New Ordinary Shares for resale in or into the United States, Canada, Japan or Australia; and (v) you will not distribute any offering material, directly or indirectly, in or into the United States, Canada, Japan or Australia or to any persons resident in such countries. Terms and expressions used in this paragraph have the meanings given to them by Regulation S made under the Securities Act;

(g) you will not procure the acquisition of any New Ordinary Shares by or for the account of any person with an address in Australia, Canada or Japan, you will not otter any New Ordinary Shares to any such person and you will not otherwise treat any New Ordinary Shares in any manner that would contravene any applicable Australian, Canadian, Japanese or other securities legislation;

(g) you are a person who falls within paragraph 11(3) of the Financial Services Act 1986 (Investment Advertisements)(Exemptions) Order 1996 or of the kind described in Article 8(1) of the Financial Services Act 1986 (Investment Advertisements)(Exemptions)(No.2) Order 1995;

(h) all notices, remittances and documents of title are sent at your own risk;

[LOGO OF HOARE GOVETT]

(i) that to the extent you are a shareholder in Bright Station Plc, you will vote in favour of the resolutions to be put forward at the EGM to effect the proposals (as contemplated);

(j) Hoare Gcvett may at its absolute discretion refuse or scale back your application for a Placing Commitment by any amount it deems fit; and

(k)     that your remittance will be honoured on first presentation.

Without prejudice to any of the above undertakings, you agree that, to the extent you are or become a distributor of New Ordinary Shares (including underwriters, dealers and all other persons who receive remuneration in respect of securities sold) during the "distribution compliance period" (as such term is defined under Regulation S of the United States Securities Act of 1933 (as amended)) you will make all offers and sales of New Ordinary Shares during the "distribution compliance period" only in accordance with Regulation S or an exemption under the United States Securities Act of 1933 (as amended) or pursuant to an effective registration statement under the said act. In addition, if you shall sell New Ordinary Shares to a distributor, dealer or a person receiving a selling concession you shall procure the purchaser is subject to the same restrictions on offers and sales that apply to you.

You agree that settlement, or a series of settlements, with an aggregate value of (pound)8,500 or greater, settled by way of third party payments, for example, bankers draft, building society cheque or a cheque drawn by someone other than the placee, are liable to be subject to verification of identity requirements to comply with the Money Laundering Regulations 1993. This may involve verification of names and addresses through a reputable agency. By returning the Letter of Confirmation, you undertake to provide such evidence of identity, within such reasonable time (in each case to be determined at the discretion of Hoare Govett) as may be requested to ensure compliance with the Money Laundering Regulations 1993. If satisfactory evidence and identity has not been obtained within a reasonable time, then such settlement will not proceed any further but without prejudice to the rights of Hoare Govett or the Company to take proceedings to recover any loss suffered by any of them as a result of failing to provide satisfactory evidence. In such event the settlement monies (without interest) will be returned to the bank or building society account from which payment was made.

The presentation and any accompanying materials distributed by the Company were directed solely at persons failing within certain exemptions to section 57 of the Financial Services Act 1986 and it was not and is not intended that they should be acted upon in any way by persons who do not have professional experience in matters relating to investments and who do not fall within the relevant exemptions.

Any forward looking statements, including any projections, contained in the Presentation have not been commented or reported on by the Company's auditors and accordingly may not necessarily be on a basis which is consistent with the Company's accounting policies. Actual results may differ substantially from figures used for planning purposes only and accordingly any such forward looking projections or projections should not be relied on in any manner whatsoever.

Time is of the essence as regards obligations set out in this letter and the Letter of Confirmation.

[LOGO OF HOARE GOVETT]

This letter, the enclosed Letter of Confirmation and any contract which has been or may be entered into between you and the Company on the terms of or pursuant to this letter will be governed by and construed in accordance with English Law and you have agreed to submit to the exclusive jurisdiction of the English courts as regards any claim, dispute or matter arising out of or relating to such contract, this letter and/or the enclosed Letter of Confirmation.

Whether or not this allocation is to be split amongst several accounts, IT IS IMPERATIVE THAT THE ENCLOSED FORM OF CONFIRMATION IS COMPLETED, SIGNED AND RETURNED TO US (FOR THE ATTENTION OF KEVIN GANT) BY FACSIMILE (020 7678 1134) OR BY HAND IN RESPECT OF YOUR TOTAL PLACING COMMITMENT NOT LATER THAN 5.00 P.M. on, 30 May 2001.

Yours faithfully

/s/ [SIGNATURE ILLEGIBLE]

For and on behalf of
Hoare Govett Limited
Andrew C Chapman
Director - Corporate Finance

[LOGO OF HOARE GOVETT]

                             FORM OF CONFIRMATION

Whether or not this allocation is to be split amongst several accounts, IT IS IMPERATIVE THAT THIS FORM IS COMPLETED, SIGNED AND RETURNED TO US FOR THE ATTENTION OF KEVIN GANT BY FACSIMILE (020 7678 1134) OR BY HAND IN RESPECT OF THE TOTAL PLACING COMMITMENT SO AS TO BE RECEIVED BY US NOT LATER THAN 5:00 P.M. ON 30 MAY 2001.

To:  Hoare Govett Limited                      Ref No.: ABN5
     199 Bishopsgate
     London EC2M 3XW

For the attention of Kevin Gant
-------------------------------

                                   ---------------------------------------------
                                               Box A                      Box B
                                         Firm Shares          Open Offer Shares


                                           3,405,060                   3,584,340
                                   ---------------------------------------------

Dear Sirs

Bright Station plc (the "Company")
Placing of 270,000,000 new ordinary shares of 1p each ("New Ordinary Shares") on behalf of the Company at 5p per share (the "Issue Price")(the "Placing")

We hereby acknowledge receipt of your letter of 23 May 2001 (the "Placing Letter"), the definitions contained in which shall apply in this Form of Confirmation. We confirm that subject to and only on the basis of the terms and conditions contained therein, we irrevocably agree to subscribe for the number of New Ordinary Shares set out in Box A and in Box B (subject, in the case of Box B, to clawback from qualifying shareholders).

This Form of Confirmation is binding upon receipt by you of this form.

We understand and accept the contents of the Placing Letter and in making this confirmation give the acknowledgement and agreement required by that letter and the confirmations required by the paragraph headed "Confirmations" in that letter.

In the event of us/the funds managed or advised by us being required to take up any New Ordinary Shares in respect of our/their Placing Commitment, we agree to pay on demand the full amount due in respect of such participation in accordance with the terms of the Placing Letter.

Signed: /s/ [ILLEGIBLE SIGNATURE]                        31st May, 2001
       ----------------------------------                --------

For and on behalf of [ILLEGIBLE]
                     ----------------------------